                                  SCHEDULE 14A

                            SCHEDULE 14A INFORMATION
 Proxy Statement Pursuant To Section 14(a) of the Securities Exchange Act of 1934

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                             Quaker Investment Trust
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------

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                             QUAKER INVESTMENT TRUST
                              309 Technology Drive
                           Malvern, Pennsylvania 19355

                                 PROXY MATERIALS

Quaker Strategic Growth Fund                  Quaker Mid-Cap Value Fund
Quaker Core Equity Fund                       Quaker Small-Cap Value Fund
Quaker Small-Cap Growth Fund                  Geewax Terker Core Value Fund
Quaker Capital Opportunities Fund             Quaker Fixed Income Fund
Quaker Biotech Pharma-Healthcare Fund         Quaker Small-Cap Trend Fund

Dear Shareholder:

I am writing to let you know that a meeting of  shareholders  of each  series of
Quaker  Investment  Trust  (the  "Trust")  mentioned  above  will be held at the offices of the Trust,  located at 309 Technology  Drive,  Malvern,  Pennsylvania
19355 on Monday,  April 18, 2005 at 9 a.m.,  Eastern time (the  "Meeting").  The purpose of the Meeting is to vote on several important proposals that affect the
Trust  and each of the  series  portfolio  of the  Trust  (each,  a "Fund"  and, collectively,  the "Funds") and your  investment in them. As a shareholder,  you have the  opportunity  to voice your  opinion on the  matters  that  affect your
Fund(s).  This package contains  information about each of the proposals,  which includes the Notice of Meeting,  Proxy  Statement  and proxy card to be used for voting by mail or telephone.

Please  read the  enclosed  materials  and cast your  vote on the proxy  card(s)
enclosed.  Please vote your shares promptly. Your vote is extremely important no matter how large or small your holdings may be.

All of the proposals  have been  carefully  reviewed by the Board of Trustees of the Trust (the "Board"). The Trustees,  most of whom are not affiliated with the
Trust, are responsible for protecting your interests as a shareholder. The Board believes the proposals  are in the best  interests of the  shareholders  of each respective Fund. They recommend that you vote FOR each proposal.

The following Q&A is provided to assist you in understanding the proposals. Each proposal is described in greater detail in the enclosed Proxy Statement.

Voting is quick and easy.  Everything  you need is enclosed.  To cast your vote, simply complete the proxy card(s) enclosed in this package.  Be sure to sign the card(s) before mailing it in the postage-paid  envelope.  You may also vote your shares by touch-tone  telephone by simply calling the toll-free number indicated
on your proxy card(s), enter the control number found on the card(s), and follow the recorded instructions.

Your vote is important  regardless  of the number of shares you own. In order to avoid the added  cost of  follow-up  solicitations  and  possible  adjournments, please  take the time to read the  Proxy  Statement  and cast your  vote.  It is important that your vote be received no later than April 14, 2005.

Should you have any questions before you vote, please call Georgeson Shareholder
Communications,   Inc.,   the   Funds'   proxy   solicitor   ("Georgeson"),   at
1-888-288-7240  (toll  free).  They'll  be  glad to help  you get  your  vote in quickly. Thank you for your participation in this important initiative.

                                            By Order of the Board of Trustees,

                                            /s/ David K. Downes
                                            David K. Downes
                                            Chairman

March 15, 2005

                                      -2-

                  IMPORTANT INFORMATION TO HELP YOU UNDERSTAND
                            AND VOTE ON THE PROPOSALS

Below is a brief  overview  of the  proposals  to be voted  upon.  Your  vote is important.  Please read the full text of the enclosed Proxy Statement, which you should  retain  for  future  reference.  If you need  another  copy of the Proxy
Statement, please call Georgeson at 1-888-288-7240 (toll free).

We appreciate your trust in investing with us and we look forward to helping you achieve your financial goals.

What proposals am I being asked to vote on?

You are being asked to vote on the following proposals:

-------- ----------------------------------------------------------------- -----------------
Proposal                      What is the Proposal?                        Fund(s) Affected
-------- ----------------------------------------------------------------- -----------------
  1.      Elect a Board of Trustees of the Trust.                          All Funds
-------- ----------------------------------------------------------------- -----------------
  2.     Approve an Investment Advisory Agreement between Quaker Funds,    All Funds
         Inc. ("QFI") and the Trust with respect to each of the Funds.
-------- ----------------------------------------------------------------- -----------------
  3(a).  Approve an Investment Subadvisory Agreement between QFI and DG    Quaker Strategic
         Capital Management, Inc. for the Fund.                            Growth Fund
-------- ----------------------------------------------------------------- -----------------
  3(b).  Approve an Investment Subadvisory Agreement between QFI and       Quaker Core
         Geewax, Terker & Co. for the Fund.                                Equity Fund
-------- ----------------------------------------------------------------- -----------------
  3(c).  Approve an Investment Subadvisory Agreement between QFI and       Quaker Small-Cap
         Geewax, Terker & Co. for the Fund.                                Growth Fund
-------- ----------------------------------------------------------------- -----------------
  3(d).  Approve an Investment Subadvisory Agreement between QFI and       Geewax Terker
         Geewax, Terker & Co. for the Fund.                                Core Value Fund
-------- ----------------------------------------------------------------- -----------------
  3(e).  Approve an Investment Subadvisory Agreement between QFI and       Quaker Small-Cap
         TrendStar Advisors, LLC for the Fund.                             Trend Fund
-------- ----------------------------------------------------------------- -----------------
  3(f).  Approve an Investment Subadvisory Agreement between QFI and       Quaker Mid-Cap
         Global Capital Management, Inc. for the Fund.                     Value Fund
-------- ----------------------------------------------------------------- -----------------
  3(g).  Approve an Investment Subadvisory Agreement between QFI and       Quaker Small-Cap
         Aronson+Johnson+Ortiz, LP for the Fund.                           Value Fund
-------- ----------------------------------------------------------------- -----------------
  3(h).  Approve an Investment Subadvisory Agreement between QFI and       Quaker Fixed
         Andres Capital Management, LLC for the Fund.                      Income Fund
-------- ----------------------------------------------------------------- -----------------
  3(i).  Approve an Investment Subadvisory Agreement between QFI and       Quaker Capital
         Knott Capital Management for the Fund.                            Opportunities
                                                                           Fund
-------- ----------------------------------------------------------------- -----------------
  3(j).  Approve an Investment Subadvisory Agreement between QFI and       Quaker Biotech
         Sectoral Asset Management, Inc. for the Fund.                     Pharma-Healthcare
                                                                           Fund
-------- ----------------------------------------------------------------- -----------------

-------- ----------------------------------------------------------------- -----------------

  4.     Ratify and approve an Interim Investment Subadvisory Agreement    Quaker Mid-Cap
         by and among the Trust, QFI and Schneider Capital Management      Value Fund
         Company with respect to Quaker Mid-Cap Value Fund.
-------- ----------------------------------------------------------------- -----------------
  5.     Approve the use of a "Manager of Managers" structure.             All Funds
-------- ----------------------------------------------------------------- -----------------

Proposal 1: TO ELECT A BOARD OF TRUSTEES OF THE TRUST

What role does the Board play?

The Trustees serve as the representatives of the Funds' shareholders. Members of the Board are  fiduciaries and have an obligation to serve the best interests of the shareholders,  including approving policy changes. In addition, the Trustees review each Fund's  performance,  oversee Fund activities and review contractual arrangements with companies that provide services to the Fund.

What is the size of the Board and what does it do?

The Board currently consists of eight (8) individuals. The Board's purpose is to ensure that the  shareholders'  best interests are protected in the operation of each Fund.

What is the affiliation of the Board and QFI?

The Board  has six  "non-interested"  Trustees  and two  "interested"  Trustees.
Trustees are  determined  to be  "interested"  by virtue of, among other things, their affiliation with various entities under common control with QFI. There are eight  nominees,  including two nominees who would be deemed to be  "interested"
Trustees. Of the remaining six nominees, all of those persons currently serve as
"non-interested" Trustees on the Board of the Trust.

Are Board members paid?

"Interested" Trustees are compensated by QFI and do not receive any compensation from the Funds.  Non-interested  Trustees have no  affiliation  with QFI and are compensated by the Trust.  Each  non-interested  Trustee  receives a fee for his service on the Board and, if  applicable,  for his service on a committee of the
Board.  You can find the  compensation  table,  which details these fees, in the
Proxy Statement.

Why are the current Trustees being proposed for election by shareholders at this time?

The  Investment  Company  Act of 1940,  as amended  (the "1940  Act"),  contains various provisions relating to the composition of mutual fund boards,  including requirements  that a certain  percentage of the Board members be  independent of management,  and that  certain  percentages  of the Board  members be elected by shareholders.  Since mutual  funds are not required to have regular  shareholder meetings to elect  directors,  the  upcoming  shareholders  meeting  provides an opportunity to ensure that all members of the Board are elected by shareholders.
It also  provides  the Board with greater  flexibility  in the future to appoint additional or replacement Board members if needed.

                                      -2-

Proposal 2: TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST AND
QFI

Why am I being asked to vote on a New Advisory Agreement at this time?

Immediately  upon the sale of Mr. Kevin  Mailey's  entire  ownership in QFI (the
"Change of Control"),  the investment  advisory  agreement between the Trust and
QFI then in effect (the "Previous Advisory Agreement")  automatically terminated in  accordance  with its terms and as required  under the 1940 Act. As discussed below,  following the termination of the Previous  Advisory  Agreement,  QFI has been  providing  investment  advisory  services  to each of the  Funds  under an interim investment advisory agreement.

Proposals 3(a) to 3(j): TO APPROVE NEW INVESTMENT  SUBADVISORY  AGREEMENTS  WITH
RESPECT TO EACH OF THE FUNDS

Why am I being asked to vote on a new  subadvisory  agreement with respect to my
Fund(s) at this time?

Consummation  of the  Change in  Control,  which  automatically  terminated  the
Previous  Advisory  Agreement  then in effect  between  QFI and the Trust,  also resulted  in the  automatic  termination  of  each of the  ten  (10)  investment subadvisory  agreements (the "Previous  Subadvisory  Agreements") then in effect with the subadvisers to those Funds (the "Previous  Subadvisers")  in accordance with their respective  terms. As discussed  below,  following the termination of the Previous Subadvisory Agreements,  the Previous Subadvisers have continued to provide  subadvisory  services  to their  respective  Fund under the terms of an interim investment subadvisory  agreement.  With the exception of Quaker Mid-Cap
Value Fund, the Board has approved and is  recommending  to the  shareholders of each  of the  Funds  that  each of the  Previous  Subadvisers  enter  into a new investment subadvisory agreement (the "New Subadvisory Agreement") with QFI with respect to the Fund that it currently serves as subadviser.  With respect to the
Quaker  Mid-Cap Value Fund,  the Board has approved and is  recommending  to the shareholders  of the Quaker Mid-Cap Value Fund that it approve a New Subadvisory
Agreement with Global Capital Management, Inc. ("GCM"), whereby QFI would retain
GCM to serve as the new investment subadviser to the Quaker Mid-Cap Value Fund.

Proposal 4: TO RATIFY AND APPROVE THE INTERIM SUBADVISORY AGREEMENT ENTERED INTO
BY AND AMONG THE TRUST,  QFI,  AND  SCHNEIDER  CAPITAL  MANAGEMENT  COMPANY WITH
RESPECT TO QUAKER MID-CAP VALUE FUND

Why am I being asked to approve an interim investment subadvisory agreement with respect to the Quaker Mid-Cap Value Fund?

The Board has determined that it is in the best interest of the  shareholders of
Quaker Mid-Cap Value Fund that GCM replace Schneider Capital  Management Company
("Schneider"),  the Previous  Subadviser  to Quaker  Mid-Cap Value Fund under an
Interim Subadvisory Agreement ("Schneider Interim Subadvisory  Agreement").  The
1940 Act contains a requirement  that a subadviser to a mutual fund is generally entitled  to  receive  all of the  subadvisory  fees  payable  under an  interim subadvisory  agreement  previously  approved  by the  Board,  provided  that the shareholders  approve a new subadvisory  agreement  between the adviser and that subadviser.  Because the Board has determined that it is in the best interest of
Quaker Mid-Cap Value Fund and its shareholders to select a new subadviser to the
Fund, the Board is recommending that the Fund shareholders  ratify the Schneider
Interim Subadvisory Agreement, which

                                      -3-

approval would authorize the payment to Schneider of the subadvisory fees earned during the term of the Schneider Interim  Subadvisory  Agreement and thereafter, retain a new  subadviser  on behalf of the Fund  without  incurring  unnecessary expense to have the  shareholders  of the Fund consider and vote on two separate subadvisory agreements.

Proposal 5: TO APPROVE THE USE OF THE "MANAGER OF MANAGERS" STRUCTURE

What is the "Manager of Managers" structure?

The  proposed  "Manager of Managers"  structure  would permit QFI, as the Funds'
investment  manager, to appoint and replace subadvisers to the Funds, enter into subadvisory agreements, and amend and terminate subadvisory agreements on behalf of a Fund without shareholder approval (which is currently required).

Why am I being asked to vote on the "Manager of Managers" structure at this time?

The employment of the "Manager of Managers"  structure is contingent upon either
(i)  exemptive  relief from the U.S.  Securities  and Exchange  Commission  (the
"SEC"),  or (ii)  the  adoption  of a rule by the SEC  authorizing  the use of a
"Manager of Managers" structure. In either case, the Trust, on behalf of a Fund, must obtain shareholder approval before it may implement the Manager of Managers structure with respect to that Fund. Because a meeting of shareholders is needed to consider and vote on a new advisory agreement, the new subadvisory agreements and to vote on other matters,  the Board determined to seek shareholder approval of the "Manager of Managers"  structure  at the  shareholders'  meeting to avoid additional meeting and proxy solicitation costs in the future.

If it is  implemented,  how  will  shareholders  benefit  from the  "Manager  of
Managers" structure?

The "Manager of  Managers"  structure is intended to enable the Funds to operate with greater efficiency by allowing QFI to employ subadvisers best suited to the needs of the Funds  without  incurring  the expense and delays  associated  with obtaining  shareholder  approval of subadvisers or  subadvisory  agreements.  In particular,  the Board believes that the employment of the "Manager of Managers"
structure  will:  (1) enable the Board to act more quickly and with less expense to a Fund in order to appoint an  initial or a new  subadviser  when QFI and the
Board  believe  that such  appointment  would be in the best  interests  of that
Fund's shareholders; and (2) help the Funds to enhance performance by permitting
QFI to allocate  and  reallocate  a Fund's  assets  among itself and one or more subadvisers  when  QFI and  the  Board  believe  that it  would  be in the  best interests of that Fund's shareholders.

COMMON QUESTIONS AND GENERAL INFORMATION

Has the Board approved each proposal?

Yes.  The Board  has  unanimously  approved  all five (5) of the  Proposals  and recommends that you vote to approve them.

How many votes am I entitled to cast?

As a  shareholder,  you are  entitled  to one  vote for each  full  share  and a fractional  vote for each  fractional  share  of each  Fund  that you own on the record date. The record date is February 25, 2005.

                                      -4-

How do I vote my shares?

You can vote your shares by  completing  and signing the enclosed  proxy card(s)
and mailing it in the enclosed postage-paid  envelope. If you specify a vote for each proposal,  your proxy will be voted as you indicate.  If you specify a vote for certain proposals but not for others,  your proxy will be voted according to your  vote on such  proposal(s)  that you  specify,  but will be voted FOR those proposal(s) for which no vote is specified.  If you simply sign, date and return the proxy card,  but do not specify a vote for any proposal,  your proxy will be voted FOR all  proposals.  You may also vote by touch-tone  telephone by calling the  toll-free  number  printed on your proxy card(s) and following the recorded instructions.  If you need any assistance,  or have any questions  regarding the proposals  or on how to vote your  shares,  please  call  Georgeson  Shareholder
Communications,   Inc.,   the   Funds'   proxy   solicitor   ("Georgeson"),   at
1-888-288-7240 (toll free).

How do I sign the proxy card?

Individual Accounts: Shareholders  should sign  exactly as their names  appear on the account registration shown on the card.

Joint Accounts:      Either  owner may sign,  but the name of the person  signing should conform exactly to a name shown in the registration.

All Other Accounts:  The person  signing must indicate his or her  capacity.  For example,  if Ms. Ann B.  Collins  serves as a trustee  for a trust account or other type of entity, she should sign, "Ann
                     B. Collins, Trustee."

How can I find more information on the proposals?

The Trust will furnish, without charge, a copy of the Trust's most recent annual report and semi-annual report to shareholders,  upon request,  which request may be made either by writing to the Trust at the  address  listed at the top of the
Notice  of  Meeting  of  Shareholders  or  by  calling  Georgeson  toll-free  at
1-888-288-7240.

                                      -5-

                        NOTICE OF MEETING OF SHAREHOLDERS

                          To be held on April 18, 2005

                          Quaker Strategic Growth Fund
                             Quaker Core Equity Fund
                          Quaker Small-Cap Growth Fund
                        Quaker Capital Opportunities Fund
                      Quaker Biotech Pharma-Healthcare Fund
                            Quaker Mid-Cap Value Fund
                           Quaker Small-Cap Value Fund
                          Geewax Terker Core Value Fund
                            Quaker Fixed Income Fund
                           Quaker Small-Cap Trend Fund

                                Each a series of
                             Quaker Investment Trust
                              309 Technology Drive
                           Malvern, Pennsylvania 19355
                                 1-800-220-8888

To the Shareholders:

     NOTICE IS HEREBY GIVEN that Quaker Investment Trust (the "Trust") will hold a meeting of  shareholders  (the  "Meeting") for Quaker  Strategic  Growth Fund,
Quaker  Core  Equity  Fund,   Quaker  Small-Cap  Growth  Fund,   Quaker  Capital
Opportunities Fund, Quaker Biotech  Pharma-Healthcare Fund, Quaker Mid-Cap Value
Fund,  Quaker Small-Cap Value Fund,  Geewax Terker Core Value Fund, Quaker Fixed
Income Fund, and Quaker  Small-Cap  Trend Fund (each a "Fund" and  collectively, the  "Funds"),  which shall be held at the offices of the Trust,  located at 309
Technology Drive,  Malvern,  Pennsylvania 19355, on April 18, 2005 at 9:00 a.m.,
Eastern time. The Meeting is being called for the following reasons:

---------- --------------------------------------------------------------------- -------------------
Proposal                        What is the Proposal?                            Fund(s) Affected
---------- --------------------------------------------------------------------- -------------------
    1.      Elect a Board of Trustees of the Trust.  The nominees for election   All Funds
            to the Board of Trustees are:

                 Jeffry H. King, Sr.           Laurie Keyes
                 David K. Downes               G. Michael Mara
                 Warren West                   Mark S. Singel
                 Adrian A. Basora              James R. Brinton

---------- --------------------------------------------------------------------- -------------------
    2.     Approve an Investment Advisory Agreement between Quaker Funds, Inc.   All Funds
           ("QFI") and the Trust with respect to each of the Funds ("New
           Advisory Agreement").

---------- --------------------------------------------------------------------- -------------------
    3(a).  Approve an Investment Subadvisory Agreement between QFI and DG        Quaker Strategic
           Capital Management, Inc. for the Fund.*                               Growth Fund
---------- --------------------------------------------------------------------- -------------------
    3(b).  Approve an Investment Subadvisory Agreement between QFI and Geewax,   Quaker Core
           Terker & Co. for the Fund.*                                           Equity Fund
---------- --------------------------------------------------------------------- -------------------

---------- --------------------------------------------------------------------- -------------------
    3(c).  Approve an Investment Subadvisory Agreement between QFI and Geewax,   Quaker Small-Cap
           Terker & Co. for the Fund.*                                           Growth Fund
---------- --------------------------------------------------------------------- -------------------
    3(d).  Approve an Investment Subadvisory Agreement between QFI and Geewax,   Geewax Terker
           Terker & Co. for the Fund.*                                           Core Value Fund
---------- --------------------------------------------------------------------- -------------------
    3(e).  Approve an Investment Subadvisory Agreement between QFI and           Quaker Small-Cap
           TrendStar Advisors, LLC for the Fund.*                                Trend Fund
---------- --------------------------------------------------------------------- -------------------
    3(f).  Approve an Investment Subadvisory Agreement between QFI and Global    Quaker Mid-Cap
           Capital Management, Inc. for the Fund.*                               Value Fund
---------- --------------------------------------------------------------------- -------------------
    3(g).  Approve an Investment Subadvisory Agreement between QFI and           Quaker Small-Cap
           Aronson+Johnson+Ortiz, LP for the Fund.                               Value Fund
---------- --------------------------------------------------------------------- -------------------
    3(h).  Approve an Investment Subadvisory Agreement between QFI and Andres    Quaker Fixed
           Capital Management, LLC for the Fund.*                                Income Fund
---------- --------------------------------------------------------------------- -------------------
    3(i).  Approve an Investment Subadvisory Agreement between QFI and Knott     Quaker Capital
           Capital Management for the Fund.*                                     Opportunities
                                                                                 Fund
---------- --------------------------------------------------------------------- -------------------
    3(j).  Approve an Investment Subadvisory Agreement between QFI and           Quaker Biotech
           Sectoral Asset Management Inc. for the Fund.*                         Pharma-Healthcare
                                                                                 Fund
---------- --------------------------------------------------------------------- -------------------
    4.     Ratify and approve an Interim Investment Subadvisory Agreement by     Quaker Mid-Cap
           and among the Trust, QFI and Schneider Capital Management Company     Value Fund
           ("Interim Subadvisory Agreement") with respect to Quaker Mid-Cap
           Value Fund.
---------- --------------------------------------------------------------------- -------------------
    5.     Approve the use of a "Manager of Managers" structure.                 All Funds
---------- --------------------------------------------------------------------- -------------------

* Each proposed new subadvisory agreement by and between QFI and the subadvisers for the respective  Funds shall  hereinafter be referred to as "New  Subadvisory
Agreement."

     Proposals  1 through 5 set forth  above  are more  fully  described  in the attached Proxy  Statement.  Copies of the proposed New Advisory  Agreement,  the form of New  Subadvisory  Agreement  and the Interim  Subadvisory  Agreement are
attached as Exhibits B, C and E of the Proxy Statement, respectively.

     Shareholders of record of the Trust as of the close of business on February
25,  2005 are  entitled  to  notice  of,  and to vote  at,  the  Meeting  or any adjournment  thereof.  Each  share  of a Fund is  entitled  to one  vote,  and a proportional  fractional  vote for each  fractional  share held, with respect to each proposal. If you have returned a proxy card and are present at the Meeting, you may change the vote specified in the proxy at that time. However, attendance in person at the  Meeting,  by  itself,  will not revoke a  previously  tendered proxy. Whether or not you plan to attend the Meeting, please vote your shares by returning the Proxy Card by mail in the enclosed postage-paid envelope provided, or by voting by telephone. Your vote is important.

                                      -2-

                                           By Order of the Board of Trustees,

                                           /s/ David K. Downes
                                           David K. Downes
                                           Chairman

March 15, 2005

     To secure the largest  possible  representation  and to save the expense of further  mailings,  please mark your Proxy  Card,  sign it, and return it in the enclosed envelope,  which requires no postage if mailed in the United States. If you prefer, you may instead vote by telephone.  You may revoke your Proxy at any time at or before the  Meeting or vote in person if you attend the  Meeting,  as provided in the attached Proxy Statement.

     Many  shareholders  hold  shares in more  than one Fund and will  receive a proxy card and/or proxy  material for each Fund owned.  Please sign and promptly return each proxy card in the self-addressed  envelope  regardless of the number of shares owned.

                                      -3-

                                 PROXY STATEMENT

                                TABLE OF CONTENTS

Proposal 2: To Approve a New Investment Advisory Agreement

  Comparison of the Previous Advisory Agreement and the New Advisory

  Factors the Trustees considered in Approving the New Advisory Agreement..18
  What Happens if Shareholders of one or more Funds do not Approve the
       New Advisory Agreement?.............................................20
  What Vote is Required to Approve Proposal 2?.............................20

Proposals 3(a) to 3(j): To Approve New Subadvisory Agreements Between
QFI and Each of the Subadvisers............................................20

  Interim Subadvisory Agreements...........................................20
  Comparison of the Previous Subadvisory Agreements and the New

  Proposal 3(a) - Factors the Trustees considered in Approving the
       Proposed New Subadvisory Agreement between QFI and DGCM for
       Quaker Strategic Growth Fund........................................29
             The Board's Recommendation on Proposal 3(a)...................30
  Proposal 3(b) - Factors the Trustees considered in Approving the
       Proposed New Subadvisory Agreement between QFI and GTC for
       Quaker Core Equity Fund.............................................30
             The Board's Recommendation on Proposal 3(b)...................32
  Proposal 3(c) - Factors the Trustees considered in Approving the
       Proposed New Subadvisory Agreement between QFI and GTC for
       Quaker Small-Cap Growth Fund........................................32
             The Board's Recommendation on Proposal 3(c)...................33
  Proposal 3(d) - Factors the Trustees considered in Approving the
       Proposed New Subadvisory Agreement between QFI and GTC for
       Geewax Terker Core Value Fund.......................................33
             The Board's Recommendation on Proposal 3(d)...................34
  Proposal 3(e) - Factors the Trustees considered in Approving the
       Proposed New Subadvisory Agreement between QFI and TrendStar for
       Quaker Small-Cap Trend Fund.........................................35
             The Board's Recommendation on Proposal 3(e)...................36
  Proposal 3(f) - Factors the Trustees considered in Approving the
       Proposed New Subadvisory Agreement between QFI and GCM for
       Quaker Mid-Cap Value Fund...........................................36
             The Board's Recommendation on Proposal 3(f)...................38
  Proposal 3(g) - Factors the Trustees considered in Approving the
       Proposed New Subadvisory Agreement between QFI and AJO for
       Quaker Small-Cap Value Fund.........................................38
             The Board's Recommendation on Proposal 3(g)...................39
  Proposal 3(h) - Factors the Trustees considered in Approving the
       Proposed New Subadvisory Agreement between QFI and Andres for
       Quaker Fixed Income Fund............................................39
             The Board's Recommendation on Proposal 3(h)...................41
  Proposal 3(i) - Factors the Trustees considered in Approving the
       Proposed New Subadvisory Agreement between QFI and Knott for
       Quaker Capital Opportunities Fund...................................41
             The Board's Recommendation on Proposal 3(i)...................42
  Proposal 3(j) - Factors the Trustees considered in Approving the
       Proposed New Subadvisory Agreement between QFI and S.A.M. for
       Quaker Biotech Pharma-Healthcare Fund...............................43
             The Board's Recommendation on Proposal 3(j)...................44
  What Happens if Shareholders of a Fund do not Approve its Proposed New
       Subadvisory Agreement?..............................................44
  What Vote is Required to Approve Each of Proposals 3(a) to 3(j)?.........44

Proposal 4: To Ratify and Approve the Interim Subadvisory Agreement by
and among the Trust, QFI and Schneider with respect to Quaker Mid-Cap
Value Fund.................................................................45

  Introduction.............................................................45
  Information Regarding Schneider..........................................45

  Comparison of the Previous  Subadvisory  Agreement  with  Schneider

                                      -ii-

  How does this Proposal affect my right to Vote on Subadvisory

  What Happens if the Shareholders of the Funds do not approve

Exhibit A - Nominating Committee Charter

Exhibit B - New Advisory Agreement

Exhibit C - Form of New Subadvisory Agreement

Exhibit D - Comparison of Fee Table and Expense Example - Quaker Small-Cap Value Fund

Exhibit E - Interim Subadvisory Agreement among the Trust, QFI and Schneider

Exhibit F - Outstanding Shares as of February 25, 2005

Exhibit G - Principal Holders of Shares as of February 25, 2005

                                      -iii-

                                 PROXY STATEMENT
                           MEETING OF SHAREHOLDERS OF

                          Quaker Strategic Growth Fund
                             Quaker Core Equity Fund
                          Quaker Small-Cap Growth Fund
                        Quaker Capital Opportunities Fund
                      Quaker Biotech Pharma-Healthcare Fund
                            Quaker Mid-Cap Value Fund
                           Quaker Small-Cap Value Fund
                          Geewax Terker Core Value Fund
                            Quaker Fixed Income Fund
                           Quaker Small-Cap Trend Fund

                          TO BE HELD ON APRIL 18, 2005

     This  Proxy  Statement  solicits  proxies  to  be  voted  at a  Meeting  of
Shareholders  (the  "Meeting")  for each of the ten (10) separate  series listed above (the "Funds") of Quaker  Investment  Trust (the "Trust"),  a Massachusetts
business  trust.  The  Meeting  will be held at the  offices of the Trust at 309
Technology Drive,  Malvern,  Pennsylvania  19355 on April 18, 2005 at 9:00 a.m.,
Eastern time, as adjourned from time to time. The Board of Trustees of the Trust
(the "Board") is soliciting  proxies from shareholders of each of the Funds with respect to the proposals set forth in the accompanying notice.

     The  principal  office of the Trust is  located  at 309  Technology  Drive,
Malvern, Pennsylvania 19355. You can reach the offices of the Trust by telephone by calling 1-800-220-8888.

     It is anticipated  that this Proxy Statement and related  materials will be sent to shareholders on or about March 15, 2005.

                                  INTRODUCTION

     Quaker Funds,  Inc.  ("QFI"),  located at 309  Technology  Drive,  Malvern,
Pennsylvania  19355,  currently serves as the investment  adviser to each of the
Funds  under an  Interim  Advisory  Agreement  (as  defined  herein),  which was previously approved by the Board. QFI has served as a sponsor to the Trust since the Trust's inception in 1996, and is a Pennsylvania  corporation  registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the
"Advisers Act").  Since 2001, QFI has served as an investment  adviser to Quaker
Core Equity Fund,  Quaker  Strategic  Growth Fund,  Quaker  Mid-Cap  Value Fund,
Quaker  Small-Cap  Value Fund,  Quaker  Small-Cap  Growth Fund and Quaker  Fixed
Income Fund.  Prior to 2001, an entity  controlled by the same  shareholders  of
QFI, served as an investment adviser to those Funds.  Additionally,  since their respective  date of formation,  QFI has served as  investment  adviser to Quaker
Capital Opportunities Fund (2002), Quaker Biotech Pharma-Healthcare Fund (2002),
Geewax  Terker Core Value Fund (2002) and Quaker  Small-Cap  Trend Fund  (2004).
Since QFI's organization, it has served as the investment manager to each

Fund and each other  series of the Trust that had  existed  from time to time in the past. QFI currently  manages only the Funds,  which comprise total assets of approximately  $700 million as of February 4, 2005.  Mr. Jeffry King, Sr. is the
Chairman,  Chief  Executive  Officer and a director of QFI, as well as the Chief
Executive  Officer and Treasurer of the Trust.  As of January 15, 2005, Mr. King
and Ms. Laurie  Keyes,  Mr. King's  spouse,  collectively  own 100% of the total outstanding  equity of QFI.  Ms.  Keyes is the  Chief  Financial  Officer  and a
director of QFI. Mr. King and Ms. Keyes also serve as Trustees of the Trust.

     Prior to January 14, 2005 (the "Change of Control Date"), QFI was owned 50%
by Mr.  Kevin  Mailey  ("Mailey"),  and owned 25% each by Mr. King and Ms. Keyes
(collectively,  "King/Keyes").  Prior to the  Change of  Control  Date,  various proposals were submitted by Mailey and King/Keyes regarding the purchase or sale of their ownership shares in QFI to the other or to a third party. The Trust had closely  monitored  the  status  of these  negotiations  and had  expressed  its concerns to QFI about the need to have these issues addressed. In late December,
2004,  the  independent  trustees of the Board met with the principals of QFI to express those concerns.  Thereafter,  on January 12, 2005,  following  extensive
negotiations  between  the  parties,   Mailey  and  King/Keyes  entered  into  a
definitive agreement whereby King/Keyes and QFI would collectively  purchase all of Mailey's ownership in QFI (the "Change of Control") and King/Keyes would then be the sole owners of QFI. The  transaction  effecting the Change of Control was completed on the Change of Control Date,  following the approval by the Board of an interim investment advisory agreement between the Trust and QFI (the "Interim
Advisory  Agreement")  pursuant to Rule 15a-4 of the  Investment  Company Act of
1940, as amended (the "1940 Act"), at an in-person Board meeting.

     In  connection  with the Change of Control,  Section  15(f) of the 1940 Act provides that an  investment  adviser,  such as QFI, or an affiliated  person of such  investment  adviser  (such as Mailey) to a registered  investment  company
(such as the  Trust),  may receive an amount or benefit in  connection  with the sale of securities of, such investment  adviser,  which results in an assignment of  an  investment  advisory  contract  if  the  following  two  conditions  are satisfied:  (1) for a period of three years after such assignment,  at least 75%
of  the  board  of  directors/trustees  of  the  investment  company  cannot  be
"interested persons" (as defined in the 1940 Act) of the investment adviser, and
(2) no  "unfair  burden"  (as  defined  in the 1940 Act) may be  imposed  on the investment  company  as a result of the  assignment  or any  express  or implied terms,  conditions or  understandings  applicable to the  transaction.  Promptly following the Change of Control,  Messrs. Mailey and Everett Keech, both of whom had been  "interested  persons" of QFI and Trustees of the Trust,  resigned from the Board, thereby satisfying the first requirement of Section 15(f) of the 1940
Act.

     With respect to the second  condition of Section 15(f), an unfair burden on the  investment  company is defined in the 1940 Act to include  any  arrangement during the two-year period after any such transaction occurs whereby the manager or investment  adviser or its predecessor or successor,  receives or is entitled to receive any  compensation of two types,  either  directly or indirectly.  The first type of compensation  is  compensation  from any person in connection with the purchase or sale of  securities  or other  property to, from or on behalf of the investment company,  other than bona fide ordinary compensation as principal underwriter  for  such  company.  The  second  type  is  compensation  from  the investment  company or its security  holders for other than bona fide investment advisory or other services.

                                      -2-

           WHAT ARE SHAREHOLDERS OF THE FUNDS BEING ASKED TO VOTE ON?

     Not all of the five proposals  described in this Proxy Statement affect all
Funds. The table below indicates which Fund's shareholders will be voting on the proposals  described  in this Proxy  Statement.  All  classes of a Fund shall be entitled to vote on each  Proposal on which such Fund shall vote.  The Board has concluded that the Change of Control does not violate  Section 15(f) of the 1940
Act.

-------- ----------------------------------------------------------------- -----------------
Proposal                      What is the Proposal?                        Fund(s) Affected
-------- ----------------------------------------------------------------- -----------------
  1.      Elect a Board of Trustees of the Trust.                          All Funds
-------- ----------------------------------------------------------------- -----------------
  2.     Approve an Investment Advisory Agreement between Quaker Funds,    All Funds
         Inc. ("QFI") and the Trust with respect to each of the Funds.
-------- ----------------------------------------------------------------- -----------------
  3(a).  Approve an Investment Subadvisory Agreement between QFI and DG    Quaker Strategic
         Capital Management, Inc. for the Fund.                            Growth Fund
-------- ----------------------------------------------------------------- -----------------
  3(b).  Approve an Investment Subadvisory Agreement between QFI and       Quaker Core
         Geewax, Terker & Co. for the Fund.                                Equity Fund
-------- ----------------------------------------------------------------- -----------------
  3(c).  Approve an Investment Subadvisory Agreement between QFI and       Quaker Small-Cap
         Geewax, Terker & Co. for the Fund.                                Growth Fund
-------- ----------------------------------------------------------------- -----------------
  3(d).  Approve an Investment Subadvisory Agreement between QFI and       Geewax Terker
         Geewax, Terker & Co. for the Fund.                                Core Value Fund
-------- ----------------------------------------------------------------- -----------------
  3(e).  Approve an Investment Subadvisory Agreement between QFI and       Quaker Small-Cap
         TrendStar Advisors, LLC for the Fund.                             Trend Fund
-------- ----------------------------------------------------------------- -----------------
  3(f).  Approve an Investment Subadvisory Agreement between QFI and       Quaker Mid-Cap
         Global Capital Management, Inc. for the Fund.                     Value Fund
-------- ----------------------------------------------------------------- -----------------
  3(g).  Approve an Investment Subadvisory Agreement between QFI and       Quaker Small-Cap
         Aronson+Johnson+Ortiz, LP for the Fund.                           Value Fund
-------- ----------------------------------------------------------------- -----------------
  3(h).  Approve an Investment Subadvisory Agreement between QFI and       Quaker Fixed
         Andres Capital Management, LLC for the Fund.                      Income Fund
-------- ----------------------------------------------------------------- -----------------
  3(i).  Approve an Investment Subadvisory Agreement between QFI and       Quaker Capital
         Knott Capital Management for the Fund.                            Opportunities
                                                                           Fund
-------- ----------------------------------------------------------------- -----------------
  3(j).  Approve an Investment Subadvisory Agreement between QFI and       Quaker Biotech
         Sectoral Asset Management, Inc. for the Fund.                     Pharma-Healthcare
                                                                           Fund
-------- ----------------------------------------------------------------- -----------------
  4.     Ratify and approve an Interim Investment Subadvisory Agreement    Quaker Mid-Cap
         by and among the Trust, QFI and Schneider Capital Management      Value Fund
         Company with respect to Quaker Mid-Cap Value Fund.
-------- ----------------------------------------------------------------- -----------------

                                      -3-

-------- ----------------------------------------------------------------- -----------------
  5.     Approve the use of a "Manager of Managers" structure.             All Funds
-------- ----------------------------------------------------------------- -----------------

              PROPOSAL 1: TO ELECT A BOARD OF TRUSTEES OF THE TRUST

     You are being asked to elect the Board of Trustees of the Trust.

Who are the Nominees for Trustee?

     The nominees for Trustee are: Jeffry H. King,  Sr., Laurie Keyes,  David K.
Downes, G. Michael Mara, Mark S. Singel,  Adrian A. Basora, James R. Brinton and
Warren  West.  Each of the  nominees  is  presently  a Trustee  of the Trust and constitute all of the Trustees of the Trust.

     Messrs.  Downes and West are standing for election by shareholders  for the first  time.  Mr.  Downes  was  originally  identified  and  recommended  to the
Nominating  Committee by the former  President of QFI,  Mr.  Mailey,  and by the
Chief Executive Officer of QFI, Mr. King, prior to his appointment to the Board.
Mr. West was identified and recommended to the Nominating Committee by Mr. King, prior to his appointment to the Board.  The Nominating  Committee's  process for evaluating  nominees is described  under the caption,  "Board,  Shareholder  and
Committee  Meetings," below. Among the nominees standing for election,  only Mr.
King and Ms. Keyes would be deemed to be  "Interested  Trustees."  The remaining nominees would be deemed to be "Independent  Trustees;"  i.e.,  Trustees who are
not  "interested  persons" of the Trust,  as that term is defined under the 1940
Act.

     At the February 10, 2005 Board meeting, each of the current Trustees agreed to stand for election. If elected at the Meeting, these persons will continue to serve as Trustees until their successors are duly elected and qualified or until their  earlier  resignation,  death or  retirement.  Each  nominee is  currently available and has consented to be named in this Proxy  Statement and to serve if elected. It is not expected that any nominee will withdraw or become unavailable for election,  but in such a case,  the power given by you in the proxy card may be used by the  persons  named as  proxies to vote for a  substitute  nominee or nominees as  recommended  by the current  Board.  The following  table  provides certain background  information for each nominee,  including the number of Funds that the nominee presently oversees.

                                      -4-

                                       Length of                                Number of
                       Position(s)    Time Served          Principal           Portfolios           Other
 Name, Address and      Held with     as a Trustee   Occupation(s) During      Overseen by    Directorships Held
        Age             the Trust     of the Trust       Past 5 Years           Trustee         by Nominee(1)
--------------------- --------------- ------------- ------------------------ --------------- --------------------
Nominees for Interested
Trustee

Jeffry H. King,            Chief      8 years       Chairman of Board of          10               None
Sr.(2)                   Executive                  Directors and Chief
309 Technology           Officer,                   Executive Officer,
Drive                  Treasurer and                Quaker Funds, Inc.
Malvern, PA 19355         Trustee                   (1996-present);(3)
Age 62                                              Chairman of Board of
                                                    Directors and
                                                    Assistant Secretary,
                                                    Quaker Securities,
                                                    Inc. (1990-present);
                                                    (3) and Chairman,
                                                    Citco Mutual Fund
                                                    Services, Inc.
                                                    ("CMFS")
                                                    (administrator and
                                                    transfer agent)
                                                    (2001-present). (3)

Laurie Keyes(4)        Secretary and  8 years       Director and Chief            10               None
309 Technology            Trustee                   Financial Officer,
Drive                                               Quaker Funds, Inc.
Malvern, PA 19355                                   (1996-present);
Age 55                                              formerly, Chief
                                                    Financial Officer,
                                                    Quaker Securities,
                                                    Inc. (1990-2001).

Nominees for Independent Trustee

David K. Downes         Chairman of   1 year        President, Chief              10         Internet Capital
309 Technology Drive     the Board,                 Executive Officer and                    Group, Inc. (a
Malvern, PA 19355         Trustee                   Director of CRA Fund                     technology
Age 65                                              Advisors Inc.                            company)
                                                    (2004-present);                          (2003-present).
                                                    President, Community
                                                    Reinvestment Act
                                                    Qualified Investment
                                                    Fund ("CRAQIF"), an
                                                    investment management
                                                    company (2004-present);
                                                    formerly, Chief
                                                    Operating Officer and
                                                    Chief Financial
                                                    Officer, Lincoln
                                                    National Investment
                                                    Companies and Delaware
                                                    Investments, the
                                                    investment management
                                                    subsidiary of Lincoln
                                                    Financial Group
                                                    (1992-2003); Chief
                                                    Executive Officer,
                                                    Delaware Investments
                                                    Family of Funds, an
                                                    investment management
                                                    company (1997-2003).

                                      -5-

Mark S. Singel            Trustee     3 years       Director/Founder, The         10              None
1251 Stone Creek                                    Winter Group (January
Drive Hummelstown,                                  2005-present);
PA 17036                                            formerly, Managing
Age 51                                              Director, Public
                                                    Affairs Management
                                                    (lobbying firm)
                                                    (2000-2004).

Ambassador Adrian A.      Trustee     3 years       Director of Project on        10               None
Basora (ret.)                                       Democratic
1529 Walnut Street,                                 Transitions, Foreign
Suite 610                                           Policy Research
Philadelphia, PA                                    Institute
19102                                               (2004-present);
Age 66                                              formerly, President of
                                                    Eisenhower Fellowships
                                                    (1996-2004).

James R. Brinton          Trustee     3 years       President, Robert J.          10         Penn Street Fund,
123 West Lancaster                                  McAllister Agency,                       Inc. ("PSFI") (5)
Avenue                                              Inc. (a commercial                       (a registered
Wayne, PA 19087                                     insurance brokerage                      investment
Age 50                                              firm) (1979-present).                    management
                                                                                             company)
                                                                                             (2002-present).

G. Michael Mara           Trustee     3 years       President, Valley              10              None
309 Technology Drive                                Forge Capital Advisers
Malvern, PA 19335                                   (2002- present);
Age 49                                              President, Penn Street
                                                    Fund, Inc. (2001-
                                                    present); Registered
                                                    Representative, Citco
                                                    Mutual Fund
                                                    Distributors, Inc.
                                                    ("CMFD")
                                                    (2002-present);
                                                    formerly, Managing
                                                    Director, Millennium
                                                    Bank (2000-2004);
                                                    Principal, Vanguard
                                                    Fiduciary Trust
                                                    Company (1997-1999).

Warren West               Trustee      1 year       President and owner,          10               None
1700 Market Street                                  Greentree Brokerage
Philadelphia, PA                                    Services, Inc. (1998-
19103                                               present).
Age 48

(1)  Directorship  of companies  required to report to the U.S.  Securities  and
     Exchange  Commission (the "SEC") under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (i.e.,  "public  companies") and investment companies registered under the 1940 Act.

(2)  Mr.  King is  considered  to be an  "interested  person"  of the  Trust for purposes  of the 1940 Act because he is the chief  executive  officer and a controlling shareholder of QFI. Mr. King is also a shareholder of CMFS, the administrator  and transfer agent of the Trust. Mr. King previously  served as a director of PSFI from May, 2002 until April,  2003. Mr. Mara currently serves as an officer of PSFI and Mr. Brinton  currently serves on the Board of  Directors  of  PSFI.  The  investment  adviser  of PSFI is Penn  Street
     Investment

                                      -6-

     Advisers,  Inc. and the principal  distributor of PSFI is CFMD,  which also serves as the distributor for the Trust, an affiliate of CMFS.

(3)  This position is held with an affiliated person of the Trust.

(4)  Ms.  Keyes is  considered  to be an  "interested  person"  of the Trust for purposes  of the 1940 Act  because she is the  Secretary,  Chief  Financial
     Officer and a controlling shareholder of QFI.

(5)  CMFD,  the  distributor  of the Funds,  also serves as  distributor  of the shares of each series of PSFI.

The following table shows each nominee's ownership of shares of each of the Funds as of December 31, 2004.

----------------------- ------------------------------------------ ------------------------ ---------------------
                                                                                              Aggregate Dollar
                                                                                              Range of Equity
                                                                                             Securities in All
                                                                                                 Registered
                                                                   Dollar Range of Shares        Investment
                                                                   of Beneficial Interest    Companies Overseen
                                                                        of the Funds         by Trustee in the
   Name of Nominee                      Fund Name                    Beneficially Owned*        Fund Complex
----------------------- ------------------------------------------ ------------------------ ---------------------
 Interested Nominees
----------------------- ------------------------------------------ ------------------------ ---------------------
Jeffry H. King, Sr.**   Quaker Small-Cap Value Fund Class A              $1-$10,000            Over $100,000
----------------------- ------------------------------------------ ------------------------ ---------------------
                        Quaker Capital Opportunities Fund Class A     $50,001-$100,000
----------------------- ------------------------------------------ ------------------------ ---------------------
                        Quaker Biotech Pharma-Healthcare Fund           Over $100,000
                        Class A
----------------------- ------------------------------------------ ------------------------ ---------------------
                        Quaker Small-Cap Value Fund
                        Institutional Class                             Over $100,000
----------------------- ------------------------------------------ ------------------------ ---------------------
                        Quaker Mid-Cap Value Fund Institutional
                        Class                                           Over $100,000
----------------------- ------------------------------------------ ------------------------ ---------------------
                        Quaker Strategic Growth Fund                    Over $100,000
                        Institutional Class
----------------------- ------------------------------------------ ------------------------ ---------------------
                                                                        Over $100,000          Over $100,000
    Laurie Keyes**      Quaker Strategic Growth Fund Class A
----------------------- ------------------------------------------ ------------------------ ---------------------
                        Quaker Small-Cap Value Fund Class A            $10,001-$50,000
----------------------- ------------------------------------------ ------------------------ ---------------------
                        Quaker Mid-Cap Value Fund Class A              $10,001-$50,000
----------------------- ------------------------------------------ ------------------------ ---------------------
                        Quaker Capital Opportunities Fund Class A       Over $100,000
----------------------- ------------------------------------------ ------------------------ ---------------------
                        Quaker Biotech Pharma-Healthcare Fund
                        Class A                                         Over $100,000
----------------------- ------------------------------------------ ------------------------ ---------------------
                        Quaker Fixed Income Fund Class A                 $1-$10,000
----------------------- ------------------------------------------ ------------------------ ---------------------
                        Quaker Small-Cap Value Fund
                        Institutional Class                             Over $100,000
----------------------- ------------------------------------------ ------------------------ ---------------------
                        Quaker Mid-Cap Value Fund Institutional
                        Class                                           Over $100,000
----------------------- ------------------------------------------ ------------------------ ---------------------
                        Quaker Strategic Growth Fund                    Over $100,000
                        Institutional Class
----------------------- ------------------------------------------ ------------------------ ---------------------

                                      -7-

----------------------- ------------------------------------------ ------------------------ ---------------------

                                                                                              Aggregate Dollar
                                                                                              Range of Equity
                                                                                             Securities in All
                                                                                                 Registered
                                                                   Dollar Range of Shares        Investment
                                                                   of Beneficial Interest    Companies Overseen
  Independent                                                           of the Funds         by Trustee in the
  Nominees              Fund Name                                    Beneficially Owned*        Fund Complex
----------------------- ------------------------------------------ ------------------------ ---------------------
David K. Downes         Quaker Small Cap Value Fund Class A           $50,001-$100,000         Over $100,000
----------------------- ------------------------------------------ ------------------------ ---------------------
                        Quaker Small-Cap Trend Fund Class A             Over $100,000
----------------------- ------------------------------------------ ------------------------ ---------------------
                        Quaker Biotech Pharma-Healthcare Fund          $10,001-$50,000
                        Class A
----------------------- ------------------------------------------ ------------------------ ---------------------
Amb. Adrian A. Basora   Quaker Strategic Growth Fund Class A           $10,001-$50,000        $50,001-$100,000
----------------------- ------------------------------------------ ------------------------ ---------------------
                        Quaker Small Cap Value Fund Class A            $10,001-$50,000
----------------------- ------------------------------------------ ------------------------ ---------------------
                        Quaker Mid-Cap Value Fund Class A              $10,001-$50,000
----------------------- ------------------------------------------ ------------------------ ---------------------
                        Quaker Biotech Pharma-Healthcare Fund          $10,001-$50,000
                        Class A
----------------------- ------------------------------------------ ------------------------ ---------------------
   James R. Brinton     Quaker Strategic Growth Fund Class A            Over $100,000          Over $100,000
----------------------- ------------------------------------------ ------------------------ ---------------------
                        Quaker Small-Cap Value Fund Class A             Over $100,000
----------------------- ------------------------------------------ ------------------------ ---------------------
                        Quaker Small-Cap Trend Fund Class A           $50,001-$100,000
----------------------- ------------------------------------------ ------------------------ ---------------------
                        Quaker Mid-Cap Value Fund Class A               Over $100,000
----------------------- ------------------------------------------ ------------------------ ---------------------
                        Quaker Biotech Pharma-Healthcare Fund           Over $100,000
                        Class A
----------------------- ------------------------------------------ ------------------------ ---------------------
   G. Michael Mara      Quaker Strategic Growth Fund Class A             $1-$10,000           $50,001-$100,000
----------------------- ------------------------------------------ ------------------------ ---------------------
                        Quaker Small Cap Value Fund Class A              $1-$10,000
----------------------- ------------------------------------------ ------------------------ ---------------------
                        Quaker Small Cap Growth Fund Class A             $1-$10,000
----------------------- ------------------------------------------ ------------------------ ---------------------
                        Quaker Mid-Cap Value Fund Class A                $1-$10,000
----------------------- ------------------------------------------ ------------------------ ---------------------
                        Quaker Core Equity Fund Class A                  $1-$10,000
----------------------- ------------------------------------------ ------------------------ ---------------------
                        Quaker Capital Opportunities Fund Class A        $1-$10,000
----------------------- ------------------------------------------ ------------------------ ---------------------
                        Quaker Fixed Income Fund Class A                 $1-$10,000
----------------------- ------------------------------------------ ------------------------ ---------------------
                        Geewax Terker Core Value Fund Class A            $1-$10,000
----------------------- ------------------------------------------ ------------------------ ---------------------
                        Quaker Biotech Pharma-Healthcare Fund
                        Class A                                          $1-$10,000
----------------------- ------------------------------------------ ------------------------ ---------------------
    Mark S. Singel      Quaker Strategic Growth Fund Class A          $50,001-$100,000        $50,001-$100,000
----------------------- ------------------------------------------ ------------------------ ---------------------
                        Quaker Mid-Cap Value Fund Class A              $10,001-$50,000
----------------------- ------------------------------------------ ------------------------ ---------------------
                        Quaker Biotech Pharma-Healthcare Fund
                        Class A                                        $10,001-$50,000
----------------------- ------------------------------------------ ------------------------ ---------------------
     Warren West                          None                              None                    None
----------------------- ------------------------------------------ ------------------------ ---------------------

     * Other than Mr. King, Ms. Keyes and Mr. Downes, no nominees for Trustee of the Trust  owned 1% or more of the  outstanding  shares of any Class of any
     Fund.  As of February 25, 2005,  Mr. King and Ms. Keyes  jointly owned more than 1% of the outstanding  shares of each of the following  Funds:  Quaker
     Mid-Cap Value  Fund-Institutional  Class, Quaker Biotech  Pharma-Healthcare
     Fund-Class A, and Quaker  Strategic  Growth  Fund-Institutional  Class; Mr.
     Downes,  jointly  with his  spouse,  owned more than 1% of the  outstanding shares of Quaker Small-Cap Trend Fund-Institutional Class. The Trustees and
     officers of the Trust, as a group, owned as of February 25, 2005, 65.37% of
     Quaker Mid-Cap Value  Fund-Institutional  Class, 55.99% of Quaker Small-Cap
     Trend Fund-Institutional  Class, 2.82% of Quaker Small-Cap Trend Fund-Class
     A, 4.63% of Quaker Biotech Pharma-Healthcare  Fund-Class A, 3.25% of Quaker
     Strategic Growth  Fund-Institutional Class, 1.18% of Quaker Small-Cap Value
     Fund-Institutional  Class,  1.03% of Quaker  Small-Cap Value  Fund-Class A,
     1.40% of Quaker Small-Cap Growth  Fund-Class A, and 1.01% of Quaker Capital
     Opportunities Fund-Class A.

     ** The Fund shares  noted are held jointly by Mr. King and Ms.  Keyes,  his spouse.

                                      -8-

Additional Executive Officer of the Trust

     The  following  table sets forth  certain  information  with respect to Mr.
Timothy E.  Richards,  the only  executive  officer of the Trust not  previously mentioned in the chart above relating to Board Nominees:

--------------------- ---------------------------- -------------------------------------
                       Position(s) held with the     Principal Occupation(s)
                          Trust and Length of              During Past
    Name                      Time Served                   Five Years
--------------------- ---------------------------- -------------------------------------
Timothy E. Richards   Chief Compliance Officer     General Counsel, Quaker Funds, Inc.
309 Technology Drive     since March, 2004         (2003-present); Chief Compliance
Malvern, PA 19355                                  Officer, Penn Street Investment
Age 39                                             Trust (2004-present); General
                                                   Counsel, CRA Fund Advisors, Inc.
                                                   (2004-present); Chief Compliance
                                                   Officer, Community Reinvestment Act
                                                   Qualified Investment Fund
                                                   (2004-present); formerly Chief
                                                   Trust Officer, Millennium Bank,
                                                   Malvern, PA (2000-2003); and Senior
                                                   Manager, Vanguard Fiduciary Trust
                                                   Company, Malvern, PA (1998-2000).
--------------------- ---------------------------- -------------------------------------

Board, Shareholder and Committee Meetings

     During its last fiscal year, the Trust held six Board meetings. Each of the currently  serving Trustees attended at least 75% of those Board meetings and at least 75% of committee  meetings held within the last fiscal year by a committee on which the Trustee serves as a member.

     The Trust has an Audit  Committee  for the  purpose of (i)  overseeing  the
Funds'  accounting and financial  reporting and practices;  (ii)  overseeing the quality of financial  statements and the internal  controls of the Trust;  (iii)
approving,  prior to appointment,  the engagement of the Funds'  auditors;  (iv)
reviewing and evaluating the qualifications, independence and performance of the
Funds'  auditors;  (v) acting as a liaison  between the Funds'  auditors and the
Board;  (vi) overseeing or assisting  Board  oversight of the Funds'  compliance with  legal and  regulatory  compliance  related to the  Funds'  accounting  and financial  reporting,  internal  controls  and audits;  and (vii) for such other purposes  as the  Board of the Trust  may from  time to time  direct.  The Audit
Committee (i) reviewed and discussed the audited  financial  statements  for the fiscal  year  ended  June 30,  2004  with  (a)  management;  and (b) the  Funds'
independent  auditors with respect to those matters  required to be discussed by
SAS 61  (Codification  of  Statements  on Auditing  Standards,  AUss.380);  (ii)
received  the written  disclosures  and the letter  from the Funds'  independent
accountants   required  by   Independence   Standards   Board   Standard  No.  1
(Independence  Standards  Board Standard No. l,  Independence  Discussions  with
Audit Committees),  and has discussed with the Funds' independent accountant the
independent   accountant's   independence;   and  (iii)  based  upon  the  Audit
Committee's review and discussions  described in clauses (i) and (ii), the Audit
Committee

                                      -9-

recommended  to the Board that the audited  financial  statements be included in the Funds' annual report to shareholders for the fiscal year ended June 30, 2004 for  filing  with the SEC.  The Audit  Committee  of the Trust  consists  of the following four Trustees appointed by the Nominating Committee of the Board: Amb.
Adrian A.  Basora,  Chairperson;  David K.  Downes;  Warren  West;  and James R.
Brinton,  each  of  whom  is an  "Independent  Trustee."  Members  of the  Audit
Committee serve until their successors have been appointed by the Board.  During the Trust's last fiscal year, the Audit Committee held four meetings.

     The  Nominating  Committee is currently  comprised of the  following  three
Trustees:  G. Michael Mara,  Chairperson;  Mark S. Singel;  and David K. Downes,
each of whom is an Independent Trustee, and, as such, satisfies the independence requirements  under Rule 10A-3 of the  Exchange  Act. The  Nominating  Committee
recommends  nominees  for (i)  Independent  Trustees  for  consideration  by the incumbent  Independent  Trustees of the Trust, and (ii) Interested  Trustees for
consideration by the full Board of the Trust.  The Nominating  Committee for the
Trust held eight  meetings  during the Trust's  last fiscal  year.  The Board of
Trustees  of the  Trust  has  adopted  a formal  charter  for  their  Nominating
Committee setting forth such Committee's responsibilities,  which is attached to this Proxy Statement as Exhibit A.

     The  Nominating  Committee  generally   identifies   candidates  for  Board
membership  through personal and business  contacts of Trustees and, in its sole discretion,  may solicit names of potential  candidates from QFI. The Nominating
Committee's  process for evaluating a candidate  generally  includes a review of
the  candidate's  background  and  experience,   and  other  due  diligence.  In
evaluating a candidate,  the Nominating Committee will also consider whether the candidate, if elected, would be an Independent Trustee.

     The  Nominating   Committee  has  not  established  any  specific   minimum
requirements  that  candidates  must  meet in  order  to be  recommended  by the
Nominating  Committee  for  nomination  for election to the Board.  Rather,  the
Nominating  Committee  seeks  candidates  to  serve  on the  Board  who,  in its judgment,  will serve the best interests of the Trust's  long-term  shareholders and whose background will complement the experience, skills and diversity of the other Trustees and add to the overall effectiveness of the Board. The Nominating
Committee  recommended that the number of Trustees be fixed at eight (8), six of whom are to be  independent  Board  members and two of whom are to be interested
Trustees. The entire Board adopted the Nominating Committee's  recommendation at its February  10, 2005 Board  meeting.  The Board also  approved the eight Board nominees recommended by the Nominating Committee.  The Nominating Committee does not currently consider shareholder  recommendations for nomination to the Board, and has not adopted a policy with regard to the consideration of any shareholder candidates  for the Board,  as it believes  that it currently  has  identified a sufficient number of qualified candidates from its own efforts.

     The Board does not have a standing Compensation Committee;  however, in the past, the Nominating Committee, has performed the functions of such a committee.

Board Compensation

     Each Independent Trustee receives  compensation from the Trust.  Interested
Trustees are compensated by QFI, and do not directly receive  compensation  from the Trust. Because

                                      -10-

Mr. King and Ms. Keyes are currently employed by QFI and have the right to share in the profits that QFI earns by managing the Funds,  they may receive  indirect compensation  due to their  participation  in the advisory  fees received by QFI from the Funds.  Additionally,  because Mr. King and Ms. Keyes are also officers and shareholders of Quaker  Securities,  Inc. ("QSI"),  a broker dealer that may execute  brokerage  trades for certain of the Funds from time to time,  they may also receive indirect  compensation due to their  participation in the brokerage commissions  received by QSI from one or more of the Funds. Mr. King also serves as  Chairman  of  the  Board  of  Directors  and  a  shareholder  of  CMFS,  the administrator  and  transfer  agent for the Funds,  and  therefore,  he may also receive indirect  compensation  from one or more of the Funds.  Each Independent
Trustee  currently  receives a total annual retainer of $25,000 for serving as a
Trustee  of the  Trust,  plus a  reimbursement  of  any  out-of-pocket  expenses incurred in  connection  with  attendance  at Board  meetings.  The  independent chairman of the Board, Mr. Downes, receives a retainer of $175,000 per year. The chairpersons of the Audit Committee and the Nominating Committee each receive an additional  annual retainer of $10,000.  Mr. Mara, as lead Independent  Trustee, also receives an additional annual retainer of $25,000.

     The compensation  tables below set forth the total compensation paid to the
Trustees  for the fiscal year ended June 30,  2004.  The Trust has no pension or retirement benefits for any of the Trustees.

     Non-Interested Trustees

----------------------------- --------------------------------------------------
             Name of Trustee         Aggregate Compensation from the Trust
----------------------------- --------------------------------------------------
David K. Downes(1)                                  $87,500
----------------------------- --------------------------------------------------
Louis P. Pektor, III(2)                             $34,000
----------------------------- --------------------------------------------------
Mark S. Singel                                      $35,500
----------------------------- --------------------------------------------------
Amb. Adrian A. Basora                               $45,500
----------------------------- --------------------------------------------------
G. Michael Mara                                     $59,000
----------------------------- --------------------------------------------------
James R. Brinton                                    $35,500
----------------------------- --------------------------------------------------
Warren West                                         $23,000
----------------------------- --------------------------------------------------

     Interested Trustees

----------------------------- --------------------------------------------------
Name of Trustee                      Aggregate Compensation from the Trust
----------------------------- --------------------------------------------------
Jeffry H. King, Sr.                                   $0
----------------------------- --------------------------------------------------
Laurie Keyes                                          $0
----------------------------- --------------------------------------------------
Kevin J. Mailey(3)                                    $0
----------------------------- --------------------------------------------------
Everett T. Keech(4)                                 $35,500
----------------------------- --------------------------------------------------

(1)  In addition to the ar received by Mr. Downes as described above, Mr. Downes is entitled to be reimbursed for (i) health insurance  premiums paid by Mr.
     Downes with respect to a health care

                                      -11-

     insurance  policy coverage for Mr. Downes and his spouse;  and (ii) amounts expended  with  respect to the lease of office  space.  For the fiscal year ended June 30, 2004, Mr. Downes elected not to lease an office space and as a result,  the dollar  amount  listed  beside Mr.  Downes'  name above only includes health care insurance  policy  premiums  reimbursed to Mr. Downes, plus his annual retainer.

(2)  Mr. Pektor resigned as a Trustee of the Trust on February 9, 2005.

(3)  Mr. Mailey resigned as a Trustee of the Trust on January 14, 2005.

(4)  Mr. Keech resigned as a Trustee of the Trust on January 14, 2005.

Officer Compensation

     Except  for Mr.  Downes,  the  Chairman  of the Board of the  Trust  (whose compensation  from the Trust has been reflected in the chart above),  Timothy E.
Richards,  the Chief Compliance Officer of the Trust, is the only officer of the
Trust who receives  compensation  from the Trust. For the fiscal year ended June
30, 2004, Mr. Richards received $7,292 in compensation from the Trust.

What Vote is Required to Approve Proposal 1?

     The  affirmative  vote of a plurality of the shares entitled to vote of all
Funds is  required,  which  means that the  nominees  who  receive the eight (8)
largest  total  number of votes from the  shareholders  of all the Funds will be elected as Trustees.

                        THE BOARD OF TRUSTEES UNANIMOUSLY
                         RECOMMENDS THAT YOU VOTE "FOR"
                            ALL NOMINEES FOR TRUSTEE

                        OVERVIEW OF PROPOSALS 2, 3 AND 4

     In  connection  with the Change of  Control  Transaction,  King/Keyes  paid
Mailey $2.8 million in cash at the closing of the Change of Control Transaction.
Additionally,  QFI agreed to pay Mailey an  additional  sum of  $500,000  over a period of five years.  Under  applicable law, the Change of Control  Transaction automatically  resulted in a termination of (i) the previous advisory  agreement between QFI and the Trust (the "Previous  Advisory  Agreement"),  which provided for the provision of investment  management  services to each of the Funds;  and
(ii) the then existing  subadvisory  agreements among the Trust, QFI and each of the  existing  subadvisers  to  the  Funds.  Prior  to  the  Change  of  Control
Transaction,  QFI served as the investment manager to each of the Funds pursuant to the Previous Advisory Agreement.

     The 1940 Act provides that upon a Change of Control  Transaction prior to a shareholders  meeting  where  shareholders  of a Fund can approve a new advisory agreement and new  subadvisory  agreement for the Fund, the Fund must enter into an interim advisory agreement in order to ensure that uninterrupted advisory and subadvisory services are provided to the Fund. In order to maintain the existing services and  management  for the Funds  following  the closing of the Change of
Control Transaction, the management of the Trust has recommended to the Board of
Trustees at an  in-person  meeting  held on January 14, 2005 Board  meeting (the
"January  14 Board  Meeting")  that QFI be  retained  as the  Funds'  investment

                                      -12-

manager pursuant to an Interim  Advisory  Agreement (see below) in order to have
QFI continue to provide the overall  management and  coordination  of the Funds'
general operations and administration.

     At  the  January  14  Board  Meeting   (prior  to  the  Change  of  Control
Transaction),  the Board met to review and consider the business and legal terms surrounding the proposed Change of Control, as well as its potential impact upon the Trust and each of the  Funds.  At that  Board  meeting,  the Board  reviewed
written  responses   provided  by  King/Keyes  to  a  questionnaire   requesting
information about these issues,  and considered an oral presentation made by Mr.
King at the January 14 Board  Meeting,  as well as his  responses  to  questions following that presentation. Following discussion among the Independent Trustees of the Board,  the Board,  including  a majority  of the  Independent  Trustees, approved (i) the proposed Interim  Advisory  Agreement to be entered into by the
Trust  and QFI with  respect  to each of the  Funds;  (ii)  the form of  interim subadvisory  agreement (the "Interim Subadvisory  Agreement") to be entered into with each existing  subadviser (the "Existing  Subadvisers") to the Funds; (iii)
the escrow  agreement  among the Trust,  QFI and the escrow agent;  and (iv) the form of escrow agreement to be executed by the Trust,  QFI, the escrow agent and each of the Existing Subadvisers.

     The Board  considered the foregoing  agreements to be important in ensuring the continued  management of each Fund following the termination of the Previous
Advisory  Agreement pursuant to Rule 15a-4 of the 1940 Act. The Interim Advisory
Agreement  provides that the maximum  amount of fees payable to QFI by each Fund during this interim  period is identical  to such  advisory  fees paid under the
Previous Advisory  Agreement.  The Interim Advisory Agreement for each Fund will remain in effect  (the  "Interim  Period")  until  the  earlier  of (i) 150 days following  the effective  date of the Interim  Advisory  Agreement  (January 15,
2005),  or (ii) upon  shareholder  approval of a New Advisory  Agreement for the respective Fund. The Interim Advisory Agreement also provides that the Board, or a majority of the  "outstanding  voting  securities" (as that term is defined in the 1940 Act) of a Fund may terminate the Interim Advisory  Agreement as to that
Fund on ten (10) days' written notice to QFI and that it terminates  immediately in the event of its "assignment," as that term is defined in the 1940 Act.

     Following the January 14 Board  Meeting,  the Trust and QFI entered into an
Interim Advisory Agreement in order to permit QFI to continue managing the Funds during the Interim Period. Additionally, the Trust, QFI and each of the Existing
Subadvisers  have each entered into Interim  Subadvisory  Agreements in order to permit the Existing  Subadvisers to continue  providing  investment  subadvisory services during the Interim Period.

     The Interim Advisory Agreement is generally  identical in form and terms of the Previous Advisory  Agreement other than certain  additional  provisions that are permitted or required by applicable  law, such as the term and  commencement date of the Interim  Advisory  Agreement.  In  addition,  the  Interim  Advisory
Agreement also has a companion escrow  arrangement that provides for a mechanism to hold the advisory fees earned by QFI in an  interest-bearing  escrow  account with  Harleysville  National  Bank,  as escrow agent,  in  accordance  with Rule
15a-4(b)(2)  of the  1940  Act.  Each  Interim  Subadvisory  Agreement  is  also generally  identical in form and terms as its  respective  Previous  Subadvisory
Agreement,

                                      -13-

where each Interim Subadvisory Agreement is accompanied by an escrow arrangement in accordance with Rule 15a-4(b)(2).

     Subsequently,  at the Trust's  February 10, 2005 Board  meeting,  the Board reviewed,  considered and approved the New Advisory Agreement (as defined below)
between QFI and the Trust, subject to shareholder approval, on behalf of each of the  Funds.  Additionally,  the Board  reviewed,  considered  and  approved  New
Subadvisory  Agreements  with  respect to each  Fund,  subject  to  approval  by shareholders of each respective Fund.

     The Previous Advisory Agreement was approved by the shareholders of each of the Funds then in existence and became  effective with respect to those Funds on
February 1, 2002, and its continuance was subsequently  approved by the Board of
Trustees, including a majority of the trustees who are not "interested persons,"
as defined by Section  2(a)(19) of the 1940 Act, at the November  20, 2003,  and
again at the June 8, 2004 meetings of the Board.  Because Board  approval of the advisory and subadvisory services with QFI and each of the subadvisers (with the exception of the New Subadvisory Agreement with Global Capital Management,  Inc.
("GCM") with  respect to the Quaker  Mid-Cap  Value Fund) was made  necessary at this  time  solely  as a result  of the  Change  of  Control  and the  technical requirements of Section 15 of the 1940 Act, the Board gave substantial weight to its  considerations  made at the June 8, 2004  Board  meeting  in  renewing  the
Previous  Advisory   Agreement  and  Previous   Subadvisory   Agreements,   when
considering  the  approval  of the  proposed  New  Advisory  Agreement  and  New
Subadvisory Agreements at the February 10, 2005 Board meeting.

     In accordance with Rule 15a-4(b)(2) of the 1940 Act,  shareholder  approval of the New  Advisory  Agreement  is  necessary  in order for QFI to receive  the investment advisory fees escrowed pursuant to the Interim Advisory Agreement and for QFI to  continue  to provide  investment  management  services  to the Funds following the Interim Period.  In the event that the shareholders of one or more of the Funds do not approve the New  Advisory  Agreement  with  respect to their
Fund, the 1940 Act requires that QFI will only be entitled to receive the lesser of: (i) its actual  costs  incurred  in  performing  services  under the Interim
Advisory  Agreement  (plus interest  earned on that amount while in escrow);  or
(ii) the total amount in the escrow account (plus interest earned).

     Shareholder approval of each New Subadvisory  Agreement (with the exception of the New  Subadvisory  Agreement  with GCM with respect to the Quaker  Mid-Cap
Value Fund) is also necessary in order for the respective  subadviser to receive the investment  subadvisory  fees escrowed  pursuant to the Interim  Subadvisory
Agreement  and for the  Existing  Subadviser  to continue to provide  investment subadvisory services to the Fund that it subadvises.  With respect to the Quaker
Mid-Cap Value Fund, as set forth in Proposal 4 below,  because Schneider Capital
Management  Company  ("Schneider")  will not be serving as subadviser  after the
Interim  Period,  the Board has  recommended  that the  shareholders  ratify the
Interim Subadvisory Agreement currently in effect among Schneider, the Trust and
QFI  ("Schneider  Interim  Subadvisory  Agreement")  in order for  Schneider  to receive the  investment  subadvisory  fees escrowed  pursuant to that  agreement under the 1940 Act. In the event that the shareholders of (i) one or more of the
Funds do not approve the respective New Subadvisory  Agreements  (other than the shareholders of the Quaker Mid-Cap Value Fund); or (ii) the Quaker Mid-Cap Value
Fund does not ratify the Schneider Interim Subadvisory Agreement,

                                      -14-

then the Existing  Subadviser  to that Fund will only be entitled to receive the lesser of (i) the actual costs incurred by the Existing Subadviser in performing subadvisory  services during the Interim Period; or (ii) the total amount in the escrow account (plus interest earned).

     The terms and  conditions of the New Advisory  Agreement are  substantially the same as the terms and conditions of the Previous Advisory  Agreement,  which terms and  conditions  are  described  in  Proposal  2 below  under the  caption
"Comparison of the Previous Advisory Agreement and the New Advisory  Agreement."
The terms and conditions of several of the New  Subadvisory  Agreements  contain certain differences from the Previous  Subadvisory  Agreements entered into with respect to those Funds. The terms of each New Subadvisory  Agreement is compared to the  respective  Previous  Subadvisory  Agreement with respect to each of the
Funds are  described  in Proposal 3 below under the caption  "Comparison  of the
Previous Subadvisory Agreements and the New Subadvisory Agreements."

     Accordingly,  the  purposes  of  Proposals  2,  3  and  4 is  to  have  the shareholders of each of the Funds approve (i) a New Advisory Agreement with QFI, and (ii) a New Subadvisory Agreement with its Existing  Subadvisers,  except for
Quaker Mid-Cap Value Fund; and for  shareholders of Quaker Mid-Cap Value Fund to approve  (i) a New  Subadvisory  Agreement  with a new  subadviser,  and (ii) to ratify the Schneider Interim Subadvisory Agreement.

     Subject to the general  supervision of the Board,  QFI serves as investment adviser to each of the Funds,  most  recently  pursuant  to an Interim  Advisory
Agreement with the Trust.  Prior to QFI serving as investment adviser to certain
Funds, a predecessor  entity also owned by Mr. King,  Quaker  Management  Corp., served in that  capacity.  As investment  adviser to each of the funds,  QFI has been responsible for providing a continuous  investment  program for each of the
Funds,  including  investment  research  and  management  with  respect  to  all securities,  investments,  cash  and  cash  equivalents  held by the  Funds.  In connection with the Previous Advisory Agreement,  QFI employed  subadvisers with respect to each of the Funds,  subject to the general supervision and control of
QFI.

PROPOSAL 2: TO APPROVE A NEW INVESTMENT  ADVISORY  AGREEMENT BETWEEN QFI AND THE
TRUST

What is the Board Recommending?

     At the Meeting,  the Board is recommending  that  shareholders of the Funds approve the New Advisory Agreement,  so that QFI can continue to provide overall management of the daily  business  affairs of the Funds going  forward,  and the advisory  fees for  advisory  services  provided to the Funds during the Interim
Period, and held in escrow pursuant to the Interim Advisory  Agreement,  will be released to QFI.

Approval of the New Advisory Agreement

     If approved by the shareholders of a Fund, the New Advisory  Agreement will become effective as to that Fund on the date the Fund's shareholders approve the
New  Advisory  Agreement.  If  shareholders  of a Fund  approve the New Advisory
Agreement with QFI but do not approve the New Subadvisory Agreement with respect to that Fund (Proposals 3(a) to 3(j)),

                                      -15-

QFI will render the investment  advisory and other services with respect to that
Fund,  including  directly  managing the Fund's assets on a day-to-day basis, or may hire another subadviser,  subject to any necessary shareholder approvals, to manage  the Fund's  assets on a  day-to-day  basis  while QFI  provides  overall management and supervision of the Fund's  affairs.  If shareholders of a Fund do not approve the New Advisory Agreement with respect to that Fund, the respective
New Subadvisory Agreement will also not go into effect even if it is approved by shareholders of that Fund, and the Board will consider what  appropriate  action to take with respect to investment management arrangements for that Fund. A copy of the New Advisory Agreement (marked to show changes from the Previous Advisory
Agreement) is attached as Exhibit B to this Proxy Statement.

Comparison of the Previous Advisory Agreement and the New Advisory Agreement

     Advisory  Services.  The  management  services to be provided by QFI as the investment  manager  to the  Funds  under  the New  Advisory  Agreement  will be identical  to  those  management  services  currently  provided  by  QFI  as the investment manager to each Fund under the Previous Advisory Agreement.

     The Previous Advisory Agreement and the New Advisory Agreement each provide that the manager  may from time to time  employ  persons or entities to serve as subadvisers  to one or more of the Funds with the prior  written  consent of the
Board and the  approval of the  shareholders  of those Funds.  However,  the New
Advisory  Agreement  also  provides that such  shareholder  approval will not be required to employ or terminate  subadvisers for the Funds, if the Trust and QFI obtain an  exemptive  order  from the SEC  permitting  the use of a  manager  of managers structure and/or the SEC subsequently adopts a rule authorizing the use of the manager of managers  structure by  investment  companies  and  investment advisers.  Under  both the  Previous  Advisory  Agreement  and the New  Advisory
Agreement,  the investment  activities of any subadvisers  engaged by it will be subject to the general supervision and control of QFI.

     Fees.  The rate of investment  management  fees payable to QFI by the Funds under the New  Advisory  Agreement  will be identical to the fees paid under the
Previous  Advisory  Agreement.  The following  table provides the annual rate of investment management fees payable to QFI, based on the average daily net assets of each Fund,  and the fees earned,  fees paid and fees waived by QFI during the last fiscal year ended June 30, 2004:

---------------------------- ------------------- ---------------- ---------------- --------------
                                   Rate of
                                  Investment      Fees Earned by        Fees         Fees Waived
Name of Fund                   Management Fees          QFI          Paid to QFI       by QFI
---------------------------- ------------------- ---------------- ---------------- --------------
Quaker Strategic Growth Fund        0.55%              $1,595,170       $1,595,170      None
---------------------------- ------------------- ---------------- ---------------- --------------
Quaker Core Equity Fund             0.30%                 $35,280          $35,280      None
---------------------------- ------------------- ---------------- ---------------- --------------
Quaker Small-Cap Growth Fund        0.30%                  $7,736           $7,736      None
---------------------------- ------------------- ---------------- ---------------- --------------
Quaker Capital Opportunities
Fund                                0.30%                 $46,823          $46,823      None
---------------------------- ------------------- ---------------- ---------------- --------------
Quaker Biotech Pharma-
Healthcare Fund                     0.50%(1)              $46,737          $46,737      None
---------------------------- ------------------- ---------------- ---------------- --------------
Quaker Small-Cap Trend Fund         0.50%                  $3,477               $0    $3,477
---------------------------- ------------------- ---------------- ---------------- --------------
Quaker Mid-Cap Value Fund           0.30%                 $88,286          $88,286      None
---------------------------- ------------------- ---------------- ---------------- --------------

                                      -16-

---------------------------- ------------------- ---------------- ---------------- --------------
Geewax Terker Core Value
Fund                                0.30%                  $3,649           $3,649      $689
---------------------------- ------------------- ---------------- ---------------- --------------
Quaker Small-Cap Value Fund         0.30%                $117,098         $117,098      None
---------------------------- ------------------- ---------------- ---------------- --------------
Quaker Fixed Income Fund            0.30%                 $19,818          $16,410    $3,408
---------------------------- ------------------- ---------------- ---------------- --------------

(1)  At a shareholders meeting held on July 31, 2003, the shareholders of Quaker
     Biotech   Pharma-Healthcare   Fund  approved  to  increase  the  investment
     management fees for QFI from 0.30% to 0.50%.

     QFI had  voluntarily  committed to waive fees and expenses  with respect to
Quaker Small-Cap Trend Fund in order to keep "Total Annual  Operating  Expenses"
of the shares from exceeding (i) 2.05% through October 28, 2004; and (ii) 2.15%, thereafter. QFI has also voluntarily committed to waive that portion, if any, of its investment  advisory fees with respect to Quaker Small-Cap Value Fund to the extent necessary to ensure that the "Total Annual  Operating  Expenses" of Class
A, Class B, Class C and  Institutional  Class  shares of that Fund do not exceed
2.60%,  3.35%,  3.35% and 2.35%,  respectively.  Additionally,  effective May 1,
2004,  QFI has  voluntarily  agreed to waive its  management  fee of 0.30%  with respect to Geewax  Terker  Core Value Fund and Quaker  Fixed  Income  Fund.  QFI
currently has no intention to terminate any of the foregoing  waivers;  however, it may do so at any time in its sole discretion.

     Payment of Expenses.  Under the  Previous  Advisory  Agreement  and the New
Advisory  Agreement,  QFI shall  provide,  at its own cost,  all  office  space, facilities and equipment  necessary for the conduct of its advisory  services on behalf of the Trust and shall pay all the expenses  incurred by it in connection with its  activities  under  the  relevant  agreement,  other  than the costs of securities and other  investments  (including  brokerage  commissions  and other transaction charges) purchased or sold for each Fund.

     Brokerage.  Both  the  Previous  Advisory  Agreement  and the New  Advisory
Agreement,  subject to the primary  objective of obtaining  the best  execution, permits QFI to place orders,  or monitor the placement of orders by subadvisers, pursuant to good faith investment  determinations  for the Funds either directly with the respective issuers or with appropriate  brokers and dealers. In placing orders with brokers or dealers,  QFI, or a subadviser  under the  supervision of
QFI, will attempt to obtain the best net price and the most favorable  execution of its  orders.  Consistent  with  its  obligation,  when  QFI,  or  QFI's  duly authorized  subadviser(s),  believes two or more brokers are comparable in price and  execution,  QFI,  or its  subadviser  may  prefer:  (i) brokers who provide research advice and other services; and (ii) brokers who are affiliated with the
Trust, QFI or subadviser;  provided however,  that in no instance will portfolio services be purchased or sold to QFI or a subadviser in principal  transactions.
However, the New Advisory Agreement unlike the Previous Advisory Agreement shall not  permit  QFI to engage in  directed  brokerage,  which  would  violate  Rule
12b-1(h) of the 1940 Act.

     Limitation of Liability.  The Previous Advisory Agreement provides that QFI shall not be liable for any error in judgement,  mistake of law or for any other loss suffered by the Trust or any Fund except a loss resulting from QFI's breach of its fiduciary duties with respect to the

                                      -17-

receipt of  compensation  for services or a loss  resulting  from QFI's  willful misfeasance,  bad  faith,  gross  negligence,  or a  reckless  disregard  of the performance of its obligations or duties under that agreement.  The New Advisory
Agreement contains an identical provision.

     Continuance. The Previous Advisory Agreement originally was in effect for a
two  year  period,  then  for  successive  one  year  periods   thereafter.   If
shareholders  of a Fund approve the New Advisory  Agreement with respect to that
Fund, the New Advisory  Agreement will continue until two years from the date of its execution,  unless earlier terminated.  Both the Previous Advisory Agreement and the New Advisory  Agreement may be continued  with respect to such Fund from year to year  thereafter  by a majority vote of the Board of the Trust or by the affirmative  vote of a majority of the  outstanding  voting  securities  of that
Fund,  provided that in either case the terms and the renewal have been approved by the vote of a  majority  of the  Independent  Trustees,  cast in  person at a meeting called for the purpose of voting on such approval.

     Termination.  The  Previous  Advisory  Agreement  provides  that  it may be terminated  with respect to a Fund at any time on 60 days' written notice to the other party,  without the payment of any  penalty,  by the Trust (by vote of the
Board of Trustees or by vote of a majority of the outstanding  voting securities of such Fund) or by QFI. The Previous  Advisory  Agreement also provides that it would  immediately  terminate  in the event of its  assignment,  as that term is defined  in  the  1940  Act.  The  New  Advisory  Agreement  contains  identical termination provisions.

Factors the Trustees considered in Approving the New Advisory Agreement

     The Board discussed the approval of the proposed New Advisory  Agreement at an in-person Board meeting held on February 10, 2005. The  Independent  Trustees also  discussed  the  approval  of the  proposed  New  Advisory  Agreement  with independent  counsel in a separate  session.  In  evaluating  the  proposed  New
Advisory  Agreement,  the Board requested and received  information  from QFI to assist in its deliberations. Further, because Board approval of the New Advisory
Agreement  with QFI was made  necessary  at this time  solely as a result of the
Change of Control and the technical  requirements of Section 15 of the 1940 Act, the Board gave substantial  weight to its consideration made at the June 8, 2004
Board  meeting in  renewing  the  Previous  Advisory  Agreement  with QFI,  when considering the approval of the proposed New Advisory Agreement with QFI.

     In addition to Mr. King's  presentation at the January 14 Board Meeting and the written responses  provided by Mr. King to a questionnaire  submitted by the
Trust regarding the Change of Control Transaction and proposed business plans of
QFI,  the  Board  also   considered   the  following   factors  in   determining
reasonableness and fairness of the proposed New Advisory Agreement with QFI:

o    The   qualifications   of  QFI  to  provide  a  range  of  management   and
     administrative  services. The Board reviewed the credentials and experience of officers and employees of QFI who will provide  investment  advisory and other  services  to the Funds  following  the  departures  of Mr.  and Mrs.
     Mailey.  Specifically,  the Board noted the (i)  extensive  background  and significant relevant sales and marketing

                                      -18-

     experience  of  recently  retained  sales  personnel  and their  ability to promote and grow the Funds;  (ii) compliance  personnel in their ability to provide  compliance  oversight and address  compliance issues as they arise
     (including,  the  hiring  of a  paralegal  with the  relevant  mutual  fund industry  compliance  experience);  and  (iii)  financial  strength  of the principals of QFI.

o    The range of advisory  services  provided by QFI.  The Board  reviewed  the services to be provided by QFI under the proposed  New Advisory  Agreement,
     and  noted  that,  if  shareholders   approve  the  proposed  New  Advisory
     Agreement,  the level and type of services that would be provided under the
     New Advisory  Agreement would be identical to the management  services that had been provided under the Previous Advisory Agreement.

o    The  performance  record of the  Funds.  The  Board  reviewed  each  Fund's performance  record  and noted  that out of the nine Funds that had been in existence  for a period  of  one-year  or  more,  eight  of the  Funds  had outperformed  their  respective  benchmark  indices  for the past  one-year period,  while three out of five Funds had  outperformed  their  respective benchmark  indices  for  each of the  one-year,  three-year  and  five-year periods  considered.  In that  regard,  the Board  determined  that QFI has developed the expertise and resources for selecting and managing  qualified subadvisers  to provide  investment  advisory  services  to the  Funds,  in accordance with each Fund's investment objective and strategies.

o    Advisory  fees and expenses.  The Board  examined the expense ratio and the level of advisory  fees for each Fund under the New Advisory  Agreement and noted that the  advisory  fees  payable to QFI will remain  unchanged  from those paid by the Fund under the  Previous  Advisory  Agreement.  In taking into  account the overall  strong  performance  of the Funds under QFI, the
     Board  concluded  that each Fund's  advisory  fees under the  proposed  New
     Advisory  Agreement  were fair and  reasonable in light of the high quality management  and  administrative  services  that QFI would provide under the proposed New Advisory  Agreement.  Because  advisory  fee  information  for investment companies with a "manager of managers" structure was not readily available,  the Board did not consider the level of advisory  fees for each
     Fund in comparison with other similar funds.

o    The  profitability  of QFI. The Board reviewed  information  concerning the profitability of QFI's (and its affiliates')  investment advisory and other services  and its  financial  condition.  The Board  noted that each Fund's advisory fee would remain the same under the New  Advisory  Agreement,  and that QFI intends to continue the fee waivers  currently in effect under the
     Previous Advisory  Agreement.  The Board also noted that QFI had only begun to be  profitable  in the past two years,  and that QFI's  current level of profitability was fair and reasonable considering the quality of management and the overall strong performance of the Funds under QFI.

                                      -19-

     After considering the above factors,  the Board concluded that it is in the best interests of the Funds and their  shareholders  to approve the proposed New
Advisory Agreement between the Trust and QFI for the Funds.

     The Board reached this  conclusion  after careful  discussion and analysis.
The Board believes that it has carefully and  thoroughly  examined the pertinent issues and  alternatives.  In  recommending  that you approve the  proposed  New
Advisory  Agreement,  the Independent  Trustees have taken the action which they believe  to be in your  best  interests.  In so  doing,  they  were  advised  by independent  counsel as to the nature of the  matters to be  considered  and the standards to be used in reaching their decision.

     If approved by the  shareholders  of each of the Funds,  the  proposed  New
Advisory  Agreement is expected to become  effective on or about April 18, 2005, and will expire,  unless  renewed,  on the second  anniversary  of the effective date.

What  Happens  if  Shareholders  of one or more  Funds  do not  approve  the New
Advisory Agreement?

     If  shareholders  of a Fund do not approve the New Advisory  Agreement with respect to that Fund,  the New  Advisory  Agreement  will not go into effect for that Fund,  and the Board will  consider  what  appropriate  action to take with respect to the investment advisory arrangement for that Fund.

What Vote is Required to Approve Proposal 2?

     Provided  that a quorum  is  present,  the  approval  of the  proposed  New
Advisory  Agreement by each Fund requires the affirmative vote of: (i) more than
50% of the  outstanding  voting  securities of each Fund; or (ii) 67% or more of the voting  securities  of each Fund present at the  Meeting,  if the holders of more  than 50% of the  Fund's  outstanding  voting  securities  are  present  or represented by proxy; whichever is less.

                        THE BOARD OF TRUSTEES UNANIMOUSLY
                       RECOMMENDS THAT YOU VOTE "FOR" THE
                        NEW ADVISORY AGREEMENT WITH QFI.

PROPOSALS 3(a) to 3(j): TO APPROVE NEW  SUBADVISORY  AGREEMENTS  BETWEEN QFI AND
EACH OF THE SUBADVISERS

Interim Subadvisory Agreements

     Each of the Existing Subadvisers that had previously served as a subadviser to a Fund prior to the Change of Control Transaction has entered into an Interim
Subadvisory  Agreement  with QFI and the Trust with  respect  to that  Fund.  In accordance  with  Rule  15a-4 of the 1940  Act,  shareholder  approval  of a New
Subadvisory  Agreement is  necessary  in order for a subadviser  to that Fund to receive  the amount of its  subadvisory  fee during the  Interim  Period that is currently being held in separate escrow accounts.

                                      -20-

     Except  with  respect  to the  Quaker  Mid-Cap  Value  Fund,  the Board has
recommended that the Existing Subadvisers serve as subadvisers to the respective
Funds. With respect to Quaker Mid-Cap Value Fund, Schneider had advised QFI that it intended to resign its position as  subadviser to that Fund no later than May
31,  2005.  At the  Board's  request,  QFI  engaged  in a  search  to find a new subadviser  to the Quaker  Mid-Cap  Value Fund.  After  considering  a number of potential  subadvisory  firms,  QFI submitted to the Board a  recommendation  to retain GCM as subadviser.  Accordingly,  at the February 10, 2005 meeting of the
Board,  the Board decided that it was in the best interests of the  shareholders of the  Fund  to  find  a new  subadviser  to the  Fund  to  replace  Schneider.
Thereafter,  the Board considered and approved GCM to serve as the subadviser to the Quaker  Mid-Cap Value Fund and recommends to the  shareholders  of that Fund that they approve a New  Subadvisory  Agreement  with GCM (the "GCM  Subadvisory
Agreement") as part of Proposal 3.  Additionally,  the Board is requesting  that shareholders  of the Quaker  Mid-Cap  Value Fund  ratify the  Schneider  Interim
Subadvisory  Agreement  in order  to  permit  Schneider  to  receive  all of its subadvisory  fees with respect to the Interim  Period  solely for the purpose of fulfilling the technical requirements of Rule 15a-4(b)(2).

Comparison  of the  Previous  Subadvisory  Agreements  and the  New  Subadvisory
Agreements with the Existing Subadvisers

     Except with respect to the GCM  Subadvisory  Agreement,  and subject to the approval of the New Advisory  Agreement by  shareholders  of the Funds,  the New
Subadvisory  Agreements  provide that QFI, as manager,  will retain the Existing
Subadviser  as the  subadviser  to the Funds and the  Existing  Subadviser  will continue to manage  each Fund's  assets on a  day-to-day  basis,  subject to the supervision  of QFI.  The  combined  services  to be  provided  by QFI and  each respective Existing Subadviser, as manager and subadviser,  respectively,  under each  New  Subadvisory  Agreement  will  be  substantially  identical  to  those currently  provided  by QFI and the  Existing  Subadviser  under the  respective
Previous Subadvisory  Agreement,  except that the New Subadvisory Agreement will be entered into between two parties, QFI and the respective Existing Subadviser, instead  of  three,  i.e.  the  Trust  will  no  longer  be a  party  in the New
Subadvisory  Agreements.  The advisory and  subadvisory fee structure in the New
Subadvisory  Agreements  will  also  be  identical  to  those  in  the  Previous
Subadvisory  Agreements  for each of the Funds,  except  with  respect to Quaker
Small-Cap  Value  Fund  and  Quaker  Capital  Opportunities  Fund  where  a  new subadvisory  fee  structure  is  proposed  to  eliminate  the  performance-based subadvisory  fee rates for those Funds,  as discussed  below.  A form of the New
Subadvisory Agreement is attached as Exhibit C to this Proxy Statement, which is substantially similar to the respective New Subadvisory  Agreements proposed for each Fund.

     Under each Previous  Subadvisory  Agreement  entered into with respect to a
Fund, the Existing  Subadviser  was  responsible  for the  day-to-day  portfolio management of the Fund. The Existing  Subadviser was also obligated to provide a continuous  investment  program for the Fund,  including research and management with respect to all securities,  investments,  cash and cash equivalents held by such Fund and determined from time to time the securities and other  investments that are purchased, retained, or sold with respect to that Fund. The subadvisory firms that are proposed to serve as subadvisers  pursuant to the New Subadvisory
Agreements  will  provide the same  services  that had been  provided  under the
Previous

                                      -21-

Subadvisory  Agreement in  accordance  with each Fund's  investment  objectives, policies and  restrictions,  as stated in that Fund's  current  prospectus.  The subadvisers will have the same contractual  obligations and duties under the New
Subadvisory Agreements.

Information Regarding the Proposed Subadviser to Each Fund

     Quaker  Strategic  Growth Fund. DG Capital  Management,  Inc.  ("DGCM") has
served as  subadviser  to Quaker  Strategic  Growth  Fund  since  August,  2003, following the approval of the subadvisory  arrangement by shareholders of Quaker
Strategic  Growth Fund at a shareholders  meeting.  The  shareholders  initially approved the Previous Subadvisory  Agreement with DGCM at a shareholders meeting held on July 31, 2003.  DGCM is an investment  advisory firm registered with the
SEC, which has its offices,  located at 101 Arch Street,  Suite 650, Boston,  MA
02110.  Between July, 2000 and August, 2003, and prior to DGCM being approved by the Board of the Trust and the  shareholders  the Fund as  subadviser  to Quaker
Strategic Growth Fund, DGCM's President and sole shareholder,  Manu Daftary, was employed by QFI as the portfolio  manager for Quaker  Strategic  Growth Fund and had day-to-day  responsibility  for selecting the investments for the Fund. DGCM had also served as investment adviser to the Fund from the inception of the Fund in  November,  1996  through  July  2000.  Mr.  Daftary  has  served as the sole director, President, sole shareholder and portfolio manager of DGCM since DGCM's formation.

     Quaker Core Equity Fund,  Quaker  Small-Cap  Growth Fund and Geewax  Terker
Core Value Fund.  Geewax,  Terker & Co. ("GTC"),  414 Old Baltimore Pike, Chadds
Ford, PA 19317,  serves as the  subadviser  to the Quaker Core Equity Fund,  the
Quaker  Small-Cap  Growth Fund and the Geewax  Terker  Core Value Fund.  GTC has
served as the Funds' subadviser,  following  shareholder  approval by each Fund, since each Fund's  formation on:  November 25, 1996 for Quaker Core Equity Fund;
July 1, 2000 for Quaker  Small-Cap  Growth  Fund;  and March 25, 2002 for Geewax
Terker  Core  Value  Fund.  The  Board  most  recently   approved  the  Previous
Subadvisory  Agreement  with respect to each of these Funds at a meeting held on
June 8, 2004. GTC was  established as a Pennsylvania  partnership in 1982 and is registered as an  investment  adviser under the Advisers Act. As of December 31,
2004, GTC had approximately $8 billion in assets under management,  and has also advised/subadvised  assets of  individuals,  pension and profit  sharing  plans, trusts,  estates,  charitable  organizations since 1987. The general partners of
GTC are John J. Geewax and Bruce E. Terker.

     Messrs. Geewax and Terker constitute the entire board of directors of GTC.

     Quaker Small-Cap Trend Fund. TrendStar Advisors,  LLC ("TrendStar") located at  7300  College  Boulevard,  Suite  308,  Overland  Park,  Kansas,  serves  as subadviser  to the Quaker  Small-Cap  Trend Fund,  and has served as  subadviser since the Fund's  formation in February,  2004.  TrendStar is an SEC  registered investment  adviser  specializing  in  investment  in  equities.  In addition to serving as subadviser to the Quaker Small-Cap Trend Fund,  TrendStar also serves as the  investment  adviser to the  TrendStar  Small Cap Fund ("Other  TrendStar
Fund"), which has investment objectives similar to the Fund. The Other TrendStar
Fund has assets of approximately $111 million as of December 31, 2004. TrendStar receives a management fee of 0.90% per annum from the Other TrendStar Fund.

                                      -22-

     The Board and the  Fund's  initial  shareholder  approved  the  subadvisory arrangement  with  TrendStar on November 20, 2003.  Mr. Thomas W. Laming founded
TrendStar  in August,  2003 and  serves as its  President  and Chief  Investment
Officer.  Mr.  Laming  is the  lead  portfolio  manager  for  the  Fund  and has day-to-day  responsibility for selecting the Fund's  investments.  Mr. Laming is the managing member of TrendStar. Prior to founding TrendStar, Mr. Laming served as Senior Vice President and Portfolio Manager with Kornitzer Capital Management in  Shawnee  Mission,  Kansas,  joining  that  firm in  January  1993.  While at
Kornitzer,  Mr. Laming was Co-Lead manager for all of the equity mutual funds at
Buffalo  Funds,  including  the Buffalo Small Cap,  Mid-Cap,  Large Cap, and USA
Global and Science & Technology funds. Previously, Mr. Laming served as a Senior
Engineer at Martin  Marietta in Denver,  and served as a Staff Engineer with TRW at the  Johnson  Space  Center in Houston  and at TRW's  Space Park  Facility in
Redondo Beach, California.  While an engineer, Mr. Laming's work dealt primarily with  spacecraft  design.  Mr.  Laming also worked as a technology  analyst with
Waddell & Reed in Overland  Park,  Kansas.  Mr. Laming is a Senior Member of the
American Institute of Aeronautics and Astronautics and holds an MBA from Indiana
University,  a Master  of  Science  in  Aeronautics  and  Astronautics  from the
Massachusetts  Institute of Technology  and a Bachelor of Science,  with highest distinction, in Physics from the University of Kansas.

     Mr. James R. McBride is a co-founder  and Vice President of TrendStar and a
Portfolio  Manager for the Fund.  Mr.  McBride  works closely with Mr. Laming to provide day-to-day  investment management services for the Fund. Mr. McBride was also  previously  employed  by  Kornitzer  Capital  Management,  Inc.  as a Vice
President  and  research  analyst  from 2000 until he left to join  TrendStar in
August,  2003.  From 1997 to 2000, Mr. McBride was a Project  Manager working in the corporate finance organizations of Hewlett Packard and Agilent Technologies.
Mr. McBride earned a B.S. degree,  with honors,  in Mechanical  Engineering from
Wichita  State  University  in  1983  and an  M.B.A.  in  finance  from  Indiana
University  in 1989.  Mr.  McBride is also a graduate  of the  General  Electric
Manufacturing Management Program for Manufacturing Engineers in 1986.

     Messrs. Laming, McBride and Kyle R. Bubeck constitute all of the members of
TrendStar. Mr. Laming is the Managing Member of TrendStar.

     Quaker  Mid-Cap Value Fund.  GCM,  located at One First Avenue,  Suite 100,
Conshohocken,  PA  19428,  has  been  recommended  by the  Board to serve as the subadviser  to the Quaker  Mid-Cap Value Fund  following  the  expiration of the
Schneider Interim Subadvisory Agreement.

     GCM is registered as an investment adviser pursuant to the Advisers Act. As of  December  31,  2004,  GCM had  approximately  $170  million in assets  under management,  for clients that include  individuals,  pension and profit  sharing plans, corporations, and state and municipal governmental authorities.

     Anthony Soslow is President and Chief Investment Officer of GCM and will be the portfolio  manager of Quaker Mid-Cap Value Fund if the  shareholders  of the
Fund approve the New Subadvisory Agreement with GCM. Mr. Soslow founded the firm in 1997. Prior to founding GCM, Mr. Soslow was Director of Portfolio  Management
at RTE Asset Management

                                      -23-

from 1986 through 1997.  Mr.  Soslow  graduated  from the Wharton  School of the
University of Pennsylvania and is a chartered financial analyst.

     The  Existing  Subadviser  to the Quaker  Mid-Cap  Value  Fund,  Schneider,
initially had been approved by the  shareholders of the Fund on February 7, 2001 and the Previous  Subadvisory  Agreement  with  Schneider had been most recently approved by the Board on June 8, 2004.

     Quaker Small-Cap Value Fund. Aronson+Johnson+Ortiz,  LP ("AJO"), located at
230 South Broad Street, 20th Floor, Philadelphia, PA 19102, serves as subadviser to the Fund,  and has served as the Fund's  subadviser  since November 25, 1996.
The  Previous  Subadvisory  Agreement  with AJO was amended on May 9, 2002.  The
Board most recently approved a renewal of the Previous Subadvisory  Agreement at a Board meeting held on June 8, 2004. AJO, a Delaware limited  partnership,  was formerly Aronson+Partners,  and is registered as an investment adviser under the
Advisers Act. AJO currently serves as investment  adviser to over $15 billion in
assets.  AJO  has  been  rendering   investment  counsel  utilizing   investment
strategies  substantially  similar  to  that  of the  Small-Cap  Value  Fund  to individuals,  banks and thrift  institutions,  pension and profit sharing plans, trusts,  charitable  organizations and corporations since its inception in 1984.
AJO is managed by Theodore R. Aronson,  Managing Principal,  since its founding.
Mr. Aronson, Kevin Johnson and Martha Ortiz constitute the Managers of AJO.

     Messrs. Aronson,  Stefani Cranston,  Douglas D. Dixon, Paul Dodge, Kevin M.
Johgnson,  Gina Marie  Moore,  Martha E.  Ortiz,  Gregory J. Rogers and R. Brian
Wenzinger constitute all of the members of AJO.

     Quaker  Fixed Income  Fund.  Andres  Capital  Management,  LLC  ("Andres"),
located at 2701 Renaissance  Boulevard,  4th Floor,  King of Prussia,  PA 19406,
serves as subadviser to the Fund and has served as its  subadviser  since August
8, 2003,  following  the  approval  of the  Previous  Subadvisory  Agreement  by shareholders of Quaker Fixed Income Fund at a shareholders  meeting held on July
31, 2003. Andres is a registered  investment adviser under the Advisers Act, and specializes in fixed income  management.  As of December 31, 2004, Andres had in excess of $100 million in client assets under management.

     Mr.  Robert P. Andres is President,  CEO and Manager of Andres.  He is also the sole  director  of Andres.  Mr.  Andres also  presently  serves as the Chief
Investment  Officer  of 1838  Investment  Advisors,  LP,  which is a  registered investment adviser under the Advisers Act. He began his investment career in the
Municipal Bond Division of J.P.  Morgan.  Subsequently,  he held the position of
National Sales Manager  Municipal  Securities at both Kidder Peabody and Merrill
Lynch.  He spent 17 years at Merrill Lynch,  where from 1983 to 1987 he held the title of Vice  President  and Manager,  Secondary  Corporate  Bond  Trading.  In
addition,  he was named President of Merrill Lynch Mortgage Capital Corporation,
a position  he held until May,  1987.  He then  became a partner and Senior Vice
President of R.  Seelaus and  Company,  a regional  Municipal  Bond Dealer.  Mr.
Andres  resigned his position in February,  1989 to form  Martindale  Andres and
Godshalk and Company,  Inc., a Philadelphia based asset Management  Company.  He acted as the firm's Chief Operating  Officer and Chief Investment  Officer Fixed
Income.  In 1995, Mr. Andres and his partner sold the asset management  business to Keystone

                                      -24-

Financial. He continued to serve as Chief Operating Officer and Chief Investment
Officer Fixed Income for the surviving entity until October 2000.  Subsequently,
Mr. Andres became a partner and the Chief  Investment  Officer of the Swarthmore
Group, an investment  management  firm. He resigned that position to form Andres in 2002.

     Quaker Capital  Opportunities  Fund.  Knott Capital  Management  ("Knott"),
located at 1234 West Chester Pike, Suite 200, West Chester,  PA 19382, serves as subadviser to the Fund, and has served as its subadviser  since its formation in
May, 2002. The Board approved a renewal of the Previous Subadvisory Agreement at a Board  meeting  held on June 8,  2004.  Knott  is a  division  of CAK  Capital
Management Inc., which is entirely owned by Charles A. Knott.

     Knott was  established  in 1998 and is registered as an investment  adviser under the Advisers Act.  Knott  operates as an investment  advisory firm and has been rendering investment counsel, utilizing investment strategies substantially similar to that of the Fund, to  individuals,  pension and profit sharing plans, and trusts since 1998.

     Charles A. Knott is the founder,  Chairman and Chief Investment  Officer of
Knott. He is also lead portfolio manager for the Fund and has more than 35 years investment experience, including more than 20 years with bank trust departments.
In addition to holding the CIO position at several  large  institutions,  he has served as the Deputy  Banking  Commissioner  for the State of  Maryland.  He has
offered his testimony as an expert  witness before the Federal  Reserve  Banking
Committee,  as well as  appearing  on radio,  television  and in The Wall Street
Journal. Charles is a graduate of Loyola College in Baltimore, MD.

     J.  Michael  Barron  is Chief  Executive  Officer  of  Knott,  as well as a portfolio  manager for the Fund since  January of 2001.  Michael has 10 years of investment  industry  experience.  From 1998 to 2000,  he was  Director  of Real
Estate Securities for INVESCO overseeing the management of $1 billion dollars in client assets.  He has been a featured  speaker at many industry and association conferences. He is an active member of IMCA and NAREIT. Michael is a graduate of
Villanova University and a CFA candidate.

     Messrs. Knott and Barron constitute the entire board of directors of Knott.

     Quaker Biotech  Pharma-Healthcare  Fund.  Sectoral Asset  Management,  Inc.
("S.A.M."),  located at 1000  Sherbrooke  Street  West,  Suite  2120,  Montreal,
Quebec,  serves as  subadviser  to the Fund,  which was  approved by the initial shareholder  of the  Fund  and by the  Board  on  July  1,  2002.  The  Previous
Subadvisory  Agreement with S.A.M.  was approved by the Board at a Board meeting held on June 8, 2004. S.A.M. was established in October,  2000 and is registered as an  investment  adviser in the United  States under the Advisers  Act.  S.A.M currently  serves as investment  adviser to over $2.4 billion in assets.  S.A.M.
operates  as an  investment  advisory  firm  and has been  rendering  investment counsel,  utilizing investment  strategies  substantially similar to that of the
Fund, to individuals,  pension and profit sharing plans,  trusts,  estates,  and corporations  since 2000.  S.A.M. is 100% employee owned and operated.  S.A.M.'s majority  shareholders  are Messrs.  Jerome Pfund, CFA and Michael Sjostrom CFA.
Messrs.  Pfund,  Sjostrom,  Laurent  Chaix,  Frederic  Frank and Vihang  Errunza
constitute the entire board of directors of S.A.M.

                                      -25-

     Messrs.  Michael  Sjostrom,  CFA and  Jerome  Pfund,  CFA  head the team of investment  professionals who engage in the day-to-day  management of the Fund's portfolio.

     Michael Sjostrom,  CFA: Co-Founder,  Chief Investment Officer of S.A.M. Mr.
Sjostrom  was born in Denmark and raised in  Switzerland.  He  graduated in 1987 from the St. Gallen School of Economics, Law, Business and Public Administration
in Switzerland  with an M.B.A. in Finance and Economics.  He joined Pictet & Cie in 1993 as a pharmaceutical  analyst after working for two other Swiss banks. He has been the portfolio  manager of Pictet  Global Sector  Biotech Fund since its inception in 1994 and was head of the pharma  analyst team for Pictet & Cie from
1994  to  2000.  He is also  co-founder  of the  Swiss  Society  for  Investment
Professionals.

     Jerome Pfund,  CFA:  Co-Founder and Chief Executive  Officer of S.A.M.  Mr.
Pfund  was born and  raised in  Switzerland.  He  graduated  in 1987 from the St
Gallen School of Economics,  Law, Business and Public Administration with an MBA in  Banking.  He  joined  Pictet & Cie in 1989  and was  head of  pharmaceutical analysis in the bank's institutional asset management business.  From 1994 until
1997,  he acted as the  unit's  Chief  Investment  Officer.  In 1997 he moved to
Montreal,  Canada to assume the function of CEO of the North American operations of  Pictet & Cie.  In 1996,  he  co-founded  the  Swiss  Society  of  Investment
Professionals,  the  Swiss  local  society  of the  Association  for  Investment
Management and Research  (AIMR).  He was also a captain of a Special Forces unit of the Swiss Army until his departure from Switzerland. In October 2000, he left
Pictet & Cie and founded S.A.M. together with Michael Sjostrom.

     Fees. The rate of subadvisory  fees under the New Subadvisory  Agreement by the  Funds  would  be the  same as that  paid  under  the  Previous  Subadvisory
Agreement,  with the  exception  of the  subadvisory  fees to be paid by  Quaker
Capital  Opportunities Fund and the Quaker Small-Cap Value Fund. The annual rate of subadvisory  fees payable to the  Subadviser,  based on the average daily net
assets  of  such  Fund,  under  the  New  Subadvisory   Agreement  and  Previous
Subadvisory Agreement are as follows:

----------------------------- ------------------------------------- ------------------------------------
                              Previous Subadvisory Agreement Rate   New Subadvisory Agreement Rate of
              Name of Fund            of Subadvisory Fees                    Subadvisory Fees
----------------------------- ------------------------------------- ------------------------------------
Quaker Strategic Growth Fund  0.75%                                 0.75%
----------------------------- ------------------------------------- ------------------------------------
Quaker Core Equity Fund       0.75%                                 0.75%
----------------------------- ------------------------------------- ------------------------------------
Quaker Small-Cap Growth Fund  0.75%                                 0.75%
----------------------------- ------------------------------------- ------------------------------------
Quaker Capital Opportunities  Minimum Fee 0.3416%                   0.75%
Fund(1)                       Base Fee 0.75%
                              Maximum Fee 1.25%
------------------------------------------------------------------ ------------------------------------
Quaker Biotech Pharma-        0.95%                                 0.95%
Healthcare Fund
----------------------------- ------------------------------------- ------------------------------------
Quaker Small-Cap Trend Fund   On assets =/< $100 million 0.70%      On assets =/< $100 million 0.70%
                              On assets > $100 million 0.60%        On assets > $100 million 0.60%
----------------------------- ------------------------------------- ------------------------------------
Quaker Mid-Cap Value Fund     0.75%                                 0.75%
----------------------------- ------------------------------------- ------------------------------------
Quaker Small-Cap Value        Minimum Fee 0.30%
Fund(1)                       Base Fee 0.90%                        0.90%(2) (3)
                              Maximum Fee 1.50%
----------------------------- ------------------------------------- ------------------------------------

                                      -26-

----------------------------- ------------------------------------- ------------------------------------
Geewax Terker Core Value      0.75%(3)                              0.75%(4)
Fund
----------------------------- ------------------------------------- ------------------------------------
Quaker Fixed Income Fund      On assets =/< $100 million 0.35%      On assets =/< $100 million 0.35%
                              On assets > $100 million 0.30%        On assets > $100 million 0.30%
----------------------------- ------------------------------------- ------------------------------------

(1)  As a result  of an  internal  audit  undertaken  by the  Trust,  the  Trust recently determined that there had been overpayments made by Quaker Capital
     Opportunities  Fund and Quaker  Small-Cap  Value  Fund to their  respective subadvisers,  Knott and AJO, with respect to  subadvisory  fees.  The total amount of the  overpayment  was  $47,356  with  respect  to Quaker  Capital
     Opportunities Fund and $56,149 with respect to Quaker Small-Cap Value Fund, which  resulted  from  computational  errors  made  in the  calculation  of performance-based subadvisory fees for the periods 02/01/2002 to 08/31/2004 for Knott and 10/01/1999 to 06/30/2004 for AJO. Following the completion of its  internal  audit and  analysis by  management  of QFI,  QFI  management
     recommended   that  each  subadviser   reimburse  the  respective  Fund  it
     subadvises,  the  entire  amount  of the  overpayment  each had  originally received.  On February  10,  2005,  the Board of Trustees  (i) approved the recommendation  of  QFI  management  to  have  these  Existing  Subadvisers reimburse the respective Fund each subadvises;  and (ii) determined that it would be in the best  interests of each Fund and its  shareholders  to have the  reimbursed  funds  be  used to  directly  reimburse  those  individual shareholders who had been harmed by $100 or more, and to return the balance of the reimbursed  amounts to the respective Fund.  Finally,  both of these
     Existing Subadvisers have agreed to repay the Funds these overpayments on a dollar-for-dollar basis.

(2)  The subadviser to the Quaker  Small-Cap  Value Fund,  AJO, has  voluntarily agreed  to  charge  the Fund a  subadvisory  fee of 0.85% on the  first $25 million  of assets of the Fund and  0.80% on all  amounts  in excess of $25 million,  in accordance with AJO's "most favored nation" policy of charging the fund a  subadvisory  fee based upon a rate no  greater  than the lowest rate charged another AJO client with a similar investment objective. In the event that AJO no longer  provided  investment  advisory  services for that
     client,   the  subadvisory  fee  charged  the  Fund  would  revert  to  the contractual fee rate of 0.90% per annum.

(3)  AJO currently serves as the investment  adviser to AB Funds Trust Small Cap
     Equity Fund ("AB  Fund"),  which had assets of $153  million as of December
     31, 2004.  The  contractual  advisory fee charged by AJO to the AB Funds is
     0.90%; however, due to AJO's "most favored nation" policy, the advisory fee rate currently charged AB Fund by AJO is 0.85% on the first $25 million and
     0.80% on amounts in excess of $25 million.

(4)  Effective May 1, 2004, GTC has  voluntarily  agreed to waive its investment subadvisory fee of 0.75% with respect to the Geewax Terker Core Value Fund.
     GTC currently has no intention to terminate this arrangement;  however,  it may do so at any time in its sole discretion.

The following table describes the investment  subadvisory fees earned, fees paid and fees waived (if any) by the  respective  subadvisers  during the last fiscal year ended June 30, 2004:

-------------------------------- ------------------- --------------- ---------------
                                      Fees Earned      Fees Paid To  Fees Waived by
          Name of Fund              by Subadvisers      Subadvisers   Subadvisers
-------------------------------- ------------------- --------------- ---------------
Quaker Strategic Growth Fund        $2,175,232         $2,175,232          None
-------------------------------- ------------------- --------------- ---------------
Quaker Core Equity Fund                $88,200            $88,200          None
-------------------------------- ------------------- --------------- ---------------
Quaker Small-Cap Growth Fund           $19,340            $19,340          None
-------------------------------- ------------------- --------------- ---------------
Quaker Capital Opportunities
Fund (1)                              $116,382           $116,382          None
-------------------------------- ------------------- --------------- ---------------
Quaker Biotech Pharma-
Healthcare Fund                        $88,800            $88,800          None
-------------------------------- ------------------- --------------- ---------------
Quaker Small-Cap Trend Fund             $4,867             $4,867          None
-------------------------------- ------------------- --------------- ---------------
Quaker Mid-Cap Value Fund             $220,715           $220,715          None
-------------------------------- ------------------- --------------- ---------------
Quaker Small-Cap Value
Fund (2)                              $183,350           $183,350          None
-------------------------------- ------------------- --------------- ---------------
Geewax Terker Core Value Fund           $9,123             $7,406        $1,717
-------------------------------- ------------------- --------------- ---------------
Quaker Fixed Income Fund               $23,121            $23,121          None
-------------------------------- ------------------- --------------- ---------------

(1)  For the fiscal year ended June 30,  2004,  the  subadvisory  fees earned by
     Knott,  the  subadviser  to the  Fund,  would  have been  $117,058,  if the subadvisory fee structure proposed under the New Subadvisory Agreement

                                      -27-

     had been in effect.  This represents an increase of approximately 0.6% from the actual  subadvisory fees earned by Knott under the current  subadvisory fee structure with respect to the last fiscal year. However,  this does not imply that the Fund will actually pay higher subadvisory fees in the future under its New Subadvisory Agreement.

(2)  For the fiscal year ended June 30,  2004,  the  subadvisory  fees earned by
     AJO,  the  subadviser  to  the  Fund,  would  have  been  $351,294,  if the subadvisory fee structure proposed under the New Subadvisory  Agreement had been in effect.  This represents an increase of  approximately  91.60% from the actual subadvisory fees earned by AJO under the current subadvisory fee structure  with respect to the last fiscal year.  However,  the  comparison between the last fiscal year's  performance-based  subadvisory fee rate and the proposed fixed annual subadvisory fee rate may not be representative of the impact of the different  subadvisory fee structures.  For example,  the amount of subadvisory fees actually paid by the Fund during the last fiscal year was  significantly  lower  than what it might have been had the Fund's performance  exceeded the threshold for earning  performance  fees for each fiscal quater (i.e.  during the most recent  fiscal year,  the Fund did not outperform  its  benchmark  by the  margin  necessary  to  apply  a  higher subadvisory  fee  rate  in  two of  the  quarters,  even  though  the  Fund outperformed its respective benchmark during the fiscal year as a whole). A comparison of shareholder fees and annual operating  expenses of each class of shares of the Fund under the current subadvisory fee structure in effect and under the proposed new subadvisory fee structure,  as of June 30, 2004, expressed as a percentage of net assets ("Expense Ratios"), can be found at
     Exhibit D.

     Payment of Expenses.  Under the Previous Subadvisory  Agreement and the New
Subadvisory  Agreement,  each  subadviser  shall  provide,  at its own cost, all office  space,  facilities  and  equipment  necessary  for  the  conduct  of its subadvisory  services  on  behalf  of the Fund and  shall  pay all the  expenses incurred by it in connection with its activities  under the relevant  agreement, other than the costs of securities and other  investments  (including  brokerage commissions and other transaction charges) purchased or sold for each Fund.

     Brokerage.  Both the Previous Subadvisory Agreement and the New Subadvisory
Agreement,  subject to the primary  objective of obtaining  the best  execution, permits each  subadviser  to place orders either  directly  with the  respective issuers or with appropriate  brokers and dealers. In placing orders with brokers or dealers,  a subadviser will attempt to obtain the best net price and the most favorable  execution  of its  orders.  Consistent  with its  obligation,  when a subadviser  believes two or more brokers are  comparable in price and execution, the subadviser  may prefer:  (i) brokers who provide  research  advice and other services;  and (ii)  brokers  who are  affiliated  with the  Trust,  QFI  and/or subadviser;  provided  however,  that in no instance will portfolio  services be purchased or sold to a subadviser in principal  transactions.  However,  the New
Subadvisory Agreement unlike the Previous Subadvisory Agreement shall not permit the  subadvisers  to engage in  directed  brokerage,  which would  violate  Rule
12b-1(h) of the 1940 Act.

     Limitation of Liability.  The Previous Subadvisory  Agreement provides that the subadviser shall not be liable for any error in judgement, mistake of law or for any other loss  suffered  by the Trust or any Fund  except a loss  resulting from the subadviser's breach of its fiduciary duties with respect to the receipt of  compensation  for services or a loss  resulting  from  subadviser's  willful misfeasance,  bad  faith,  gross  negligence,  or a  reckless  disregard  of the performance  of  its  obligations  or  duties  under  that  agreement.  The  New
Subadvisory Agreement contains an identical provision.

     Continuance.  The Previous  Subadvisory  Agreement originally was in effect for a two year  period,  then for  successive  one year periods  thereafter.  If shareholders  of a Fund approve the New  Subadvisory  Agreement  with respect to that Fund, the New Subadvisory Agreement

                                      -28-

will  continue  for two years  from the date of its  execution,  unless  earlier terminated.  Both the Previous  Subadvisory  Agreement  and the New  Subadvisory
Agreement  may be  continued  with  respect  to  such  Fund  from  year  to year thereafter  by a majority  vote of the Board of the Trust or by the  affirmative vote of a majority of the outstanding  voting securities of that Fund,  provided that in either  case the  terms and the  renewal  is  approved  by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.

     Termination.  The Previous  Subadvisory  Agreement  provides that it may be terminated  with respect to a Fund at any time on 60 days' written notice to the other party,  without the payment of any  penalty,  by the Trust (by vote of the
Board of Trustees or by vote of a majority of the outstanding  voting securities of such Fund) or by QFI. The Previous  Subadvisory  Agreement also provided that it would immediately  terminate in the event of its assignment,  as that term is defined in the 1940 Act.

Proposal  3(a) - Factors the Trustees  considered  in Approving the Proposed New
Subadvisory Agreement between QFI and DGCM for Quaker Strategic Growth Fund

     The Board discussed the approval of the proposed New Subadvisory  Agreement between  QFI and DGCM,  with  respect to Quaker  Strategic  Growth  Fund,  at an in-person Board meeting held on February 10, 2005. The Independent Trustees also
discussed  the  approval  of  the  proposed  New   Subadvisory   Agreement  with
independent  counsel in a separate  session.  In  evaluating  the  proposed  New
Subadvisory Agreement, the Board requested and received information from QFI and
DGCM to assist in its deliberations.  Further, because Board approval of the New
Subadvisory  Agreement  with DGCM was made  necessary  at this time  solely as a result of the Change of Control and the technical  requirements of Section 15 of the 1940 Act, the Board gave substantial weight to its consideration made at the
June 8, 2004 Board meeting in renewing the Previous  Subadvisory  Agreement with
DGCM, when  considering  the approval of the proposed New Subadvisory  Agreement with DGCM.

     The  Board  also   considered   the   following   factors  in   determining
reasonableness  and fairness of the proposed New Subadvisory  Agreement  between
QFI and DGCM, with respect to Quaker Strategic Growth Fund:

o    The range of subadvisory  services provided by DGCM. The Board reviewed the services  to be  provided  by  DGCM  under  the  proposed  New  Subadvisory
     Agreement,  and noted  that,  if the  proposed  New  Subadvisory  Agreement between QFI and DGCM is approved by shareholders of Quaker Strategic Growth
     Fund,  the  level and type of  investment  subadvisory  services  under the proposed  New  Subadvisory  Agreement  would be identical to those DGCM had provided under its Previous Subadvisory Agreement. The Board also noted the strength of DGCM's compliance program and its ability to provide compliance oversight, as well as the financial strength of DGCM.

o    The performance  record of Quaker Strategic Growth Fund. The Board reviewed the performance  record of Quaker  Strategic Growth Fund and noted that the
     Fund  had  outperformed  its  respective  benchmark  index  for each of the one-year, three-

                                      -29-

     year,  five-year and  since-inception  periods  considered.  The Board also noted the favorable industry reviews the Fund and its portfolio manager had received  recently  in the print  media,  and  determined  that DGCM  would continue to provide a high level of subadvisory  services to the Fund under the proposed New Subadvisory Agreement.

o    Subadvisory  fees and expenses.  The Board gave  substantial  weight to the fact that the  subadvisory  fees charged by DGCM under the New  Subadvisory
     Agreement  is the same as that under the  Previous  Subadvisory  Agreement.
     Additionally,  the  Board  examined  the  expense  ratio  and the  level of subadvisory fees for the Fund and noted that the expense ratio for the Fund was minimally higher than the average peer group expense ratio. However, in considering the strong performance of the Fund for the periods  considered, the Board concluded that the Fund's subadvisory fees under the proposed New
     Subadvisory Agreement were fair and reasonable in light of the high quality of subadvisory  services that the portfolio  manager of DGCM would continue to provide under the proposed New Subadvisory Agreement.

     After considering the above factors,  the Board concluded that it is in the best interests of Quaker  Strategic  Growth Fund and its shareholders to approve the proposed New Subadvisory Agreement between QFI and DGCM for the Fund.

     The Board reached this  conclusion  after careful  discussion and analysis.
The Board believes that it has carefully and  thoroughly  examined the pertinent issues and  alternatives.  In  recommending  that you approve the  proposed  New
Subadvisory  Agreement  between  QFI and  DGCM  for the  Fund,  the  Independent
Trustees have taken the action which they believe to be in your best  interests.
In so doing,  they were advised by  independent  counsel as to the nature of the matters  to be  considered  and  the  standards  to be used  in  reaching  their decision.

     If approved by shareholders of Quaker  Strategic  Growth Fund, the proposed
New Subadvisory  Agreement is expected to become effective on or about April 18,
2005,  and  will  expire,  unless  renewed,  on the  second  anniversary  of the effective date.

The Board's Recommendation on Proposal 3(a)

     The Board, including the Independent Trustees,  unanimously recommends that you vote "FOR" this Proposal.

Proposal  3(b) - Factors the Trustees  considered  in Approving the Proposed New
Subadvisory Agreement between QFI and GTC for Quaker Core Equity Fund

     The Board discussed the approval of the proposed New Subadvisory  Agreement between QFI and GTC,  with respect to Quaker Core Equity  Fund,  at an in-person
Board meeting held on February 10, 2005. The Independent Trustees also discussed the approval of the proposed New Subadvisory  Agreement with independent counsel in a separate session. In evaluating the proposed New Subadvisory Agreement, the
Board  requested  and  received  information  from QFI and GTC to  assist in its deliberations. Further, because Board approval

                                      -30-

of the New Subadvisory Agreement with GTC was made necessary at this time solely as a result of the Change of Control and the technical  requirements  of Section
15 of the 1940 Act, the Board gave substantial  weight to its consideration made at the June 8, 2004 Board meeting in renewing the Previous Subadvisory Agreement with  GTC,  when  considering  the  approval  of the  proposed  New  Subadvisory
Agreement with GTC.

     The  Board  also   considered   the   following   factors  in   determining
reasonableness  and fairness of the proposed New Subadvisory  Agreement  between
QFI and GTC, with respect to Quaker Core Equity Fund:

o    The range of subadvisory  services  provided by GTC. The Board reviewed the services  to  be  provided  by  GTC  under  the  proposed  New  Subadvisory
     Agreement,  and noted  that,  if the  proposed  New  Subadvisory  Agreement between QFI and GTC is approved by shareholders of Quaker Core Equity Fund, the level and type of investment  subadvisory  services  under the proposed
     New  Subadvisory  Agreement  would be  identical  to those GTC had provided under its Previous Subadvisory Agreement. The Board also noted the strength
     of  GTC's  compliance   program  and  its  ability  to  provide  compliance
     oversight, as well as the financial strength of GTC.

o    The  performance  record of Quaker Core Equity Fund. The Board reviewed the performance  record of Quaker Core Equity Fund and noted that  although the
     Fund's  performance  lagged behind its respective  benchmark  index for the long-term  periods,  the Fund had recently  shown  stronger  performance by outperforming  its benchmark index for the one-year and three-year  periods considered.  Based on the recent strong  performance by the Fund, the Board determined  that GTC would  continue to provide a high level of subadvisory services to the Fund under the proposed New Subadvisory Agreement.

o    Subadvisory  fees and expenses.  The Board gave  substantial  weight to the fact that the  subadvisory  fees  charged by GTC under the New  Subadvisory
     Agreement  is the same as that under the  Previous  Subadvisory  Agreement.
     Additionally,  the  Board  examined  the  expense  ratio  and the  level of subadvisory  fees for the Fund and  concluded  that the Fund's  subadvisory fees under the proposed New Subadvisory  Agreement were fair and reasonable in light of the recent strong  performance of the Fund and the high quality of  subadvisory  services that the  portfolio  manager of GTC would provide under the proposed New Subadvisory Agreement.

     After considering the above factors,  the Board concluded that it is in the best  interests of Quaker Core Equity Fund and its  shareholders  to approve the proposed New Subadvisory Agreement between QFI and GTC for the Fund.

     The Board reached this  conclusion  after careful  discussion and analysis.
The Board believes that it has carefully and  thoroughly  examined the pertinent issues and  alternatives.  In  recommending  that you approve the  proposed  New
Subadvisory Agreement between QFI and GTC for the Fund, the Independent Trustees have taken the action  which they  believe to be in your best  interests.  In so doing, they were advised by independent  counsel as to the nature of the matters to be considered and the standards to be used in reaching their decision.

                                      -31-

     If approved by the  shareholders  of Quaker Core Equity Fund,  the proposed
New Subadvisory  Agreement is expected to become effective on or about April 18,
2005,  and  will  expire,  unless  renewed,  on the  second  anniversary  of the effective date.

The Board's Recommendation on Proposal 3(b)

     The Board, including the Independent Trustees,  unanimously recommends that you vote "FOR" this Proposal.

Proposal  3(c) - Factors the Trustees  considered  in Approving the Proposed New
Subadvisory Agreement between QFI and GTC for Quaker Small-Cap Growth Fund

     The Board discussed the approval of the proposed New Subadvisory  Agreement between  QFI and GTC,  with  respect  to Quaker  Small-Cap  Growth  Fund,  at an in-person Board meeting held on February 10, 2005. The Independent Trustees also
discussed  the  approval  of  the  proposed  New   Subadvisory   Agreement  with
independent  counsel in a separate  session.  In  evaluating  the  proposed  New
Subadvisory Agreement, the Board requested and received information from QFI and
GTC to assist in its deliberations.  Further,  because Board approval of the New
Subadvisory  Agreement  with GTC was made  necessary  at this  time  solely as a result of the Change of Control and the technical  requirements of Section 15 of the 1940 Act, the Board gave substantial weight to its consideration made at the
June 8, 2004 Board meeting in renewing the Previous  Subadvisory  Agreement with
GTC, when  considering  the approval of the proposed New  Subadvisory  Agreement with GTC.

     The  Board  also   considered   the   following   factors  in   determining
reasonableness  and fairness of the proposed New Subadvisory  Agreement  between
QFI and GTC, with respect to Quaker Small-Cap Growth Fund:

o    The range of subadvisory  services  provided by GTC. The Board reviewed the services  to  be  provided  by  GTC  under  the  proposed  New  Subadvisory
     Agreement,  and noted  that,  if the  proposed  New  Subadvisory  Agreement between QFI and GTC is approved by  shareholders  Quaker  Small-Cap  Growth
     Fund,  the  level and type of  investment  subadvisory  services  under the proposed  New  Subadvisory  Agreement  would be  identical to those GTC had provided under its Previous Subadvisory Agreement. The Board also noted the strength of GTC's compliance  program and its ability to provide compliance oversight, as well as the financial strength of GTC.

o    The performance  record of Quaker Small-Cap Growth Fund. The Board reviewed the  performance  record of Quaker  Small-Cap  Growth  Fund and noted  that although the Fund's  performance  lagged  behind its  respective  benchmark index for the  long-term  periods,  the Fund had  recently  shown  stronger performance  by  outperforming  its  benchmark  index for the past 12-month period considered.  Based on the recent strong performance by the Fund, the
     Board  determined  that GTC  would  continue  to  provide  a high  level of subadvisory  services  to the  Fund  under  the  proposed  New  Subadvisory
     Agreement.

                                      -32-

o    Subadvisory  fees and expenses.  The Board gave  substantial  weight to the fact that the  subadvisory  fees  charged by GTC under the New  Subadvisory
     Agreement  is the same as that under the  Previous  Subadvisory  Agreement.
     Additionally,  the  Board  examined  the  expense  ratio  and the  level of subadvisory  fees for the Fund and  concluded  that the Fund's  subadvisory fees under the proposed New Subadvisory  Agreement were fair and reasonable in light of the recent strong  performance of the Fund and the high quality of  subadvisory  services that the portfolio  managers of GTC would provide under the proposed New Subadvisory Agreement.

     After considering the above factors,  the Board concluded that it is in the best interests of Quaker  Small-Cap  Growth Fund and its shareholders to approve the proposed New Subadvisory Agreement between QFI and GTC for the Fund.

     The Board reached this  conclusion  after careful  discussion and analysis.
The Board believes that it has carefully and  thoroughly  examined the pertinent issues and  alternatives.  In  recommending  that you approve the  proposed  New
Subadvisory Agreement between QFI and GTC for the Fund, the Independent Trustees have taken the action  which they  believe to be in your best  interests.  In so doing, they were advised by independent  counsel as to the nature of the matters to be considered and the standards to be used in reaching their decision.

     If  approved by the  shareholders  of Quaker  Small-Cap  Growth  Fund,  the proposed New Subadvisory  Agreement is expected to become  effective on or about
April 18, 2005, and will expire,  unless renewed,  on the second  anniversary of the effective date.

The Board's Recommendation on Proposal 3(c)

     The Board, including the Independent Trustees,  unanimously recommends that you vote "FOR" this Proposal.

Proposal  3(d) - Factors the Trustees  considered  in Approving the Proposed New
Subadvisory Agreement between QFI and GTC for Geewax Terker Core Value Fund

     The Board discussed the approval of the proposed New Subadvisory  Agreement between  QFI and GTC,  with  respect to Geewax  Terker  Core Value  Fund,  at an in-person Board meeting held on February 10, 2005. The Independent Trustees also
discussed  the  approval  of  the  proposed  New   Subadvisory   Agreement  with
independent  counsel in a separate  session.  In  evaluating  the  proposed  New
Subadvisory Agreement, the Board requested and received information from QFI and
GTC to assist in its deliberations.  Further,  because Board approval of the New
Subadvisory  Agreement  with GTC was made  necessary  at this  time  solely as a result of the Change of Control and the technical  requirements of Section 15 of the 1940 Act, the Board gave substantial weight to its consideration made at the
June 8, 2004 Board meeting in renewing the Previous  Subadvisory  Agreement with
GTC, when  considering  the approval of the proposed New  Subadvisory  Agreement with GTC.

     The  Board  also   considered   the   following   factors  in   determining
reasonableness  and fairness of the proposed New Subadvisory  Agreement  between
QFI and GTC, with respect to Geewax Terker Core Value Fund:

                                      -33-

o    The range of subadvisory  services  provided by GTC. The Board reviewed the services  to  be  provided  by  GTC  under  the  proposed  New  Subadvisory
     Agreement,  and noted  that,  if the  proposed  New  Subadvisory  Agreement between QFI and GTC is approved by shareholders of Geewax Terker Core Value
     Fund,  the  level and type of  investment  subadvisory  services  under the proposed  New  Subadvisory  Agreement  would be  identical to those GTC had provided under its Previous Subadvisory Agreement. The Board also noted the strength of GTC's compliance  program and its ability to provide compliance oversight, as well as the financial strength of GTC.

o    The performance record of Geewax Terker Core Value Fund. The Board reviewed the performance  record of Geewax Terker Core Value Fund and noted that the
     Fund had outperformed  its respective  benchmark index for the one-year and since-inception periods considered.  Based on the strong performance by the
     Fund, the Board  determined that GTC would continue to provide a high level of  subadvisory  services to the Fund under the  proposed  New  Subadvisory
     Agreement.

o    Subadvisory  fees and expenses.  The Board gave  substantial  weight to the fact that the  subadvisory  fees  charged by GTC under the New  Subadvisory
     Agreement  is the same as that under the  Previous  Subadvisory  Agreement.
     Additionally,  the  Board  examined  the  expense  ratio  and the  level of subadvisory  fees for the Fund and  concluded  that the Fund's  subadvisory fees under the proposed New Subadvisory  Agreement were fair and reasonable in light of the  strong  performance  of the Fund and the high  quality  of subadvisory services that the portfolio managers of GTC would provide under the proposed New Subadvisory Agreement.

     After considering the above factors,  the Board concluded that it is in the best interests of Geewax Terker Core Value Fund and its  shareholders to approve the proposed New Subadvisory Agreement between QFI and GTC for the Fund.

     The Board reached this  conclusion  after careful  discussion and analysis.
The Board believes that it has carefully and  thoroughly  examined the pertinent issues and  alternatives.  In  recommending  that you approve the  proposed  New
Subadvisory Agreement between QFI and GTC for the Fund, the Independent Trustees have taken the action  which they  believe to be in your best  interests.  In so doing, they were advised by independent  counsel as to the nature of the matters to be considered and the standards to be used in reaching their decision.

     If  approved by the  shareholders  of Geewax  Terker  Core Value Fund,  the proposed New Subadvisory  Agreement is expected to become  effective on or about
April 18, 2005, and will expire,  unless renewed,  on the second  anniversary of the effective date.

The Board's Recommendation on Proposal 3(d)

     The Board, including the Independent Trustees,  unanimously recommends that you vote "FOR" this Proposal.

                                      -34-

Proposal  3(e) - Factors the Trustees  considered  in Approving the Proposed New
Subadvisory Agreement between QFI and TrendStar for Quaker Small-Cap Trend Fund

     The Board discussed the approval of the proposed New Subadvisory  Agreement between QFI and TrendStar,  with respect to Quaker  Small-Cap  Trend Fund, at an in-person Board meeting held on February 10, 2005. The Independent Trustees also
discussed  the  approval  of  the  proposed  New   Subadvisory   Agreement  with
independent  counsel in a separate  session.  In  evaluating  the  proposed  New
Subadvisory Agreement, the Board requested and received information from QFI and
TrendStar to assist in its deliberations. Further, because Board approval of the
New Subadvisory  Agreement with TrendStar was made necessary at this time solely as a result of the Change of Control and the technical  requirements  of Section
15 of the 1940 Act, the Board gave substantial  weight to its consideration made at the June 8, 2004 Board meeting in renewing the Previous Subadvisory Agreement with  TrendStar,  when  considering the approval of the proposed New Subadvisory
Agreement with TrendStar.

     The  Board  also   considered   the   following   factors  in   determining
reasonableness  and fairness of the proposed New Subadvisory  Agreement  between
QFI and TrendStar, with respect to Quaker Small-Cap Trend Fund:

o    The range of subadvisory services provided by TrendStar. The Board reviewed the services to be provided by TrendStar under the proposed New Subadvisory
     Agreement,  and noted  that,  if the  proposed  New  Subadvisory  Agreement between QFI and TrendStar is approved by shareholders  of Quaker  Small-Cap
     Trend Fund, the level and type of investment subadvisory services under the proposed New  Subadvisory  Agreement  would be identical to those TrendStar had provided under its Previous Subadvisory Agreement. The Board also noted
     the strength of TrendStar's  compliance  program and its ability to provide compliance oversight, as well as the financial strength of TrendStar.

o    The performance  record of Quaker  Small-Cap Trend Fund. The Board reviewed the performance  record of Quaker Small-Cap Trend Fund, which TrendStar had served as subadviser  since the Fund's  formation on February 17, 2004. The
     Board  noted  that  although  the  Fund's  performance  lagged  behind  its respective  benchmark index for the  since-inception  period,  the Fund had recently shown stronger  performance by performing  closer to its benchmark index in the last three-month period considered. In taking into account the fact that the Fund has been in  existence  for only a short period of time, as  well  as the  recent  improved  performance  by  the  Fund,  the  Board determined  that  TrendStar  would  be  able to  provide  a high  level  of subadvisory  services  to the  Fund  under  the  proposed  New  Subadvisory
     Agreement.

o    Subadvisory  fees and expenses.  The Board gave  substantial  weight to the fact  that  the  subadvisory  fees  charged  by  TrendStar  under  the  New
     Subadvisory  Agreement is the same as that under the  Previous  Subadvisory
     Agreement. Additionally, the Board examined the expense ratio and the level of subadvisory fees for the Fund and noted that the Fund's subadvisory fees charged by TrendStar  were lower than the  advisory  fees of a similar fund managed by TrendStar. The Board also noted

                                      -35-

     that the Fund had not  realized any  economies of scale on the  subadvisory fees due to the Fund's  small  asset  size.  The Board  concluded  that the
     Fund's  subadvisory fees under the proposed New Subadvisory  Agreement were fair and reasonable in light of the recent improved performance of the Fund and the high quality of subadvisory services that the portfolio managers of
     TrendStar would provide under the proposed New Subadvisory  Agreement.  The
     Board also noted  that as the asset  size of the Fund  increases,  the Fund will likely  benefit  from  economies  of scale which would result in lower expense ratios.

     After considering the above factors,  the Board concluded that it is in the best interests of Quaker  Small-Cap  Trend Fund and its  shareholders to approve the proposed New Subadvisory Agreement between QFI and TrendStar for the Fund.

     The Board reached this  conclusion  after careful  discussion and analysis.
The Board believes that it has carefully and  thoroughly  examined the pertinent issues and  alternatives.  In  recommending  that you approve the  proposed  New
Subadvisory  Agreement  between QFI and TrendStar for the Fund, the  Independent
Trustees have taken the action which they believe to be in your best  interests.
In so doing,  they were advised by  independent  counsel as to the nature of the matters  to be  considered  and  the  standards  to be used  in  reaching  their decision.

     If  approved  by the  shareholders  of Quaker  Small-Cap  Trend  Fund,  the proposed New Subadvisory  Agreement is expected to become  effective on or about
April 18, 2005, and will expire,  unless renewed,  on the second  anniversary of the effective date.

The Board's Recommendation on Proposal 3(e)

     The Board, including the Independent Trustees,  unanimously recommends that you vote "FOR" this Proposal.

Proposal  3(f) - Factors the Trustees  considered  in Approving the Proposed New
Subadvisory Agreement between QFI and GCM for Quaker Mid-Cap Value Fund

     Prior to learning of Schneider's  intended resignation as subadviser to the
Quaker Mid-Cap Value Fund,  management of QFI had considered  several  potential subadvisers to the Fund.  Management of QFI initially  proposed GCM to the Board as a prospective subadviser to the Quaker Mid-Cap Value Fund at a meeting of the
Board  held on  November  10,  2004,  at  which  the  principals  of GCM  made a presentation to the Board regarding their firm and its investment philosophy and investment  performance.  Subsequently,  the Board discussed the approval of the proposed New Subadvisory  Agreement  between QFI and GCM, with respect to Quaker
Mid-Cap Value Fund, at an in-person Board meeting held on February 10, 2005. The
Independent Trustees also discussed the approval of the proposed New Subadvisory
Agreement  with  independent  counsel in a separate  session.  In evaluating the proposed New Subadvisory Agreement, the Board requested and received information from QFI and GCM to assist in its deliberations.

                                      -36-

     The Board  considered the following  factors in determining  reasonableness and fairness of the proposed New Subadvisory Agreement between QFI and GCM, with respect to Quaker Mid-Cap Value Fund:

o    The range of subadvisory  services  provided by GCM. The Board reviewed the services  to  be  provided  by  GCM  under  the  proposed  New  Subadvisory
     Agreement,  and noted  that,  if the  proposed  New  Subadvisory  Agreement between  QFI and GCM is  approved  by  shareholders,  the level and type of
     investment   subadvisory   services  under  the  proposed  New  Subadvisory
     Agreement  would be  comparable  to those  currently  provided by Schneider under the Fund's Previous Subadvisory  Agreement with Schneider.  The Board also noted the  strength  of GCM's  compliance  program  and its ability to provide compliance oversight, as well as the financial strength of GCM.

o    The  performance  record  GCM  in  managing  wrap  and  separately  managed accounts. The Board reviewed the performance record of GCM in managing wrap and separately  managed client  accounts and noted that these funds managed by GCM had outperformed their respective  benchmark indices in 23 of the 26 calendar  quarters  considered.  In taking  into  account  the  performance history  of  other  client  accounts  managed  by GCM  that  use  the  same investment strategy, the Board determined that GCM would be able to provide a high level of  subadvisory  services to the Fund under the  proposed  New
     Subadvisory Agreement.

o    Subadvisory  fees and expenses.  The Board noted that the subadvisory  fees under the proposed New Subadvisory  Agreement with GCM would be the same as the  subadvisory  fees paid to  Schneider  under the  Previous  Subadvisory
     Agreement.  The  Board  also  noted  that the  subadvisory  fees  under the proposed  New  Subadvisory  Agreement  with GCM  would  be  lower  than the advisory fees paid by other client accounts  managed by GCM. In considering that the level and type of  investment  subadvisory  services that would be provided  by GCM under  the  proposed  New  Subadvisory  Agreement  will be comparable to the services provided by Schneider,  the Board concluded that the Fund's  subadvisory  fees under the proposed New Subadvisory  Agreement with GCM were fair and reasonable.

     After considering the above factors,  the Board concluded that it is in the best interests of Quaker Mid-Cap Value Fund and its  shareholders to approve the proposed New Subadvisory Agreement between QFI and GCM for the Fund.

     The Board reached this  conclusion  after careful  discussion and analysis.
The Board believes that it has carefully and  thoroughly  examined the pertinent issues and  alternatives.  In  recommending  that you approve the  proposed  New
Subadvisory Agreement between QFI and GCM for the Fund, the Independent Trustees have taken the action  which they  believe to be in your best  interests.  In so doing, they were advised by independent  counsel as to the nature of the matters to be considered and the standards to be used in reaching their decision.

                                      -37-

     If approved by the  shareholders of Quaker Mid-Cap Value Fund, the proposed
New Subadvisory  Agreement is expected to become effective on or about April 18,
2005,  and  will  expire,  unless  renewed,  on the  second  anniversary  of the effective date.

The Board's Recommendation on Proposal 3(f)

     The Board, including the Independent Trustees,  unanimously recommends that you vote "FOR" this Proposal.

Proposal  3(g) - Factors the Trustees  considered  in Approving the Proposed New
Subadvisory Agreement between QFI and AJO for Quaker Small-Cap Value Fund

     The Board discussed the approval of the proposed New Subadvisory  Agreement between  QFI and AJO,  with  respect  to  Quaker  Small-Cap  Value  Fund,  at an in-person Board meeting held on February 10, 2005. The Independent Trustees also
discussed  the  approval  of  the  proposed  New   Subadvisory   Agreement  with
independent  counsel in a separate  session.  In  evaluating  the  proposed  New
Subadvisory Agreement, the Board requested and received information from QFI and
AJO to assist in its deliberations.  Further,  because Board approval of the New
Subadvisory  Agreement  with AJO was made  necessary  at this  time  solely as a result of the Change of Control and the technical  requirements of Section 15 of the 1940 Act, the Board gave substantial weight to its consideration made at the
June 8, 2004 Board meeting in renewing the Previous  Subadvisory  Agreement with
AJO, when  considering  the approval of the proposed New  Subadvisory  Agreement with AJO.

     The  Board  also   considered   the   following   factors  in   determining
reasonableness  and fairness of the proposed New Subadvisory  Agreement  between
QFI and AJO, with respect to Quaker Small-Cap Value Fund:

o    The range of subadvisory  services  provided by AJO. The Board reviewed the services  to  be  provided  by  AJO  under  the  proposed  New  Subadvisory
     Agreement,  and noted  that,  if the  proposed  New  Subadvisory  Agreement between QFI and AJO is approved by shareholders  of Quaker  Small-Cap Value
     Fund,  the  level and type of  investment  subadvisory  services  under the proposed  New  Subadvisory  Agreement  would be  identical to those AJO had provided under its Previous Subadvisory Agreement. The Board also noted the ability of AJO's compliance  program to provide  compliance  oversight,  as well as the financial strength of AJO.

o    The performance  record of Quaker  Small-Cap Value Fund. The Board reviewed the  performance  record of Quaker  Small-Cap Value Fund and noted that the
     Fund  had  outperformed  its  respective  benchmark  index  for each of the one-year,  three-year,  five-year and  since-inception  periods considered.
     Based  on  the  strong  performance  of  the  Fund  over  all  the  periods considered,  the Board determined that AJO would continue to provide a high
     level  of  subadvisory   services  to  the  Fund  under  the  proposed  New
     Subadvisory Agreement.

o    Subadvisory  fees and  expenses.  The Board  noted that AJO had  previously requested QFI to modify the Previous  Subadvisory  Agreement by eliminating any

                                      -38-

     performance based fee component in determining the subadvisory fees paid to
     AJO. The 1940 Act requirement for the Board and shareholders of the Fund to approve a New Subadvisory  Agreement following a Change of Control provided an  opportunity  to consider such an  arrangement.  In connection  with the
     Board's  review  and  consideration  in  continuing  to  retain  AJO as the subadviser to the Fund, the Board considered an arrangement whereby the New
     Subadvisory  Agreement would provide for AJO to receive  compensation based on a fixed annual rate of the  subadvised  assets,  which would be equal to the "base fee" under the Previous  Subadvisory  Agreement with the Fund. In
     considering   AJO's  request,   the  Board  considered  that  the  proposed
     subadvisory fee structure would be simpler than the fee structure under the
     Previous  Subadvisory  Agreement.  The Board  determined  that the  overall subadvisory  fees and  expense  ratio for the Fund would be lower under the proposed New  Subadvisory  Agreement  than under the  Previous  Subadvisory
     Agreement so long as the Fund continues to show strong performance  results against its respective  benchmark index.  Although the Board noted that the
     Fund's expense ratio is slightly  higher than the expense ratio of its peer group average,  the Board concluded that the Fund's  subadvisory fees under the proposed New Subadvisory Agreement were fair and reasonable in light of the high quality of subadvisory services that the portfolio managers of AJO would continue to provide under the proposed New Subadvisory Agreement,  as evidenced by past strong performance results.

     After considering the above factors,  the Board concluded that it is in the best interests of Quaker  Small-Cap  Value Fund and its  shareholders to approve the proposed New Subadvisory Agreement between QFI and AJO for the Fund.

     The Board reached this  conclusion  after careful  discussion and analysis.
The Board believes that it has carefully and  thoroughly  examined the pertinent issues and  alternatives.  In  recommending  that you approve the  proposed  New
Subadvisory Agreement between QFI and AJO for the Fund, the Independent Trustees have taken the action  which they  believe to be in your best  interests.  In so doing, they were advised by independent  counsel as to the nature of the matters to be considered and the standards to be used in reaching their decision.

     If  approved  by the  shareholders  of Quaker  Small-Cap  Value  Fund,  the proposed New Subadvisory  Agreement is expected to become  effective on or about
April 18, 2005, and will expire,  unless renewed,  on the second  anniversary of the effective date.

The Board's Recommendation on Proposal 3(g)

     The Board, including the Independent Trustees,  unanimously recommends that you vote "FOR" this Proposal.

Proposal  3(h) - Factors the Trustees  considered  in Approving the Proposed New
Subadvisory Agreement between QFI and Andres for Quaker Fixed Income Fund

     The Board discussed the approval of the proposed New Subadvisory  Agreement between  QFI and  Andres,  with  respect  to Quaker  Fixed  Income  Fund,  at an in-person Board

                                      -39-

meeting held on February 10, 2005. The  Independent  Trustees also discussed the approval of the proposed New Subadvisory Agreement with independent counsel in a separate  session.  In evaluating the proposed New  Subadvisory  Agreement,  the
Board  requested and received  information  from QFI and Andres to assist in its deliberations.  Further, because Board approval of the New Subadvisory Agreement with Andres was made  necessary at this time solely as a result of the Change of
Control and the technical  requirements of Section 15 of the 1940 Act, the Board gave  substantial  weight to its  consideration  made at the June 8, 2004  Board meeting in  renewing  the  Previous  Subadvisory  Agreement  with  Andres,  when considering the approval of the proposed New Subadvisory Agreement with Andres.

     The  Board  also   considered   the   following   factors  in   determining
reasonableness  and fairness of the proposed New Subadvisory  Agreement  between
QFI and Andres, with respect to Quaker Fixed Income Fund:

o    The range of subadvisory  services  provided by Andres.  The Board reviewed the services to be provided by Andres  under the  proposed New  Subadvisory
     Agreement,  and noted  that,  if the  proposed  New  Subadvisory  Agreement between QFI and Andres is approved by  shareholders  of Quaker Fixed Income
     Fund,  the  level and type of  investment  subadvisory  services  under the proposed New  Subadvisory  Agreement would be identical to those Andres had provided under its Previous Subadvisory Agreement. The Board also noted the
     strength  of  Andres'   compliance  program  and  its  ability  to  provide
     compliance oversight, as well as Andres' financial condition.

o    The performance  record of Quaker Fixed Income Fund. The Board reviewed the performance  record of Quaker  Fixed  Income Fund and noted that the Fund's performance  lagged  behind  its  respective  benchmark  index  in both the long-term and short-term periods  considered.  The Board requested that QFI work  closely  with the Andres'  portfolio  manager in order to improve the performance of the Fund.

o    Subadvisory  fees and expenses.  The Board noted that the subadvisory  fees under the proposed New Subadvisory  Agreement with Andres would be the same as the subadvisory fees paid under the Previous Subadvisory Agreement.  The
     Board  concluded  that the Fund's  subadvisory  fees under the proposed New
     Subadvisory Agreement with Andres were fair and reasonable,  and noted that as the  asset  size of the Fund  increases,  the  Fund  will  benefit  from economies of scale which would  result in a lower  overall  expense  ratio, since the  Fund's  total  net  assets  are  small  and the  fixed  costs of operating the Fund are large relative to the assets of the Fund.

     After considering the above factors,  the Board concluded that it is in the best interests of Quaker Fixed Income Fund and its  shareholders  to approve the proposed New Subadvisory Agreement between QFI and Andres for the Fund.

     The Board reached this  conclusion  after careful  discussion and analysis.
The Board believes that it has carefully and  thoroughly  examined the pertinent issues and  alternatives.  In  recommending  that you approve the  proposed  New
Subadvisory  Agreement  between  QFI and  Andres for the Fund,  the  Independent
Trustees have taken the action which they believe to be

                                      -40-

in your best interests. In so doing, they were advised by independent counsel as to the nature of the matters to be  considered  and the  standards to be used in reaching their decision.

     If approved by  shareholders  of Quaker Fixed Income Fund, the proposed New
Subadvisory  Agreement  is  expected to become  effective  on or about April 18,
2005,  and  will  expire,  unless  renewed,  on the  second  anniversary  of the effective date.

The Board's Recommendation on Proposal 3(h)

     The Board, including the Independent Trustees,  unanimously recommends that you vote "FOR" this Proposal.

Proposal  3(i) - Factors the Trustees  considered  in Approving the Proposed New
Subadvisory  Agreement  between QFI and Knott for Quaker  Capital  Opportunities
Fund

     The Board discussed the approval of the proposed New Subadvisory  Agreement between QFI and Knott, with respect to Quaker Capital  Opportunities Fund, at an in-person Board meeting held on February 10, 2005. The Independent Trustees also
discussed  the  approval  of  the  proposed  New   Subadvisory   Agreement  with
independent  counsel in a separate  session.  In  evaluating  the  proposed  New
Subadvisory Agreement, the Board requested and received information from QFI and
Knott to assist in its deliberations. Further, because Board approval of the New
Subadvisory  Agreement  with Knott was made  necessary  at this time solely as a result of the Change of Control and the technical  requirements of Section 15 of the 1940 Act, the Board gave substantial weight to its consideration made at the
June 8, 2004 Board meeting in renewing the Previous  Subadvisory  Agreement with
Knott,  when considering the approval of the proposed New Subadvisory  Agreement with Knott.

     The  Board  also   considered   the   following   factors  in   determining
reasonableness  and fairness of the proposed New Subadvisory  Agreement  between
QFI and Knott, with respect to Quaker Capital Opportunities Fund:

o    The range of subadvisory services provided by Knott. The Board reviewed the services  to be  provided  by Knott  under  the  proposed  New  Subadvisory
     Agreement,  and noted  that,  if the  proposed  New  Subadvisory  Agreement between QFI and Knott is approved by shareholders if Capital  Opportunities
     Fund,  the  level and type of  investment  subadvisory  services  under the proposed New  Subadvisory  Agreement  would be identical to those Knott had provided  under its Previous  Subadvisory  Agreement.  The Board also noted
     Knott's  ability to have a strong  compliance  program  and its  ability to provide compliance oversight, as well as the financial strength of Knott.

o    The  performance  record of Quaker  Capital  Opportunities  Fund. The Board reviewed the performance  record of Quaker Capital  Opportunities  Fund and noted that the Fund had  outperformed  its respective  benchmark  index for each of the one-year,  three-year and  since-inception  periods considered.
     Based  on  the  strong  performance  of  the  Fund  over  all  the  periods considered, the Board determined that

                                      -41-

     Knott would continue to provide a high level of subadvisory services to the
     Fund under the proposed New Subadvisory Agreement.

o    Subadvisory  fees and expenses.  The Board noted that Knott had  previously requested QFI to modify the Previous  Subadvisory  Agreement by eliminating any performance  based fee component in determining  the  subadvisory  fees paid to Knott.  The 1940 Act requirement for the Board and  shareholders of the Fund to  approve  a New  Subadvisory  Agreement  following  a Change of
     Control  provided  an  opportunity  to  consider  such an  arrangement.  In connection  with the Board's  review and  consideration  in  continuing  to retain  Knott as the  subadviser  to the  Fund,  the  Board  considered  an arrangement  whereby the New Subadvisory  Agreement would provide for Knott to receive  compensation  based on a fixed  annual  rate of the  subadvised assets,  which  would  be  equal  to the  "base  fee"  under  the  Previous
     Subadvisory  Agreement with the Fund. In considering  Knott's request,  the
     Board  considered  that the proposed  subadvisory  fee  structure  would be simpler than the fee structure  under the Previous  Subadvisory  Agreement.
     The Board  determined that the overall  subadvisory  fees and expense ratio for the Fund would be lower under the  proposed New  Subadvisory  Agreement than under the Previous  Subadvisory  Agreement,  if the Fund  continues to show strong performance results against its respective benchmark index. The
     Board  concluded  that the Fund's  subadvisory  fees under the proposed New
     Subadvisory Agreement were fair and reasonable in light of the high quality of subadvisory  services that the portfolio managers of Knott would provide under the proposed New Subadvisory  Agreement,  as evidenced by past strong performance results.

     After considering the above factors,  the Board concluded that it is in the best  interests of Quaker Capital  Opportunities  Fund and its  shareholders  to approve the proposed  New  Subadvisory  Agreement  between QFI and Knott for the
Fund.

     The Board reached this  conclusion  after careful  discussion and analysis.
The Board believes that it has carefully and  thoroughly  examined the pertinent issues and  alternatives.  In  recommending  that you approve the  proposed  New
Subadvisory  Agreement  between  QFI and  Knott for the  Fund,  the  Independent
Trustees have taken the action which they believe to be in your best  interests.
In so doing,  they were advised by  independent  counsel as to the nature of the matters  to be  considered  and  the  standards  to be used  in  reaching  their decision.

     If approved by  shareholders  of Quaker  Capital  Opportunities  Fund,  the proposed New Subadvisory  Agreement is expected to become  effective on or about
April 18, 2005, and will expire,  unless renewed,  on the second  anniversary of the effective date.

The Board's Recommendation on Proposal 3(i)

     The Board, including the Independent Trustees,  unanimously recommends that you vote "FOR" this Proposal.

                                      -42-

Proposal  3(j) - Factors the Trustees  considered  in Approving the Proposed New
Subadvisory    Agreement   between   QFI   and   S.A.M.   for   Quaker   Biotech
Pharma-Healthcare Fund

     The Board discussed the approval of the proposed New Subadvisory  Agreement between QFI and S.A.M., with respect to Quaker Biotech  Pharma-Healthcare  Fund, at an  in-person  Board  meeting  held on February  10,  2005.  The  Independent
Trustees also discussed the approval of the proposed New  Subadvisory  Agreement with independent  counsel in a separate session.  In evaluating the proposed New
Subadvisory Agreement, the Board requested and received information from QFI and
S.A.M. to assist in its  deliberations.  Further,  because Board approval of the
New Subadvisory  Agreement with S.A.M. was made necessary at this time solely as a result of the Change of Control and the technical  requirements  of Section 15 of the 1940 Act, the Board gave substantial  weight to its consideration made at the June 8, 2004 Board  meeting in renewing the Previous  Subadvisory  Agreement with S.A.M.,  when  considering  the  approval of the  proposed New  Subadvisory
Agreement with S.A.M.

     The  Board  also   considered   the   following   factors  in   determining
reasonableness  and fairness of the proposed New Subadvisory  Agreement  between
QFI and S.A.M., with respect to Quaker Biotech Pharma-Healthcare Fund:

o    The range of subadvisory services provided by S.A.M. The Board reviewed the services  to be  provided  by S.A.M.  under the  proposed  New  Subadvisory
     Agreement,  and noted  that,  if the  proposed  New  Subadvisory  Agreement between  QFI and S.A.M.  is  approved  by  shareholders  of Quaker  Biotech
     Pharma-Healthcare  Fund,  the  level  and  type of  investment  subadvisory services under the proposed New Subadvisory Agreement would be identical to those S.A.M.  had provided under its Previous  Subadvisory  Agreement.  The
     Board  also noted the  strength  of  S.A.M.'s  compliance  program  and its ability to provide compliance oversight,  as well as the financial strength of S.A.M.

o    The performance record of Quaker Biotech  Pharma-Healthcare Fund. The Board reviewed the performance  record of Quaker Biotech  Pharma-Healthcare  Fund and noted that although the Fund's performance lagged behind its respective benchmark  index for the  long-term  periods,  the Fund had recently  shown stronger  performance  by  outperforming  its benchmark  index for the past
     12-month period  considered.  Based on the recent strong performance by the
     Fund,  the Board  determined  that S.A.M.  would continue to provide a high
     level  of  subadvisory   services  to  the  Fund  under  the  proposed  New
     Subadvisory Agreement.

o    Subadvisory  fees and expenses.  The Board gave  substantial  weight to the fact that the subadvisory fees charged by S.A.M.  under the New Subadvisory
     Agreement  is the same as that under the  Previous  Subadvisory  Agreement.
     Additionally,  the  Board  examined  the  expense  ratio  and the  level of subadvisory  fees for the Fund and  concluded  that the Fund's  subadvisory fees under the proposed New Subadvisory  Agreement were fair and reasonable in light of the recent strong  performance of the Fund and the high quality of  subadvisory  services  that the  portfolio  managers  of  S.A.M.  would continue to provide under the proposed New Subadvisory Agreement.

                                      -43-

     After considering the above factors,  the Board concluded that it is in the best interests of Quaker Biotech  Pharma-Healthcare Fund and its shareholders to approve the proposed New Subadvisory  Agreement  between QFI and S.A.M.  for the
Fund.

     The Board reached this  conclusion  after careful  discussion and analysis.
The Board believes that it has carefully and  thoroughly  examined the pertinent issues and  alternatives.  In  recommending  that you approve the  proposed  New
Subadvisory  Agreement  between  QFI and S.A.M.  for the Fund,  the  Independent
Trustees have taken the action which they believe to be in your best  interests.
In so doing,  they were advised by  independent  counsel as to the nature of the matters  to be  considered  and  the  standards  to be used  in  reaching  their decision.

     If approved by the shareholders of Quaker Biotech  Pharma-Healthcare  Fund, the proposed  New  Subadvisory  Agreement is expected to become  effective on or about April 18, 2005, and will expire, unless renewed, on the second anniversary of the effective date.

The Board's Recommendation on Proposal 3(j)

     The Board, including the Independent Trustees,  unanimously recommends that you vote "FOR" this Proposal.

What  Happens  if  Shareholders  of a  Fund  do not  Approve  its  Proposed  New
Subadvisory Agreement?

     If  shareholders  of a Fund do not approve  the  proposed  New  Subadvisory
Agreement with respect to that Fund, the New  Subadvisory  Agreement will not go into effect and the Board will  consider  what  appropriate  action to take with respect to the investment subadvisory arrangement for that Fund.

What Vote is Required to Approve Each of Proposals 3(a) to 3(j)?

     Provided that a quorum is present, the approval by each Fund of each of the proposed New Subadvisory  Agreement  requires the affirmative  vote of: (i) more than 50% of the outstanding  voting  securities of the respective  Fund; or (ii)
67% or more of the  voting  securities  of the  respective  Fund  present at the
Meeting,  if the holders of more than 50% of the respective  Fund's  outstanding voting securities are present or represented by proxy; whichever is less.

                        THE BOARD UNANIMOUSLY RECOMMENDS
                       YOU VOTE "FOR" FOR YOUR RESPECTIVE
                       PROPOSED NEW SUBADVISORY AGREEMENT
                         WITH THE RESPECTIVE SUBADVISER.

                                      -44-

PROPOSAL 4: TO RATIFY AND APPROVE THE INTERIM SUBADVISORY AGREEMENT BY AND AMONG
THE TRUST, QFI AND SCHNEIDER WITH RESPECT TO THE QUAKER MID-CAP VALUE FUND

Introduction

     At the February  10, 2005 Board  meeting,  the Board also  approved the GCM
Subadvisory  Agreement  between QFI and GCM with  respect to the Quaker  Mid-Cap
Value Fund. The GCM Subadvisory  Agreement is identical in all material respects to the Previous Subadvisory Agreement between Schneider,  QFI and the Trust with respect to the Quaker Mid-Cap Value Fund, including the rate of subadvisory fee, except  for its  effective  and  termination  dates  and the  fact  that the GCM
Subadvisory  Agreement is only between GCM and QFI, and the Trust is not a party to that agreement. Specifically, as with each of the New Subadvisory Agreements, the GCM Subadvisory  Agreement  provides for it to become  effective on the date the shareholders of this Fund approve the GCM Subadvisory Agreement.

Information Regarding Schneider

     Schneider,  located at 460 East Swedesford Road, Wayne, PA 19087, currently serves as subadviser to Quaker Mid-Cap Value Fund.  Schneider was established as a 100%  employee-owned  investment advisory firm in 1996 and is registered as an investment adviser under the Advisers Act.

     Arnold C. Schneider is Chief Investment  Officer and principal of the firm, and serves as Portfolio  Manager to the Fund. Mr. Schneider founded the firm and has a total  of  nineteen  years of  investment  experience.  Prior to  founding
Schneider,  Mr.  Schneider  was a  senior  vice  president  and  partner  of the
Wellington  Management Company.  Mr. Schneider began his career at Wellington as an analyst in 1983 and assumed  portfolio  management  responsibility as head of the value team in 1987. Mr. Schneider received a BS in finance from the McIntire
School of Commerce of the  University of Virginia and is a past president of the
Financial Analysts of Philadelphia.

Comparison of the Previous  Subadvisory  Agreement with respect to Schneider and the Schneider Interim Subadvisory Agreement

     Fees.  Under the  Schneider  Interim  Subadvisory  Agreement,  attached  as
Exhibit E to this Proxy  Statement,  the subadvisory fee payable to Schneider is equal to an annual rate of 0.75% of the average net assets of the Quaker Mid-Cap
Value  Fund,  which is  identical  to the  subadvisory  fee under  the  Previous
Subadvisory  Agreement with respect to the Quaker Mid-Cap Value Fund  ("Previous
Mid-Cap Subadvisory Agreement").

     Payment of  Expenses.  As was true under the Previous  Mid-Cap  Subadvisory
Agreement,  under the  Schneider  Interim  Subadvisory  Agreement,  Schneider is
required to provide, at its own cost, all office space, facilities and equipment necessary for the conduct of its subadvisory  services on behalf of the Fund and shall pay all the  expenses  incurred by it in  connection  with its  activities under the relevant agreement, other than the costs of securities

                                      -45-

and other  investments  (including  brokerage  commissions and other transaction charges) purchased or sold for each Fund.

     Brokerage.  Under  the  Previous  Mid-Cap  Subadvisory  Agreement  and  the
Schneider  Interim  Subadvisory  Agreement,  subject to the primary objective of obtaining  the best  execution,  Schneider  has authority to place orders either directly with the respective issuers or with appropriate brokers and dealers. In placing  orders  with  brokers or dealers,  Schneider  is required to attempt to obtain  the best net  price  and the most  favorable  execution  of its  orders.
Consistent with its obligation,  when Schneider believes two or more brokers are comparable  in price and  execution,  it may  prefer:  (i)  brokers  who provide research advice and other services, and (ii) brokers who are affiliated with the
Trust,  QFI  and/or  Schneider;  provided  however,  that  in no  instance  will portfolio services be purchased or sold to Schneider in principal  transactions.
However, the Schneider Interim Subadvisory Agreement unlike the Previous Mid-Cap
Subadvisory   Agreement  shall  not  permit  Schneider  to  engage  in  directed brokerage, which would violate Rule 12b-1(h) of the 1940 Act.

     Limitation  of  Liability.  The Previous  Schneider  Subadvisory  Agreement
provided  Schneider  would not be liable for any error in judgement,  mistake of law or for any  other  loss  suffered  by the  Trust or any  Fund  except a loss resulting from the breach of its fiduciary duties with respect to the receipt of compensation for services or a loss resulting from its willful misfeasance,  bad faith,  gross  negligence,  or a reckless  disregard of the  performance  of its obligations or duties under that agreement.  The Schneider  Interim  Subadvisory
Agreement contains an identical provision.

     Continuance.  The Previous  Subadvisory  Agreement originally was in effect for a two year  period,  then for  successive  one year periods  therafter.  The
Schneider Interim  Subadvisory  Agreement is in effect only until the earlier of the following two dates:

     (a)  the date when both of the following agreements have become effective:

          (i)  a new investment  advisory agreement by and between the Trust and
               QFI executed by each of such parties,  whose effective date is on or after the date of approval of such  agreement by the vote of a majority  of the  outstanding  voting  securities  of the  Quaker
               Mid-Cap Value Fund (as defined in the 1940 Act); and

          (ii) a new investment subadvisory agreement by and between QFI and GCM for Quaker  Mid-Cap  Value Fund,  whose  effective  date is on or after the date of  approval  of such  agreement  by the vote of a majority of the  outstanding  voting  securities  of the Fund (as defined in the 1940 Act)

     (b)  the end of the 150 day period that commenced with the execution of the
          Schneider Interim Subadvisory Agreement on January 15, 2005.

     Termination.  The Previous  Subadvisory  Agreement  provides that it may be terminated  with respect to a Fund at any time on 60 days' written notice to the other party,  without the payment of any  penalty,  by the Trust (by vote of the
Board of Trustees or by vote of a majority of the outstanding  voting securities of such Fund) or by QFI. The Previous Subadvisory

                                      -46-

Agreement also provided that it would immediately  terminate in the event of its assignment,  as that term is  defined  in the 1940 Act.  The  Schneider  Interim
Subadvisory Agreement permits that agreement to be terminated at any time by the
Board of  Trustees  of the Trust or the vote of a  majority  of the  outstanding voting  securities of the Fund at any time,  without the payment of any penalty, on not more than ten (10) calendar days' written notice to QFI and Schneider, or by QFI or Schneider upon thirty (30) days' written  notice,  without the payment of any penalty.

What Vote is Required to Ratify and Approve Proposal 4?

     Provided  that a quorum is present,  the  ratification  and approval of the
Schneider Interim Subadvisory  Agreement by shareholders of Quaker Mid-Cap Value
Fund  requires  the  affirmative  vote of: (i) more than 50% of the  outstanding voting  securities of the Fund; or (ii) 67% or more of the voting  securities of the Fund present at the  Meeting,  if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy;  whichever is less.

                  THE BOARD UNIMOUSLY RECOMMENDS YOU VOTE "FOR"
       THE RATIFICATION AND APPROVAL OF THE INTERIM SUBADVISORY AGREEMENT
                   WITH SCHNEIDER CAPITAL MANAGEMENT COMPANY

PROPOSAL 5:  TO APPROVE A MANAGER OF MANAGERS STRUCTURE

Why Am I Being Asked To Vote On this Proposal?

     The Manager of Managers  Structure (as defined below) is intended to enable the  Funds  to  operate  with  greater  efficiency  by  allowing  QFI to  employ subadvisers best suited to the needs of the Funds without  incurring the expense and delays  associated  with  obtaining  shareholder  approval of subadvisers or subadvisory  agreements.  Ordinarily,  federal law  requires  shareholders  of a mutual fund to approve a new  subadvisory  agreement  among a mutual  fund,  its investment manager and a subadviser before such subadvisory agreement may become effective.  Specifically,  Section 15 of the 1940 Act makes it unlawful  for any person to act as an investment  adviser  (including as a subadviser) to a mutual fund,  except  pursuant  to  a  written  contract  that  has  been  approved  by shareholders.  Section 15 also requires that an  investment  advisory  agreement
(including a subadvisory agreement) provide that it will terminate automatically upon its  "assignment,"  which,  under  the 1940  Act,  generally  includes  the transfer  of an  advisory  agreement  itself or the  transfer  of control of the investment adviser through the transfer of a controlling block of the investment adviser's outstanding voting securities.

     To comply with  Section 15 of the 1940 Act, a Fund must obtain  shareholder approval of a subadvisory  agreement in order to employ one or more subadvisers, replace an existing  subadviser,  materially  change the terms of a  subadvisory agreement,  or  continue  the  employment  of an existing  subadviser  when that subadviser's subadvisory agreement terminates because of an "assignment."

                                      -47-

     Prior to the Change of  Control,  QFI,  subject to the  supervision  of the
Board and approval of shareholders, served as each Fund's investment manager. As such, QFI has been responsible  for, among other things,  managing the assets of each Fund and making decisions with respect to purchases and sales of securities on behalf of the Funds. QFI was permitted under the Previous Advisory Agreement, at its own  expense,  to select and  contract  with one or more  subadvisers  to perform  some or all of the  services  for a Fund for which  QFI is  responsible under  such  Agreement.1  If  QFI  delegates  investment  advisory  duties  to a subadviser,  QFI will remain  responsible for all advisory services furnished by the subadviser.  Currently,  as a result of the Change of Control,  the Previous
Advisory  Agreement  and  each  of  the  Previous  Subadvisory  Agreements  were automatically terminated in accordance with the 1940 Act before QFI may engage a subadviser  for a Fund,  shareholders  of that Fund must  approve  the  proposed agreement with such subadviser  under the 1940 Act.  Assuming that Proposal 2 is approved by the  shareholders  of the funds,  QFI will  continue to serve as the
Funds' investment manager.

     The proposed "manager of managers" structure, however, would permit QFI, as the Funds' investment  manager, to appoint and replace  subadvisers,  enter into subadvisory agreements, and amend and terminate subadvisory agreements on behalf of a Fund without  shareholder  approval (the "Manager of Managers  Structure").
The  employment  of the  Manager  of  Managers  Structure  on  behalf of a Fund, however,  is  contingent  upon  either  (i) the  Trust's  and QFI's  receipt  of exemptive  relief  from  the  SEC,  or (ii)  the  adoption  of a rule by the SEC authorizing the employment of a Manager of Managers Structure. In either case, a
Fund must obtain  shareholder  approval  before it may  implement the Manager of
Managers Structure. Because a meeting of shareholders is needed to approve a new investment advisory agreement and new subadvisory  agreements as a result of the
Change in Control and to vote on other  matters,  the Board  determined  to seek shareholder  approval  of the Manager of  Managers  Structure  at the Meeting in
order to avoid additional  meeting and proxy  solicitation  costs in the future.
There can be no assurance  that  exemptive  relief will be granted by the SEC or that a rule  authorizing the employment of a Manager of Managers  structure will be adopted by the SEC.

     Adoption and use by a Fund of the Manager of Managers  Structure would only enable QFI to hire and replace a subadviser (or  materially  amend a subadvisory agreement) without shareholder approval. The Manager of Managers Structure would not:  (i)  permit  investment  management  fees  paid by a Fund to be  increased without shareholder approval;  or (ii) change QFI's  responsibilities to a Fund, including  QFI's  responsibility  for  all  advisory  services  furnished  by  a subadviser.

--------

/1/  Prior to the Change of Control,  QFI had engaged the  following  investment advisory firms to serve as subadvisers:
     (1)  DGCM with respect to the Quaker Strategic Growth Fund;
     (2)  GTC with  respect to the Quaker Core  Equity  Fund,  Quaker  Small-Cap
          Growth Fund and Geewax Terker Core Value Fund;
     (3)  Trend Star with respect to the Quaker Small-Cap Trend Fund;
     (4)  Schneider with respect to the Quaker Mid-Cap Value Fund;
     (5)  AJO with respect to the Quaker Small-Cap Value Fund;
     (6)  Andres with respect to the Quaker Fixed Income Fund;
     (7)  Knott with respect to the Quaker Capital Opportunities Fund; and
     (8)  S.A.M. with respect to the Quaker Biotech Pharma-Healthcare Fund.

                                      -48-

     At its  January 14 Board  Meeting,  the Board,  including a majority of the
Independent  Trustees,   approved  the  adoption  of  the  Manager  of  Managers
Structure,  subject to  shareholder  approval and action by the SEC as described above. As noted above,  the Manager of Managers  Structure is intended to enable the Funds to operate with greater  efficiency and without  incurring the expense and delays  associated  with  obtaining  shareholder  approval of subadvisers or subadvisory agreements. (For example, had the Manager of Managers structure been approved by the  shareholders and an exemptive order been issued by the SEC, the
Trust would not be required to seek approval to replace  Schneider as subadviser to the Quaker  Mid-Cap  Value  Fund.  While QFI and the Board do not  anticipate using the Manager of Managers  Structure  shortly after receipt of necessary SEC approval (by order or rule) by hiring one or more subadvisers to manage all or a portion of a Fund's  portfolio,  QFI and the Board do intend to make use of such structure  in the future in the event they  believe  that doing so would  likely enhance Fund  performance by introducing a different  investment style or focus.
The Board has determined to seek shareholder approval of the Manager of Managers
Structure in connection  with the Meeting,  which was  otherwise  required to be held, to avoid additional meeting and proxy solicitation costs in the future.

     The Board believes that the employment of the Manager of Managers Structure will:  (1) enable the Board to act more  quickly and with less expense to a Fund in order to  appoint  an  initial  or a new  subadviser  when QFI and the  Board believe  that such  appointment  would be in the best  interests  of that Fund's shareholders; and (2) help the Funds to enhance performance by permitting QFI to allocate and reallocate a Fund's assets among one or more  subadvisers  when QFI and the Board  believe  that it would be in the best  interests  of that  Fund's shareholders--for  example,  to engage a subadviser with a different  investment style if deemed appropriate by QFI and the Board.

     Based on the above, the Board is hereby soliciting  shareholder approval of the adoption of the Manager of Managers Structure with respect to each Fund.

How Does This Proposal Affect My Right To Vote on Subadvisory Agreements?

     If  Proposal 5 is  approved by the  shareholders  of each Fund,  QFI in the future would be permitted to appoint and replace  subadvisers  for a Fund and to enter into,  and approve  amendments  to  subadvisory  agreements  without first obtaining  shareholder  approval.  The  adoption  of  the  Manager  of  Managers
Structure  is  contingent  upon the receipt by the Trust and QFI of an exemptive order from the SEC and/or the adoption of a rule by the SEC  authorizing the use of a Manager of Managers Structure, at which time the New Advisory Agreement and the New Subadvisory  Agreements may be amended as required by the conditions set forth in the exemptive order or the SEC rule authorizing the use of a Manager of
Managers  Structure,  as  applicable.  In all  cases,  however,  (i) the  Board, including a majority of the  Independent  Trustees,  must approve new or amended subadvisory agreements;  (ii) shareholder approval would not be necessary; (iii)
QFI's responsibilities to a Fund would remain unchanged; and (iv) there would be no  increase  in  investment  management  fees  paid by a Fund  without  further shareholder approval.  Until receipt of exemptive relief from the SEC and/or the adoption of an

                                      -49-

SEC rule authorizing the use of a Manager of Managers  Structure,  QFI will only enter into new or amended subadvisory  agreements with shareholder  approval, to the extent required by law.

     Subadvisory  agreements  with  subadvisers  that  are  affiliated  with QFI
("Affiliated  Subadvisers"),  if any,  generally  would  remain  subject  to the shareholder approval  requirement.  The Trust and QFI may in the future seek SEC exemptive relief, or rely on any further SEC rule or interpretation, which would permit QFI to enter into new or materially  modify  subadvisory  agreements with
Affiliated Subadvisers without shareholder approval.  Therefore,  under Proposal
5, we are  seeking  shareholder  approval  to  apply  the  Manager  of  Managers
Structure to Affiliated Subadvisers, subject to necessary regulatory relief.

     If Proposal 5 is not approved by a Fund's shareholders, then QFI would only enter into new or amended  subadvisory  agreements  with  shareholder  approval, causing delay and expense in making a change deemed  beneficial to that Fund and its shareholders by the Board.

What Are the Conditions of the Order and the Rule?

     The Trust  and QFI  expect to file an  exemptive  application  with the SEC within the next several  months  requesting an order  permitting  QFI to adopt a
Manager of Managers  Structure  with  respect to the mutual  funds for which QFI serves as investment  manager.  On October 23, 2003, the SEC proposed Rule 15a-5 under the 1940 Act that, if adopted as proposed,  would permit the Trust and QFI to adopt a Manager of  Managers  Structure  with  respect  to the Funds  without obtaining the Order (the "Proposed Rule"),  provided that shareholders of a Fund approve the Manager of Managers Structure prior to implementation.  To date, the
Proposed  Rule has not been  adopted.  In  connection  with seeking  shareholder approval of the other four (4) proposals described in this Proxy Statement,  you are also being asked to approve Proposal 5 to permit the adoption of the Manager of Managers Structure for your Fund contingent upon the receipt by the Trust and
QFI of the Order or the  adoption of the  Proposed  Rule,  whichever is earlier.
There is no assurance that exemptive relief will be granted or that the Proposed
Rule will be adopted.

     The Order would grant a Fund relief from Section  15(a) of the 1940 Act and certain rules under the 1940 Act so that the Trust and QFI may adopt the Manager of Managers  Structure  with respect to a Fund,  subject to certain  conditions, including the approval of this Proposal 5 by the Fund's shareholders.  Neither a
Fund nor QFI would rely on the Order unless all such  conditions  have been met.
Upon the adoption of the Proposed Rule by the SEC, it is expected that the Order will expire and that a Fund using the Manager of Managers  Structure will comply with the then final rule's  requirements.  The ultimate conditions that would be included in the final rule are  expected to be similar to those  included in the
Order,  but the  conditions  could  differ to some  extent  from the  conditions imposed  under  the  Rule.  The  conditions  for  relief  that  will  be in  the application  for the Order are  expected  to be  substantially  similar to those customarily  included in similar  applications filed by other investment company complexes and approved by the SEC. Such conditions are as follows:

     (1)  QFI will  provide,  pursuant to the New  Advisory  Agreement,  general
          management   services  to  a  Fund,   including  overall   supervisory
          responsibility of the general  management and investment of the Fund's assets and, subject to

                                      -50-

          review  and  approval  of the Board,  will (i) set the Fund's  overall investment strategies, (ii) evaluate, select and recommend subadvisers to manage all or a portion of the Fund's  assets,  (iii) allocate and, when  appropriate,  reallocate  the  Fund's  assets  among one or more subadvisers, (iv) monitor and evaluate subadviser performance, and (v)
          implement  procedures  reasonably  designed to ensure that subadvisers
          comply   with  the   Fund's   investment   objective,   policies   and
          restrictions;

     (2)  Before  a Fund  may  rely on the  Order,  the  operation  of the  Fund pursuant  to a Manager of  Managers  Structure  will be  approved by a majority  of the Fund's  outstanding  voting  shares as defined in the
          1940 Act;

     (3)  The prospectus for the Fund will disclose the existence, substance and effect of the Order. In addition, the Fund will hold itself out to the public as employing the Manager of Managers Structure.  The prospectus will  prominently  disclose  that  QFI  has  ultimate  responsibility, subject to  oversight  by the Board,  to oversee the  subadvisers  and recommend their hiring, termination, and replacement;

     (4)  Within  90 days of the  hiring  of any new  subadviser,  the Fund will furnish its shareholders with an information  statement containing all information  about  the  new  subadviser,  including,  as  applicable, aggregate  fees paid to QFI and Affiliated  Subadvisers  and aggregate fees paid to  non-affiliated  subadvisers.  The information  statement provided  by  the  Fund  will  include  all  information  required  by
          Regulation  14C,  Schedule  14C and Item 22 of Schedule  14A under the
          Exchange Act (except as modified by the Order to permit the  aggregate fee disclosure previously described);

     (5)  No trustee or officer of the Trust nor director or officer of QFI will own directly or  indirectly  (other than  through a pooled  investment vehicle  that is not  controlled  by such  person)  any  interest in a subadviser  except for (i)  ownership  interests  in QFI or any entity that controls, is controlled by, or is under common control, with QFI;
          or (ii) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly  traded company that is either a subadviser  or an entity that  controls,  is controlled by or is under common control with a subadviser;

     (6)  At all times,  a majority of the Board will be  Independent  Trustees, and the nomination of new or additional  Independent  Trustees will be
          placed  within  the  discretion  of  the   then-existing   Independent
          Trustees;

     (7)  Whenever  a  subadviser  change  is  proposed  for  the  Fund  with an
          Affiliated  Subadviser,   the  Board,  including  a  majority  of  the
          Independent Trustees,  will make a separate finding,  reflected in the
          Board  minutes,  that such change is in the best interests of the Fund and its  shareholders and does not involve a conflict of interest from which  QFI or  the  Affiliated  Subadviser  derives  an  inappropriate advantage;

                                      -51-

     (8)  As applicable,  the Fund will disclose in its  registration  statement the aggregate fee disclosure referenced in condition (4) above;

     (9)  Independent counsel knowledgeable about the 1940 Act and the duties of
          Independent   Trustees  will  be  engaged  to  represent  the  Trust's
          Independent  Trustees.  The  selection  of such counsel will be placed within the discretion of the Independent Trustees;

     (10) QFI will provide the Board, no less  frequently  than quarterly,  with information  about  QFI's  profitability  on a  per-Fund  basis.  This information  will reflect the impact on profitability of the hiring or termination of any subadviser during the applicable quarter;

     (11) Whenever a  subadviser  is hired or  terminated,  QFI will provide the
          Board  with   information   showing  the  expected   impact  on  QFI's
          profitability;

     (12) QFI and a Fund will not enter into a  subadvisory  agreement  with any
          Affiliated   Subadviser   without  such   agreement,   including   the
          compensation to be paid thereunder, being approved by the shareholders of the Fund;/2/ and

     (13) The Order will expire on the effective  date of the Proposed  Rule, if adopted.

What Are The Benefits To The Funds?

     The  Board  believes  that  it is in the  best  interests  of  each  Fund's shareholders  to allow  QFI the  maximum  flexibility  to  appoint  and  replace subadvisers and to amend  subadvisory  agreements  without incurring the expense and potential delay of seeking  specific  shareholder  approval.  The process of seeking  shareholder  approval is  administratively  expensive to a Fund and may cause delays in executing  changes  that the Board and QFI have  determined  are necessary or  desirable.  These costs are often borne  entirely by the Fund.  If shareholders  approve the policy authorizing a Manager of Managers Structure for a Fund, the Board would be able to act more quickly and with less expense to the
Fund to  appoint  a  subadviser,  when  the  Board  and  QFI  believe  that  the appointment would be in the best interests of the Fund and its shareholders.

     Although  future  shareholder  approval of new  subadvisory  agreements and amendments to existing  subadvisory  agreements  will not be required  under the proposed Manager of Managers Structure,  the Board,  including a majority of the
Independent Trustees, would continue to oversee the subadviser selection process to help ensure that  shareholders'  interests are  protected  whenever QFI would seek to  select or  replace a  subadviser  or  modify a  subadvisory  agreement.
Specifically, the Board, including a majority of the Independent Trustees, would still be required to evaluate and approve all subadvisory  agreements as well as any  modification  to  an  existing  subadvisory  agreement.  In  reviewing  new subadvisory agreements or modifications to existing subadvisory agreements,  the
Board  will  analyze  all  factors  that  it  considers  to be  relevant  to its determination,  including the  subadvisory  fees,  nature,  quality and scope of services to be provided by the  subadviser,  the  investment  performance of the assets managed by the subadviser in the particular  style for which a subadviser is sought, as well as the subadviser's  compliance with Federal  securities laws and regulations.

--------
/2/ As discussed above,  however,  you are being asked to approve the Manager of
Managers Structure with respect to Affiliated Subadvisers as well as subadvisers who are not  affiliated  with QFI,  subject to  receipt  of  further  regulatory approval either through an SEC rule or exemptive relief.

                                      -52-

What Did the Board Consider in Reviewing This Proposal?

     In  determining  that the  Manager of  Managers  Structure  was in the best interests of Funds and their  shareholders,  the Board,  including a majority of the Independent  Trustees,  considered the factors below, and such other factors and information  they deemed  relevant,  prior to approving and recommending the approval of the Manager of Managers Structure:

     (1)  A Manager of Managers  Structure will enable QFI to employ subadvisers with varying  investment styles or investment  focuses to help enhance performance by expanding the securities in which a Fund may invest;

     (2)  A Manager  of  Managers  Structure  will  enable the Board to act more quickly,  with less expense to a Fund, in appointing  new  subadvisers when the Board and QFI believe that such  appointment  would be in the best interests of Fund shareholders;

     (3)  QFI would be directly  responsible for (i) establishing  procedures to
          monitor  a  subadviser's   compliance   with  the  Fund's   investment
          objectives  and  policies,  (ii)  analyzing  the  performance  of  the subadviser and (iii)  recommending  allocations and  reallocations  of
          Fund assets among itself and one or more subadvisers; and

     (4)  No subadviser  could be appointed,  removed or replaced  without Board approval and involvement.

     Further, the Independent Trustees were advised by independent legal counsel with respect to these matters.

What  Happens if the  Shareholders  of the Funds do not approve the New Advisory
Agreement with QFI?

     If shareholders of one or more of the Funds do not approve the New Advisory
Agreement with QFI (Proposal 2), then the Manager of Managers Structure will not go into effect even if this  Proposal 5 is  approved  by  shareholders,  and the
Board  will  consider  what  appropriate  action  to take with  respect  to this
Proposal.

What Vote is Required to Approve Proposal 5?

     Each Fund will vote separately on Proposal 5. Accordingly,  Proposal 5 will be approved  with  respect to a Fund only if  shareholders  of that Fund approve
Proposal 5. Such approval  requires Quorum  requirements to be satisfied and the affirmative vote of: (i) more than 50% of the outstanding  voting  securities of the  respective  Fund;  or  (ii)  67% or more of the  voting  securities  of the respective Fund present at the Meeting, if the holders of more than 50%

                                      -53-

of  the  respective  Fund's   outstanding   voting  securities  are  present  or
represented by proxy; whichever is less.

                      THE BOARD UNANIMOUSLY RECOMMENDS THAT
                YOU VOTE "FOR" THE MANAGER OF MANAGERS STRUCTURE

                  INDEPENDENT PUBLIC REGISTERED ACCOUNTING FIRM

     The  accounting  firm of Briggs  Bunting &  Dougherty  LLP ("BBD") has been selected as the independent auditors for each of the Funds for their fiscal year ending June 30, 2005.  The Audit  Committee must approve all audit and non-audit services  provided by BBD relating to the  operations or financial  reporting of the Trust.  The Audit  Committee  reviews any audit or non-audit  services to be provided by BBD to determine  whether they are appropriate and permissible under applicable law.

     The Audit  Committee  has  adopted  policies  and  procedures  to provide a framework for the Audit Committee's  consideration of non-audit services by BBD.
These policies and procedures  require that any non-audit service to be provided by BBD to a Trust, QFI or any entity controlling,  controlled by or under common control with QFI that relate directly to the operations and financial  reporting of the Trust are  subject to  pre-approval  by the Audit  Committee  before such service is provided.

     Audit Fees. The aggregate fees billed by BBD in connection  with the annual audit of the Trust's financial  statements and for services normally provided by the independent  auditors in connection with statutory and regulatory filings or engagements  for the fiscal  years ended June 30, 2003 and June 30, 2004 for the
Trust were $60,000 and $62,500, respectively.

     Audit-Related  Fees.  There were no fees  billed by BBD for  assurance  and other  services  reasonably  related  to the  performance  of the  audit of each
Trust's  financial  statements and not reported above under "Audit Fees" for the last two fiscal years ended June 30, 2003 and 2004.

     Tax Fees.  The  aggregate  fees billed by BBD for tax  compliance  services provided to the Trust for the twelve month  periods ended June 30, 2003 and 2004 were $5,000 and $5,500, respectively.

     There were no fees billed by BBD for any services provided to QFI and other service  providers  under common  control with QFI for the twelve month  periods ended June 30, 2003 and 2004.

     All Other Fees.  There were no fees billed by BBD for products and services other than those set forth  above for the  Trust's  last two fiscal  years ended
June 30, 2003 and 2004.

     There were no fees for  products  and  services  other than those set forth above billed by BBD to QFI and other service providers under common control with
QFI and that relate  directly to the  operations  or financial  reporting of the
Trust for the Trust's last two fiscal years ended June 30, 2003 and 2004.

                                      -54-

     Audit Committee's Pre-Approval Policies and Procedures. The Audit Committee
of the Trust has adopted  pre-approval  policies and  procedures  ("Pre-Approval
Procedures").  Pursuant to these Pre-Approval Procedures, the Audit Committee is required to pre-approve  all audit services and non-audit  services  provided to the  Trust by BBD,  as well as  non-audit  services  provided  by BBD to QFI and affiliates  of QFI that  provide  ongoing  services to the Trust if the services directly  impact the Trust's  operations and financial  reporting.  All services performed  by BBD during the fiscal  year(s)  ended June 30,  2003 and 2004 were pre-approved pursuant to the Trust's Pre-Approval Procedures.

     Aggregate Non-Audit Fees to the Trust, QFI and Service Provider Affiliates.
The aggregate  non-audit  fees billed by BBD for services  rendered to the Trust and to QFI and other service  providers  under common  control with QFI, for the
Trust's  last two fiscal  years  ended June 30,  2003 and 2004 were  $27,500 and
$35,500, respectively.

     In  connection  with its  selection of the  independent  registered  public accounting firm, the Audit Committee has considered BBD's provision of non-audit services to QFI and other service  providers  under common control with QFI that were not  required to be  pre-approved  pursuant to  Regulation  S-X.  The Audit
Committee has determined that the provision of these services is compatible with maintaining BBD's independence.

                               VOTING INFORMATION

How will the shareholder voting be handled?
Only  shareholders  of record of the Trust at the close of  business on February
25,  2005 (the  "Record  Date") will be entitled to notice of and to vote at the
Meeting,  and will be entitled to one vote for each full share and a  fractional vote for each fractional  share that they hold. If sufficient votes to approve a
Proposal  on behalf of the Trust or a Fund are not  received  by the date of the
Meeting,  the Meeting with  respect to that  Proposal may be adjourned to permit further solicitations of proxies.

The Trust expects that,  before the Meeting,  broker dealer firms holding shares of the Funds in "street  name" for their  customers and  beneficial  owners will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer  firms'
or such depositories' proxy solicitation  materials,  the Trust understands that the  broker-dealers  may vote on  Proposal  1 on behalf of their  customers  and beneficial owners.  Certain  broker-dealers may exercise  discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they receive instructions.

What constitutes a quorum?
With  respect  to actions  to be taken by the  shareholders  of the Funds on the matters described in this Proxy Statement, the presence in person or by proxy of shareholders  entitled to cast a majority of the shares  issued and  outstanding and entitled to vote on a particular  Proposal at the Meeting shall constitute a quorum for purposes of voting upon such Proposal at the Meeting.

                                      -55-

Abstentions  and broker  non-votes  will be included for purposes of determining whether a quorum is present at the Meeting  for a  particular  matter,  and will have the same effect as a vote "against"  Proposals 2, 3(a) to 3(j), 4 and 5 but will have no effect for  purposes of  determining  whether a quorum  exists with respect to Proposal 1, which is the election of Trustees.  As used above "broker non-vote"  are shares for which a broker  holding  such shares for a  beneficial owner  has not  received  instructions  from the  beneficial  owner  and may not exercise  discretionary voting power with respect thereto,  although such broker may have been able to vote such shares on other matters at the Meeting for which it has discretionary authority or instructions from the beneficial owner.

How do I ensure my vote is accurately recorded?
You may attend the Meeting and vote in person.  You may also vote by completing, signing and  returning the enclosed  proxy card(s) in the enclosed  postage paid envelope,  or by  telephone or through the  Internet.  If you return your signed proxy  card(s)  or vote by  telephone  or through  Internet,  your votes will be officially cast at the Meeting by the persons appointed as proxies. A proxy card is, in essence, a ballot. If you simply sign and date the proxy card(s) but give no voting  instructions,  your shares will be voted in favor of the Proposals on which you are entitled to vote and in  accordance  with the views of  management upon any  unexpected  matters that come before the Meeting or adjournment of the
Meeting.  If your shares are held of record by a  broker-dealer  and you wish to vote in person at the Meeting,  you should obtain a legal proxy from your broker of record and present it at the Meeting.

What Vote is Required to Approve Each of the Proposals?
For Proposal 1: Provided  that a quorum is present,  the  affirmative  vote of a plurality  of the shares  entitled to vote of all Funds is required to elect the
Trustees,  which means that the nominees who receive the eight (8) largest total number of votes  from the  shareholders  of all the  Funds  will be  elected  as
Trustees.

For Proposals 2, 3(a) to 3(j), 4 and 5:  Provided that a quorum is present,  the approval  of  each of the  Proposals  2,  3(a)  to  3(j),  4 and 5  require  the affirmative vote of: (i) more than 50% of the outstanding  voting  securities of the  respective  Fund;  or  (ii)  67% or more of the  voting  securities  of the respective  Fund present at the Meeting,  if the holders of more than 50% of the respective  Fund's  outstanding  voting securities are present or represented by proxy; whichever is less.

May I revoke my proxy?
Shareholders  may revoke their proxy at any time before it is voted by sending a written  notice to the Trust  expressly  revoking  their  proxy,  by signing and forwarding  to the Trust a  later-dated  proxy,  or by attending the Meeting and voting in person.  If your shares are held in the name of your broker,  you will have to make  arrangements  with your  broker to  revoke a  previously  executed proxy.

What happens if a quorum is not present?
If a quorum is not  present at the Meeting for a  particular  proposal,  or if a quorum is present  but  sufficient  votes to approve any such  Proposal  are not received,  the holders of a majority  of shares of a Fund  entitled to vote on a
Proposal at the Meeting present in person or by proxy (whether or not sufficient to constitute a quorum) may adjourn the Meeting as to that Fund for

                                      -56-

that  proposal  or all  proposals  for that  Fund,  in order to  permit  further solicitation  of proxies for that Proposal for which  sufficient  votes have not been received. The persons named as proxies on the enclosed proxy cards will use the authority  granted to them to vote on adjournment and it is anticipated that such persons will vote in accordance with the views of management.

What other matters will be voted upon at the Meeting?
The Board does not intend to bring any matters  before the Meeting  with respect to the Funds other than those  described in this Proxy  Statement.  The Board is not aware of any other
atters to be brought before the Meeting with respect to the Funds by others. If any other matter legally comes before the Meeting,  proxies for whom  discretion has been granted will be voted in accordance with the views of management.

Who is entitled to vote?
Only  shareholders  of record on the Record Date will be entitled to vote at the
Meeting.  The total outstanding  shares of the Funds thereof entitled to vote as of the Record Date are set forth in Exhibit F.

What other solicitations will be made?
This proxy  solicitation is being made by the Board for use at the Meeting.  The cost of this proxy  solicitation  will be shared as set forth below. In addition to  solicitation  by  mail,  solicitations  also  may be made by  advertisement, telephone,  facsimile  transmission  or  other  electronic  media,  or  personal contacts. The Trust will request broker-dealer firms,  custodians,  nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of record. The Trust may reimburse  broker-dealer firms,  custodians,  nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation.  In addition to solicitations  by mail,  officers and employees of the Trust, without extra pay, may conduct additional solicitations by telephone, telecopy and personal  interviews.  The Trust has engaged Georgeson  Shareholder
Communications Inc. ("Georgeson") to solicit proxies from brokers,  banks, other institutional  holders and individual  shareholders  at an  anticipated  cost of approximately  $21,000 to $26,000, plus out-of-pocket  expenses,  which includes reimbursements  for costs incurred by brokers and banks for forwarding  material to  beneficial  shareholders,  tabulation  confirmation  charges and  reasonable out-of-pocket  expenses  incurred by  Georgeson  in  connection  with this proxy solicitation. Fees and expenses may be greater depending on the effort necessary to obtain  shareholder  votes. The Trust has also agreed to indemnify  Georgeson against  certain  liabilities  and  expenses,  including  liabilities  under the federal  securities  laws.  The Trust  expects  that the  solicitations  will be
primarily  by  mail,   but  also  may  include   telephone,   telecopy  or  oral
solicitations.

If the Trust does not receive your proxy card by a certain time, you may receive a telephone  call from Georgeson  asking you to vote.  Proxies that are obtained telephonically  will be recorded in  accordance  with the  procedures  described below.  The Trustees  believe that these  procedures are reasonably  designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Georgeson representative is required to ask for each shareholder's full name and address, or the zip code or employer  identification  number,  and to confirm  that the  shareholder  has received the proxy materials in the mail. If the

                                      -57-

shareholder is a corporation or other entity,  the Georgeson  representative  is required  to ask for the  person's  title and  confirmation  that the  person is authorized  to direct the voting of the  shares.  If the  information  solicited
agrees  with  the  information   provided  to  Georgeson,   then  the  Georgeson
representative has the responsibility to explain the process, read the Proposals listed  on the proxy  card and ask for the  shareholder's  instructions  on each applicable  Proposal.  Although Georgeson  representative is permitted to answer questions  about the  process,  he or she is not  permitted  to recommend to the shareholder how to vote, other than to read any recommendation set forth in this
Proxy  Statement.  Georgeson will record the  shareholder's  instructions on the card.  Within 72 hours,  the  shareholder  will be sent a letter or  mailgram to confirm his or her vote and asking the shareholder to call Georgeson immediately if his or her instructions are not correctly reflected in the confirmation.

Who will pay the expenses of the Proposals?
Sixty percent (60%) of the total cost of the proxy solicitation  related to this
Proxy  Statement  will be borne by QFI; the balance  shall be paid by the Trust.
The costs related to these  proposals  include fees for attorneys,  accountants, public relations, solicitors,  advertising,  printing and other costs incidental to the  solicitation.  It is  anticipated  that  the  total  cost  of the  proxy solicitation  will cost  between  $125,000 to $150,000,  of which  approximately
$80,000 has already been incurred.

How do I submit a shareholder proposal?
The  Trust  is not  required  to,  and it  does  not  intend  to,  hold  regular shareholders'  meetings.  Accordingly,  there  currently is no specific  date in which shareholder  proposals  intended to be presented at future meetings of the shareholders  must be received by the Trust.  A shareholder  wishing to submit a proposal  for  consideration  for  inclusion in a proxy  statement  for the next shareholders'  meeting should send his or her written proposal to the offices of the Trust,  directed to the  attention of its  Secretary,  at the address of its principal executive office printed on the first page of this Proxy Statement, so that it is received  within a  reasonable  time before the Trust begins to print and  mail its  proxy  materials  for any such  meeting  will be  considered  for inclusion  in the  Trust's  proxy  statement  and form or  forms  of proxy  card relating to such  meeting.  Proposals  received  thereafter  will be  considered untimely and will not be considered for inclusion in these proxy materials.  The inclusion and/or  presentation of any such proposal is subject to the applicable requirements of the proxy rules under the Exchange Act. Submission of a proposal by a shareholder  does not  guarantee  that the proposal will be included in the
Trust's proxy statement or presented at the meeting.

                           PRINCIPAL HOLDERS OF SHARES

To the best knowledge of the Trust,  as of February 25, 2005, no person,  except as set forth in Exhibit G attached to the Proxy Statement, owned beneficially or of record 5% or more of the  outstanding  shares of any class of any Fund of the
Trust.

                                      -58-

                        MORE INFORMATION ABOUT THE TRUST

The Trust.  The Trust was  organized  on October 24,  1990 as an  unincorporated business trust  organized  under  Massachusetts  law and operates as an open-end management  investment company.  The Trust's Amended and Restated Declaration of
Trust authorizes the Board to divide trust shares into various series, or funds, each of which relates to a separate  portfolio of  investments,  and to classify and  reclassify  any unissued  shares into one or more classes of shares of each such Fund. The Declaration  currently  provides for the issuance of an unlimited number of series  and  classes  of shares.  There are  currently  ten Funds that comprise the Trust and Class A, B, C and  Institutional  shares are  outstanding for each of Quaker  Strategic  Growth  Fund,  Quaker  Core Equity  Fund,  Quaker
Small-Cap Growth Fund,  Quaker Mid-Cap Value Fund,  Quaker Small-Cap Value Fund,
and Quaker Fixed  Income  Fund;  Quaker  Capital  Opportunities  Fund and Quaker
Biotech  Pharma-Healthcare  Fund each have Class A, B, and C shares outstanding;
Quaker Small-Cap Trend Fund has Class A, C and Institutional  shares outstanding and Geewax Terker Core Value Fund has only Class A shares outstanding.

Administration, Transfer Agency and Fund Accounting Services. Citco Mutual Funds
Services,  Inc.,  83 General  Warren  Boulevard,  Suite 200,  Malvern,  PA 19355
("Citco"),   acts  as  the  administrator,   shareholder   servicing,   dividend
disbursing,  transfer agent and fund  accounting  services for each Fund.  Those services  include  maintaining  accounting  books and  records,  performing  all functions related to calculating each Fund's net asset value,  accruing expenses of each Fund, processing shareholder purchases and redemptions and providing all accounting  information  and  reports in  connection  with the Funds'  audit and examinations by regulatory  agencies,  regulatory  compliance  testing and other related accounting services.  For the foregoing services,  Citco is paid fees in accordance  with the fee  schedule  by each Fund on a  pro-rata  basis.  For the fiscal year ended June 30, 2004,  Citco received  $1,175,831  from the Funds for such services.

Distribution  Services.  Pursuant to an  underwriting  agreement with respect to each of the Funds,  Citco Mutual Fund  Distributors,  Inc. (the  "Distributor"),
serves as the exclusive  agent for the  distribution of shares for the Funds. In its  capacity as  underwriter,  the  Distributor  receives  purchase  orders and redemption  requests  relating  to shares  of each of the  Funds.  As such,  the distributor  is entitled to any front-end  sales charges or contingent  deferred sales  charges  imposed  upon  purchases  or sales of shares of the  Funds.  The
Distributor also receives fees from the Funds under a Distribution  Plan adopted under Rule 12b-1 of the 1940 Act in connection with the sale and distribution of the  Funds'  Class A,  Class B,  Class C and  Institutional  Class  shares.  The
Distributor  is an affiliate of Citco.  For the fiscal year ended June 30, 2004, the  Distributor  received  $122,131 in fees for such services.  Of this amount,
$53,874  was paid to Mr.  Kevin  Mailey,  who was a  principal  of QFI  prior to
January  14, 2005 as an  underwriting  concession  received  by the  Distributor relating to Mr. Mailey's activities on behalf of the Distributor with respect to the sale of the Funds.  Mr. King entered into an agreement with the Distributor, effective  February 10,  2005,  to receive 80% of the  underwriting  concessions received  by  the  Distributor  relating  to his  activities  on  behalf  of the
Distributor  with  respect to the sale of the Funds.  Mr.  King is a  registered representative of the Distributor.

                                      -59-

Brokerage  Fees.  Subject  to the  policies  established  by the  Trustees,  the
Subadvisers are responsible for placing orders to execute Fund transactions. The
Trust has no  obligation to deal with any  broker-dealer  or group of brokers or dealers in the execution of transactions in portfolio securities. The Trust does not  expect  to use one  particular  broker or  dealer,  but a  Subadviser  may, consistent  with the  interests of the Fund,  select a broker or dealer that can provide the best execution of orders at the most favorable  price.  In selecting brokers to effect portfolio transactions,  the determination of what is expected to result in the best execution at the most favorable price involves a number of largely judgmental  considerations.  Among these are the Subadviser's evaluation of the broker's efficiency in executing and clearing  transactions,  the rate of commission or the size of the broker-dealer's  "spread," the size and difficulty
of  the  order,  the  nature  of  the  market  for  the  security,   operational
capabilities of the broker-dealer,  and research and other services provided.  A
Fund may pay more than the lowest  available  commission in return for brokerage and research services. Research and other services may include information as to the  availability  of securities  for purchase or sale,  statistical  or factual information  or opinions  pertaining  to  securities  and  reports and  analysis concerning  issuers  and their  creditworthiness.  A Fund's  Subadviser  may use research  and other  services  to service  all of its  clients,  rather than the particular clients whose commissions may pay for research or other services.  In other words, a Fund's  brokerage may be used to pay for a research  service that is used in managing another client of the Subadviser.

The Subadviser may purchase or sell portfolio  securities on behalf of a Fund in agency or principal  transactions.  In agency  transactions,  the Fund generally pays brokerage commissions.  In principal transactions,  the Fund generally does not pay  commissions.  However,  the aggregate  price paid for the security will usually include an undisclosed  "mark-up" or selling concession.  The Subadviser normally  purchases  Fixed Income  securities on a net basis from primary market makers acting as principals  for the  securities.  The  Subadviser  may purchase certain  money  market  instruments  directly  from  an  issuer  without  paying commissions  or  discounts.  Certain  Subadvisers  generally  purchase  and sell over-the-counter securities directly with principal market makers who retain the difference in their cost in the security and its selling price, although in some instances,  such Subadvisers may determine that better prices are available from non-principal  market makers who are paid commissions  directly.  Global Capital
Management,  Inc., Subadviser to the Quaker Mid-Cap Value Fund, Geewax, Terker &
Co,  Subadviser  to the Quaker Core Equity,  Small Cap Growth and Geewax  Terker
Core  Value  Funds,  and  TrendStar  Advisers,  LLC,  Subadviser  to the  Quaker
Small-Cap   Trend  Fund  generally   trade   over-the-counter   securities  with
non-principal market makers.

The  Subadviser may combine  transaction  orders placed on behalf of a Fund with orders  placed on behalf of any other  fund or  private  account  managed by the
Subadviser for the purpose of negotiating  brokerage  commissions or obtaining a more favorable  transaction price. In these cases,  transaction costs are shared proportionately  by the Fund or account,  as  applicable,  which are part of the block.  If an aggregated  trade is not  completely  filled,  then the Subadviser typically allocates the trade among the funds or accounts,  as applicable,  on a pro rata basis based upon account size or based on the size of the orders placed by the funds or accounts.  Exemptions are permitted on a case-by-case basis when judged by the  Subadviser  to be fair and  reasonable  to the funds or  accounts involved.

                                      -60-

For the fiscal year and periods ended June 30, 2002,  2003 and 2004, each of the
Funds listed below paid brokerage fees noted in the table below.  For the Quaker
Aggressive Growth Fund, the Quaker Core Equity Fund, the Quaker Small-Cap Growth
Fund  and  the  Quaker  Mid-Cap  Value  Fund,  the  total  amount  of  brokerage commissions paid during the last fiscal year differed materially from the amount paid during the preceding two fiscal years.  This  difference is due principally to increased  trading  resulting  from unique  buying and selling  opportunities during periods of extreme market volatility.

 ------------------------------------------------------------------------------------------------------
                                                            Total Amount of Brokerage
                                                                Commissions Paid
------------------------------------------------------------------------------------------------------
  Fund
------------------------------------------------------------------------------------------------------
                                              2002                 2003                2004
------------------------------------------------------------------------------------------------------
  Quaker Strategic Growth Fund             $3,426,165           $4,513,368          $4,920,278
------------------------------------------------------------------------------------------------------
  Quaker Core Equity Fund                  $42,942              $74,975             $42,345
------------------------------------------------------------------------------------------------------
  Quaker Small-Cap Growth Fund             $14,972              $26,405             $11,089
------------------------------------------------------------------------------------------------------
  Quaker Capital Opportunities Fund        $36,246(1)           $377,316            $268,547
------------------------------------------------------------------------------------------------------
  Quaker Biotech Pharma-Healthcare Fund    *                    $14,878             $38,526
------------------------------------------------------------------------------------------------------
  Quaker Mid-Cap Value Fund                $59,918              $89,758             $126,308
------------------------------------------------------------------------------------------------------
  Quaker Small-Cap Value Fund              $47,255              $52,065             $71,081
------------------------------------------------------------------------------------------------------
  Geewax Terker Core Value Fund            $1,501               $4,729              $2,773
------------------------------------------------------------------------------------------------------
  Quaker Fixed Income Fund                 **                   **                  **
------------------------------------------------------------------------------------------------------
  Quaker Small-Cap Trend Fund              *                    *                   $7,118(2)
------------------------------------------------------------------------------------------------------

The  Chief  Executive  Officer  and  Treasurer  of the  Trust,  as a  registered representative for QSI, receives a portion of the brokerage  commissions paid by the Funds. For the fiscal year ended June 30, 2004,  brokerage  commissions paid to  QSI  for  portfolio  transactions  executed  on  behalf  of the  Funds  were
$1,912,248,  $9,700,  $714,  $120,404,  $6,533,  $1,826  and  $1,603  for Quaker
Strategic Growth,  Quaker Core Equity,  Quaker Small-Cap Growth,  Quaker Capital
Opportunities,  Quaker Biotech  Pharma-Healthcare,  Quaker  Small-Cap  Value and
Geewax Terker Core Value,  respectively,  for an aggregate amount of $2,053,028, or 36.79% of the total brokerage commissions paid by the Funds.

The  Subadvisers  may  execute  trades for a Fund with  broker/dealers  that are affiliated with the Trust,  or employ an officer or Trustee of the Trust.  These affiliated  broker/dealers may receive commissions from such trades, some or all of  which  may be  used as part of a  compensation  package  to such  affiliated
persons.   The  Trust  has  adopted  procedures  to  monitor  and  control  such activities,  and any such trading  activities  must be reported to the Board and reviewed at least quarterly.

                                      -61-

-------------------------------------------------------------------------------------------------------------------------
                                                                                                      Percent of
                                                                                                    Fund's Aggregate
                                                                                 Percent of         Dollar Amount of
                                                                                Fund's Total         Transactions
                                                                                  Amount of            Involving
                                          Aggregate Dollar Amount of              Brokerage            Payment of
                                     Fund's Brokerage Commissions Paid        Commissions Paid to   Commissions to
Fund                                         Quaker Securities                 Quaker Securities   Quaker Securities
-----------------------------------------------------------------------------------------------------------------------
                                       2002          2003           2004             2004                2004
-----------------------------------------------------------------------------------------------------------------------

Quaker Strategic Growth Fund         2,124,521      2,678,130       1,912,248        38.86%              45.18%
-----------------------------------------------------------------------------------------------------------------------
Quaker Core Equity Fund                  7,686          7,856           9,700        22.91%              12.65%
-----------------------------------------------------------------------------------------------------------------------
Quaker Small-Cap Growth Fund               200            826             714         6.44%               2.64%
-----------------------------------------------------------------------------------------------------------------------
Quaker Capital Opportunities Fund       36,206        227,976         120,404        44.84%              66.98%
-----------------------------------------------------------------------------------------------------------------------
Quaker Biotech Pharma-Healthcare            **          2,473           6,533        16.96%              30.76%
 Fund
-----------------------------------------------------------------------------------------------------------------------
Quaker Mid-Cap Value Fund                   **             **              **            **                  **
-----------------------------------------------------------------------------------------------------------------------
Quaker Small-Cap Value Fund                 **            420           1,826         2.57%               1.82%
-----------------------------------------------------------------------------------------------------------------------
Geewax Terker Core Value Fund            1,260          4,104           1,603        57.82%              28.54%
-----------------------------------------------------------------------------------------------------------------------
Quaker Fixed Income Fund                    **             **              **                                **
-----------------------------------------------------------------------------------------------------------------------
Quaker Small-Cap Trend Fund                  *              *              **
-----------------------------------------------------------------------------------------------------------------------

The following footnotes apply to both tables above:

*    Not in operation during period.

**   No commissions paid during period.

(1)  For the period January 25, 2002 through June 30, 2002.

(2)  For the period February 17, 2004 through June 30, 2004.

                     COMMUNICATIONS TO THE BOARD OF TRUSTEES

The  following  is a  process  by  which  the  Board  of  Trustees  can  receive communications  from the Shareholders of the Funds.  Correspondence for the full
Board should be addressed to the "Board of Trustees of Quaker  Investment Trust"
and  correspondence  for individual  trustees should be addressed in the name of the individual Trustee,  in either case, at the following address:  c/o David K.
Downes,  Chairman of the Board,  Quaker  Investment Trust, 309 Technology Drive,
Malvern, PA 19355.

                                      -62-

                           EXHIBITS TO PROXY STATEMENT

Exhibits

Exhibit A - Nominating Committee Charter

Exhibit B - New Advisory Agreement

Exhibit C - Form of New Subadvisory Agreement

Exhibit D - Comparison of Fee Table and Expense Example -
            Quaker Small-Cap Value Fund

Exhibit E - Interim Subadvisory Agreement among the Trust, QFI and Schneider

Exhibit F - Outstanding Shares as of February 25, 2005

Exhibit G - Principal Holders of Shares as of February 25, 2005

                                      -63-

                                    EXHIBIT A

                          Nominating Committee Charter

Nominating Committee Membership

The Nominating Committee shall be composed entirely of disinterested Trustees.

Board Nominations and Functions

1.   The   Nominating   Committee   shall  select  and   nominate   persons  for
     disinterested  Trustee  membership  on the Board of  Trustees  of QIT.  The
     Nominating  Committee shall evaluate  candidates'  qualifications for Board membership  as well as their  independence  from QIT's  investment  adviser
     ("Adviser"),  subadvisers,  and other principal service providers.  Persons selected must be  independent in terms of both the letter and the spirit of the Investment  Company Act of 1940. The  Nominating  Committee  shall also consider the effect of any  relationships  beyond those  delineated  in the
     1940 Act that might  impair  independence,  e.g.,  business,  financial  or family relationships with the Adviser or service providers or the directors and officers of such entities.

2.   The  Nominating   Committee   shall  identify   prospective   nominees  for
     disinterested Trustee from its own sources, and at its sole discretion, the
     Nominating  Committee  may solicit names of potential  candidates  from the
     Adviser.

3.   The Nominating  Committee  shall consider  disinterested  Trustee  nominees
     recommended  by   shareholders   of  QIT  only  to  the  extent  that  such
     consideration is required by applicable federal or state law.

4.   The Nominating Committee shall review Board governance procedures and shall recommend any appropriate changes to the full Board of Trustees.

5.   The  Nominating  Committee  shall  review the  composition  of the Board of
     Trustees to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board.

6.   The  Nominating  Committee  shall  review  Trustee  compensation  and shall recommend any appropriate changes to the full Board of Trustees.

Committee Nominations and Functions

1.   The  Nominating  Committee  shall make  nominations  for  membership on all committees and shall review committee assignments at least annually.

2.   The Nominating  Committee shall review as necessary the responsibilities of any  committees of the Board,  whether there is a continuing  need for each committee,  whether there is a need for additional committees of the Board, and whether  committees  should be combined or reorganized.  The Nominating
     Committee shall make  recommendations for any such action to the full Board of Trustees.

Selection of Counsel to the Disinterested Trustees

The Nominating  Committee may select  independent legal counsel to provide legal advice  to the  disinterested  Trustees  either  on a  regular  basis,  or on an as-needed basis.  The Nominating  Committee shall consider the factors set forth in Rule 0-1(6) under the Investment  Company Act of 1940 in determining  whether such legal counsel is  sufficiently  independent.  Counsel to the  disinterested
Trustees may serve as counsel to QIT.

Other Powers and Responsibilities

1.   The Nominating Committee shall have the resources and authority appropriate to discharge its  responsibilities,  including  authority to retain special counsel and other experts or consultants at the expense of QIT.

2.   The  Nominating  Committee  shall review this Charter at least annually and recommend any changes to the full Board of Trustees.

                                    EXHIBIT B

                             NEW ADVISORY AGREEMENT

                             QUAKER INVESTMENT TRUST
                   AGREEMENT FOR INVESTMENT ADVISORY SERVICES

     THIS AGREEMENT is made and entered into as of this ____ day of April, 2005, by and between  Quaker  Investment  Trust, a  Massachusetts  business trust (the
"Trust") and Quaker Funds, Inc., a Pennsylvania corporation ("Adviser").

                                    RECITALS

     WHEREAS,   the  Trust  is  organized   under  the  laws  of  the  state  of
Massachusetts as an unincorporated business trust operating and registered as an open-end  management  investment company of the series type under the Investment
Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Trust is authorized by its Amended and Restated Declaration of
Trust and by-laws to issue separate portfolios of shares representing  interests in separate investment portfolios (each, a "Fund," together, the "Funds"); and

     WHEREAS,  the Trust has  authorized  the  issuance of shares of  beneficial interest in the Funds  which are  identified  on Schedule A attached  hereto and incorporated herein, which Schedule A may be amended from time to time by mutual agreement of the Trust and Adviser; and

     WHEREAS,   Adviser  is  registered  as  an  investment  adviser  under  the
Investment Advisers Act of 1940, as amended (the "Advisers Act"), and engages in the business of asset management; and

     WHEREAS, the Trust desires to retain Adviser to furnish investment advisory services to the Funds, and such other Funds as may be added from time to time by mutual  agreement of the parties,  pursuant to the terms and  conditions of this
Agreement, and Adviser is willing to so furnish such services,

     NOW  THEREFORE,  in  consideration  of the foregoing and the agreements and covenants herein contained,  the parties hereto,  intending to be legally bound, agree as follows:

1.   Appointment

     The Trust hereby appoints Adviser to act as investment adviser to the Funds for the periods and  pursuant to the terms and  conditions  as set forth in this
Agreement.  Adviser  accepts the  appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2.   Delivery of Documents

     The Trust has furnished  Adviser with properly  certified or  authenticated copies of each of the following:

     (a)  The Trust's  Amended and Restated  Declaration  of Trust as filed with the Commonwealth of Massachusetts;

     (b)  The Trust's Amended and Restated By-Laws;

     (c)  Resolutions  of  the  Trust's  Board  of  Trustees   authorizing   the
          appointment of Adviser and approving this Agreement;

     (d)  The  Trust's  most  current   Registration   Statement  on  form  N-1A
          promulgated  under the 1940 Act and under the  Securities Act of 1933, as amended; and

     (e)  The Trust's current Prospectus and Statement of Additional Information
          (together called the "Prospectus").

     The Trust will furnish  Adviser with  properly  certified or  authenticated copies of all  amendments of or supplements to the foregoing at the same time as such  documents are required to be filed with the U.S.  Securities  and Exchange
Commission ("SEC") and/or state authorities.

3.   Management

     Subject to the general  supervision  of the Trust's  Board of Trustees (the
"Board"),  Adviser will be  responsible  for  providing a continuous  investment program for the Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents held by the Funds.

     Adviser may, with the prior  written  consent of the Board and the approval of the  shareholders  of the applicable  Funds,  as required by applicable  law, employ  persons or entities to serve as investment  sub-advisers  to one or more
Funds.  Such  shareholder  approval  will not be required to employ or terminate investment sub-advisers for the Funds, if the Trust and Adviser obtain exemptive relief from the SEC  permitting a manager of managers  structure  and/or the SEC subsequently adopts a rule authorizing the employment of the manager of managers structure by investment companies and investment  advisers.  Adviser and/or such sub-advisers, if any, may, in their sole discretion, determine from time to time what securities and other investments will be purchased, retained or sold by the
Funds. The investment activities of such sub-advisers,  if any, as such services relate to the Funds, will at all times be subject to the general supervision and control of Adviser.  Adviser will provide, through its own efforts itself and/or through the medium of its previously approved sub-adviser(s), the services under this Agreement in accordance with each Fund's  investment  objectives,  policies and  restrictions  as such are set  forth in the  Prospectus  from time to time.
Adviser further agrees that it will employ such efforts as required  pursuant to its fiduciary responsibilities under the Advisers Act, to:

(a)  Conform its activities to all applicable  rules and regulations  adopted by the SEC and will, in addition,  conduct its activities under this Agreement in accordance  with the regulations of any other federal and state agencies which may now or in the future have  jurisdiction over its activities under this Agreement;

(b)  Monitor the investment  activities of any  sub-adviser  which it employs to ensure that such  sub-adviser  conducts its activities  with respect to the applicable  Fund(s)  in  accordance  with  the  Prospectus  and any and all federal  and/or  state  laws and  regulations  relating  to the  applicable
     Fund(s);

(c)  Place orders, or monitor the placement of orders by sub-advisers,  pursuant to good faith investment  determinations for the Funds either directly with the respective issuers or with appropriate  brokers and dealers. In placing orders with brokers or dealers,  the Adviser,  or sub-adviser(s)  under the supervision  of Adviser,  will attempt to obtain the best net price and the most favorable  execution of its orders.  Consistent with this  obligation, when Adviser, or Adviser's duly authorized sub-adviser(s),  believes two or more brokers or dealers are comparable in price and execution,  Adviser, or
     Adviser's  duly  authorized  sub-adviser(s),  may  prefer:  (i) brokers and dealers who provide the Fund(s) with  research  advice and other  services;
     and (ii) brokers who are affiliated with the Trust, Adviser or sub-adviser;
     provided,  however,  that  in no  instance  will  portfolio  securities  be purchased  from  or  sold  to  Adviser  or  any  sub-adviser  in  principal transactions; and

(d)  Provide,  at its own cost,  all  office  space,  facilities  and  equipment necessary  for the  conduct  of its  advisory  activities  on behalf of the
     Trust.

4.   Services not Exclusive

     The services to be furnished by Adviser  hereunder are not to be considered exclusive,  and Adviser shall be free to furnish  similar  services to others so long as its services  under this Agreement are not impaired  thereby;  provided, however,  that without the prior written consent of the Board,  Adviser will not serve as an investment  advisor to any other investment company having a similar investment objective to that of the Funds.

5.   Books and Records

     In  compliance  with Rule  31a-3  promulgated  under the 1940 Act,  Adviser hereby agrees that all records, which it maintains for the benefit of the Trust, are the property of the Trust and further  agrees to  surrender  promptly to the
Trust any of such records upon the Trust's  request.  Adviser  further agrees to preserve  for the periods  prescribed  by Rule 31a-2 the records  required to be maintained  by it  pursuant  to such Rule that are not  maintained  by others on behalf of the Trust.

6.   Expenses

     During the term of this Agreement,  Adviser will pay all expenses  incurred by it in connection with its investment advisory services furnished to the Trust other than the costs of securities and other  investments  (including  brokerage commissions and other transaction charges) purchased or sold for the Funds.

7.   Compensation

     The Trust will pay Adviser,  and Adviser  will accept as full  compensation for its services rendered hereunder,  the investment advisory fees for each Fund as set forth on Schedule A, which Schedule A may be amended from time to time by mutual  agreement of the Trust,  Adviser and  shareholders  as  applicable.  All parties to this Agreement do hereby expressly authorize and instruct the Trust's administrator,  Citco Mutual Fund Services,  Inc. (the "Administrator"),  or its
successor,  to provide,  in accordance  with the fees set forth on Schedule A, a calculation  of the gross  amounts due to the  Adviser for each Fund  ("Advisory
Fees") and to remit such Advisory Fees to the Adviser. All Advisory Fees payable to Advisor pursuant to this Agreement shall be computed at the end of each month and payable within five (5) business days  thereafter,  and shall be computed at an  annual  rate of the  percentage  of the  average  daily  net  assets  of the respective  Funds.  In the event that the Adviser's  services to a Fund begin or end at a time  other  than the  beginning  or end of a month,  fees  payable  to
Adviser will be prorated  for that  portion of the month  during which  services were actually rendered to the Fund.

8.   Limitation of Liability

     Adviser  shall not be liable for any error of  judgment,  mistake of law or for any other  loss  suffered  by the Trust or any Fund in  connection  with the performance  of this  Agreement,  except  a loss  to the  Trust  or to any  Fund resulting from Adviser's  breach of fiduciary duties with respect to the receipt of  compensation  for  services  or a  loss  resulting  from  Adviser's  willful malfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless  disregard by it of its obligations or duties under this
Agreement.

9.   Duration and Termination

     (a) This  Agreement  shall become  effective  as of the date first  written above and, unless sooner terminated as provided herein, shall continue in effect for two years.  Thereafter,  this  Agreement  shall be renewable for  successive periods of one year each,  provided such  continuance is  specifically  approved annually:

          (i)  by the  vote of a  majority  of  those  members  of the  Board of
               Trustees  who are not  parties to this  Agreement  or  interested persons  of any such  party (as that term is  defined in the 1940
               Act),  cast in person  at a meeting  called  for the  purpose  of voting on such approval; and

          (ii) by either  the  affirmative  vote of a  majority  of the Board of
               Trustees  or the vote of a  majority  of the  outstanding  voting securities of the applicable Funds (as such a majority is defined in the 1940 Act).

     (b)  Notwithstanding the foregoing, this Agreement may be terminated by:

          (i)  the vote of the Board of  Trustees  of the Trust or the vote of a majority of the outstanding  voting  securities of the applicable
               Funds  (as such a  majority  is  defined  in the 1940 Act) at any time,  without  the  payment  of any  penalty,  upon  sixty  (60)
               calendar days' written notice to Adviser; or

          (ii) Adviser  at any time  upon  sixty  (60)  calendar  days'  written notice, without payment of any penalty.

     (c)  This  Agreement  will  automatically  terminate  in the  event  of its assignment (as that term is defined in the 1940 Act).

10.  Amendment of this Agreement

     No provision  of this  Agreement  may be changed,  waived,  discharged,  or terminated  orally, but only by a written instrument signed by the party against which enforcement of the change, waiver,  discharge or termination is sought. No material  amendment of this Agreement  shall be effective  until approved by the vote of a majority of the outstanding  voting securities of the applicable Funds
(as defined in the 1940 Act).

11.  Miscellaneous

     The captions in this  Agreement are included for  convenience  of reference only and in no way  define or limit any of the  provisions  hereof or  otherwise affect their construction or effect. If any provision of this Agreement shall be held or made  invalid  by a court  decision,  statute,  rule or  otherwise,  the remainder of the Agreement shall not be affected  thereby.  This Agreement shall be binding on, and shall  inure to the benefit of, the parties  hereto and their respective successors.

12.  Counterparts

     This Agreement may be executed in counterparts by the parties hereto,  each of which  shall  constitute  an  original,  and all of  which,  together,  shall constitute one Agreement.

13.  Governing Law

     This Agreement shall be construed in accordance  with, and governed by, the laws of the Commonwealth of Pennsylvania.

14.  Notices

     Except  as  otherwise  provided  in this  Agreement,  any  notice  or other communication  required  by or  permitted  to be given in  connection  with this
Agreement  will be in writing and will be  delivered  in person or sent by first class mail,  postage  prepaid or by prepaid  overnight  delivery  service to the respective parties as follows:

If to the Trust:                            If to Adviser:

Quaker Investment Trust                     Quaker Funds, Inc.
309 Technology Drive                        309 Technology Drive
Malvern, PA  19355                          Malvern, PA  19355
Attn:  David K. Downes                      Attn:  Jeffry H. King, Sr.
Chairman                                    Chief Executive Officer

                            [SIGNATURE ON NEXT PAGE]

     IN WITNESS  WHEREOF,  the parties  hereto have caused this  Agreement to be executed by their officers designated below as of the day and year first written above.

Attest:                                     QUAKER INVESTMENT TRUST

By                                          By
Name:                                       Name:
Title:                                      Title:

Attest:                                     QUAKER FUNDS, INC.

By                                          By
Name:                                       Name:
Title:                                      Title:

                                   Schedule A

                             Quaker Investment Trust

                             Portfolios of the Trust
                            As amended April __, 2005

     The following Funds offered by Quaker  Investment Trust (the "Trust"),  and the fees payable to Quaker Funds, Inc. ("Adviser") for services rendered to each such Fund, are as follows:

------------------------------------- ------------------------------------------
                                                    Annual Fee Rate
Name of Fund                          (as percentage of average daily net assets
------------------------------------- ------------------------------------------
Quaker Core Equity Fund                                  1.05%
------------------------------------- ------------------------------------------
Quaker Strategic Growth Fund                             1.30%
------------------------------------- ------------------------------------------
Quaker Mid-Cap Value Fund                                1.05%
------------------------------------- ------------------------------------------
Quaker Small-Cap Value Fund                              1.20%
------------------------------------- ------------------------------------------
Quaker Small-Cap Growth Fund                             1.05%
------------------------------------- ------------------------------------------
Quaker Fixed Income Fund                   Assets $0 to $100 million - 0.65%
                                       Assets in excess of $100 million - 0.60%
------------------------------------- ------------------------------------------
Geewax Terker Core Value Fund                            1.05%
------------------------------------- ------------------------------------------
Quaker Capital Opportunities Fund                        1.05%
------------------------------------- ------------------------------------------
Quaker Biotech Pharma-Healthcare Fund                    1.45%
------------------------------------- ------------------------------------------
Quaker Small-Cap Trend Fund                Assets $0 to $100 million - 1.20%
                                        Assets in excess of $100 million -1.10%
------------------------------------- ------------------------------------------

     The following  table shows the feyable to the respective  sub-advisers by the Adviser for investment sub-advisory services rendered to each Fund:

---------------------------------- ---------------------------------- --------------------
                                                                       Annual Fee Rate, as
                                                                      percentage of averag
               Name of Fund                  Name of Sub-Adviser        daily net assets
---------------------------------- ---------------------------------- --------------------
Quaker Core Equity Fund            Geewax, Terker & Co.                       0.75%
---------------------------------- ---------------------------------- --------------------
Quaker Strategic Growth Fund       D.G. Capital Management, Inc.              0.75%
---------------------------------- ---------------------------------- --------------------
Quaker Mid-Cap Value Fund          Global Capital Management, Inc.            0.75%
---------------------------------- ---------------------------------- --------------------
Quaker Small-Cap Value Fund        Aronson+Johnson+Ortiz, LP                  0.90%
---------------------------------- ---------------------------------- --------------------
Quaker Small-Cap Growth Fund       Geewax, Terker & Co.                       0.75%
---------------------------------- ---------------------------------- --------------------
Quaker Fixed Income Fund           Andres Capital Management, LLC         See next page
---------------------------------- ---------------------------------- --------------------
Geewax Terker Core Value Fund      Geewax, Terker & Co.                       0.75%
---------------------------------- ---------------------------------- --------------------
Quaker Capital Opportunities Fund  Knott Capital Management                   0.75%
---------------------------------- ---------------------------------- --------------------
Quaker Biotech Pharma-Healthcare
Fund                               Sectoral Asset Management, LC              0.95%
---------------------------------- ---------------------------------- --------------------
Quaker Small-Cap Trend Fund        TrendStar Advisors, LLC                See next page
---------------------------------- ---------------------------------- --------------------

Quaker Small-Cap Trend Fund  - sub-advisory fees equal to an annual rate of:

0.70 % of the average daily net assets of the Fund on assets up to $100 million; and
0.60 % of the average daily net assets of the Fund on assets above $100 million.

Quaker Fixed Income Fund - sub-advisory fees equal to an annual rate of:

0.35 % of the average daily net assets of the Fund on assets up to $100 million; and
0.30% of the average daily net assets of the Fund on assets above $100 million.

        [ The remainder of this page has been intentionally left blank. ]

     IN WITNESS WHEREOF,  the parties hereto have caused this Schedules A to the
Agreement For Investment  Advisory  Services by and between the Trust and Quaker
Funds,  Inc.,  dated as of the ___ day of April,  2005 to be  executed  by their officers designated below as of the ____ day of April, 2005.

Attest:                                     QUAKER INVESTMENT TRUST

By                                          By
Name:                                       Name:
Title:                                      Title:

Attest:                                     QUAKER FUNDS, INC.

By                                          By
Name:                                       Name:
Title:                                      Title:

                                    EXHIBIT C

                          FORM OF SUBADVISORY AGREEMENT

                             QUAKER INVESTMENT TRUST
                        SUB-INVESTMENT ADVISORY AGREEMENT

     THIS AGREEMENT is made and entered into as of the ____ day of April,  2005, by and between Quaker Funds, Inc.  ("Adviser") and DG Capital  Management,  Inc.
("Sub-Adviser").

                                    RECITALS

     WHEREAS,  Quaker Investment Trust (the "Trust") is organized under the laws of the state of Massachusetts as an unincorporated  business trust operating and registered as an open-end management investment company of the series type under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Trust is authorized by its Amended and Restated Declaration of
Trust and bylaws to issue separate Portfolios of shares  representing  interests in separate investment portfolios (the "Portfolios"); and

     WHEREAS,  the Trust has  authorized  the  issuance of shares of  beneficial interest in, among others, a Portfolio known as the Quaker Strategic Growth Fund
(the "Fund"); and

     WHEREAS,   Adviser  is  registered  as  an  investment  adviser  under  the
Investment  Advisers Act of 1940, as amended (the "Advisers Act") and engages in the business of asset management; and

     WHEREAS,  Sub-Adviser  is  registered  as an  investment  adviser under the
Advisers Act and engages in the business of asset management; and

     WHEREAS,  the Trust has  retained  Adviser to furnish  investment  advisory services to the Fund pursuant to a written agreement dated April ___, 2005; and

     WHEREAS,  Adviser,  with  the  consent  of the  Trust,  desires  to  retain
Sub-Adviser  to furnish  day-to-day  investment  advisory  services  to the Fund pursuant to the terms and  conditions  of this  Agreement,  and  Sub-Adviser  is willing to so furnish such services,

     NOW  THEREFORE,  in  consideration  of the foregoing and the agreements and covenants herein contained,  the parties hereto,  intending to be legally bound, agree as follows:

1.   Appointment

     Adviser,  with the consent of the Trust,  hereby  appoints  Sub-Adviser  to provide day-to-day  investment advisory services to the Fund for the periods and on the terms set forth in this  Agreement.  Sub-Adviser  accepts the appointment and agrees to furnish the services herein set forth for the compensation  herein provided.

2.   Delivery of Documents

     The  Trust  has   furnished   Sub-Adviser   with   properly   certified  or
authenticated copies of each of the following:

     (a)  Resolutions  of  the  Trust's  Board  of  Trustees   authorizing   the
          appointment of Sub-Adviser and approving this Agreement;

     (b)  The  Trust's  most  current   Registration   Statement  on  form  N-1A
          promulgated  under the 1940 Act and under the  Securities Act of 1933, as amended; and

     (c)  The Trust's current Prospectus and Statement of Additional Information
          (together called the "Prospectus").

     Adviser and/or the Trust will furnish  Sub-Adviser with properly  certified or authenticated  copies of all amendments of or supplements to the foregoing at the  same  time as such  documents  are  required  to be  filed  with  the  U.S.
Securities and Exchange Commission ("SEC") and/or state authorities.

3.   Management

     Subject to the  supervision  of the Trust's  Board of Trustees and Adviser,
Sub-Adviser will provide a continuous investment program for the Fund, including investment research and management with respect to all securities,  investments, cash and cash  equivalents  held by the Fund.  Sub-Adviser  will  determine what securities and other investments will be purchased, retained or sold by the Fund and will execute such  decisions.  Sub-Adviser  will provide the services  under this Agreement in accordance with the Fund's investment objectives, policies and restrictions  as  such  are set  forth  in the  Prospectus  from  time to  time.
Sub-Adviser further agrees that it will employ such efforts as required pursuant to its fiduciary responsibilities under the Advisers Act, to:

     (a)  Conform its activities to all applicable  rules and Regulations of the
          SEC and will, in addition, conduct its activities under this Agreement in  accordance  with the  regulations  of any other  federal and state agencies  which may now or in the future  have  jurisdiction  over its activities under this Agreement;

     (b)  Place orders  pursuant to its investment  determinations  for the Fund either  directly  with the  respective  issuers  or with any broker or dealer.  In placing orders with brokers or dealers,  Sub-Adviser  will attempt to obtain the best net price and the most favorable  execution of its  orders.  Consistent  with this  obligation,  when  Sub-Adviser believes  two or more brokers or dealers are  comparable  in price and execution, Sub-Adviser may prefer: (i) brokers and dealers who provide the Fund with research advice and other services; and (ii) brokers who are affiliated with the Trust, Adviser, and/or Sub-Adviser;  provided, however,  that in no instance will  portfolio  securities be purchased from or sold to Sub-Adviser in principal transactions; and

     (c)  Provide,  at its own cost, all office space,  facilities and equipment necessary for the conduct of its advisory  activities on behalf of the
          Fund.

4.   Services not Exclusive

     The advisory  services to be furnished by Sub-Adviser  hereunder are not to be  considered  exclusive,  and  Sub-Adviser  shall be free to  furnish  similar services to others so long as its services under this Agreement are not impaired thereby;  provided,  however,  that  without  the  written  consent of  Adviser,
Sub-Adviser  will not serve as an  investment  advisor  to any other  investment company having a similar investment objective to that of the Fund.

5.   Books and Records

     In compliance with Rule 31a-3 promulgated  under the 1940 Act,  Sub-Adviser hereby  agrees that all records  which it maintains  for the benefit of the Fund are the  property of the Fund and further  agrees to  surrender  promptly to the
Fund any of such records upon the Fund's request.  Sub-Adviser further agrees to preserve for the periods  prescribed  by Rule 31a-2  promulgated  under the 1940
Act,  the  records  required  to be  maintained  by it  pursuant  to Rule  31a-1 promulgated  under the 1940 Act that are not  maintained  by others on behalf of the Fund.

6.   Expenses

     During  the  term of this  Agreement,  Sub-Adviser  will  pay all  expenses incurred by it in connection with its investment  advisory services furnished to the Fund other than the costs of  securities  and other  investments  (including brokerage  commissions and other transaction  charges) purchased or sold for the
Fund.

7.   Compensation

     Adviser  will pay to  Sub-Adviser,  and  Sub-Adviser  will  accept  as full compensation for its services rendered  hereunder,  an investment  advisory fee, computed at the end of each month and  payable  within  five (5)  business  days thereafter, equal to the annual rate of 0.75% of the average daily net assets of the Fund.  All parties to this  Agreement do hereby  authorize  and instruct the
Fund's  administrator,  Citco Mutual Fund Services,  Inc., or its successor,  to provide a calculation each month of the gross amount due to Sub-Adviser.  In the event that Sub-Adviser's  services to the Fund begin or end at a time other than the beginning or end of a month,  fees payable to  Sub-Adviser  will be prorated for that portion of the month during which services were actually rendered.

8.   Limitation of Liability

     Sub-Adviser  shall not be liable for any error of judgment,  mistake of law or loss  suffered  by the  Fund  in  connection  with  the  performance  of this
Agreement,  except a loss to the Fund resulting  from a breach of  Sub-Adviser's fiduciary  duties with respect to the receipt of compensation  for services or a loss to the Fund resulting from the Sub-Adviser's willful malfeasance, bad faith or  gross  negligence  on its  part in the  performance  of its  duties  or from reckless disregard by it of its obligations or duties under this Agreement.

9.   Duration and Termination

     (a) This  Agreement  shall become  effective  as of the date first  written above and, unless sooner terminated as provided herein, shall continue in effect for two years.  Thereafter,  this  Agreement  shall be renewable for  successive periods of one year each,  provided such  continuance is  specifically  approved annually:

     (i)  by the vote of a majority  of those  members of the Board of  Trustees who are not parties to this  Agreement  or  interested  persons of any such party (as that term is  defined in the 1940 Act),  cast in person at a meeting called for the purpose of voting on such approval; and

     (ii) by either the affirmative  vote of a majority of the Board of Trustees or the vote of a majority of the outstanding  voting securities of the
          Fund (as such a majority is defined in the 1940 Act).

     (b)  Notwithstanding the foregoing, this Agreement may be terminated by:

          (i)  Adviser, if such termination is approved by the vote of the Board of  Trustees  of the  Trust  or the  vote  of a  majority  of the outstanding  voting securities of the Fund (as such a majority is defined in the 1940 Act),  at any time without the payment of any penalty,  upon  sixty  (60)  calendar  days'  written  notice  to
               Sub-Adviser; or

          (ii) Sub-Adviser  at any time upon sixty (60)  calendar  days' written notice, without payment of any penalty.

     (c)  This  Agreement  will  automatically  terminate  in the  event  of its assignment (as that term is defined in the 1940 Act).

10.  Amendment of this Agreement

     No provision  of this  Agreement  may be changed,  waived,  discharged,  or terminated  orally, but only by a written instrument signed by the party against which enforcement of the change, waiver,  discharge or termination is sought. No material  amendment of this Agreement  shall be effective until approved by vote of a majority of the  outstanding  voting  securities of the Fund (as defined in the 1940 Act).

11.  Miscellaneous

     The captions in this  Agreement are included for  convenience  of reference only and in no way  define or limit any of the  provisions  hereof or  otherwise affect their construction or effect. If any provision of this Agreement shall be held or made  invalid  by a court  decision,  statute,  rule or  otherwise,  the remainder of the Agreement shall not be affected  thereby.  This Agreement shall be binding on, and shall  inure to the benefit of, the parties  hereto and their respective successors.

12.  Counterparts

     This Agreement may be executed in counterparts by the parties hereto,  each of which  shall  constitute  an  original,  and all of  which,  together,  shall constitute one Agreement.

13.  Governing Law

     This Agreement shall be construed in accordance  with, and governed by, the laws of the Commonwealth of Pennsylvania.

14.  Notices

     Except  as  otherwise  provided  in this  Agreement,  any  notice  or other communication  required  by or  permitted  to be given in  connection  with this
Agreement  will be in writing and will be  delivered  in person or sent by first class mail,  postage  prepaid or by prepaid  overnight  delivery  service to the respective parties as follows: If to Adviser: If to Sub-Adviser:

Quaker Funds, Inc.                    D.G. Capital Management, Inc.
309 Technology Drive                  101 Arch Street, Suite 650
Malvern, PA  19355                    Boston, MA  02110
Attn:  Jeffry H. King, Sr.            Attn:  Manu Daftary
Chief Executive Officer               President

                            [SIGNATURES ON NEXT PAGE]

     IN WITNESS  WHEREOF,  the parties  hereto have caused this  Agreement to be executed by their officers designated below as of the day and year first written above.

Attest:                                     QUAKER FUNDS, INC.

By ____________________________             By ________________________
Name:                                       Name:
Title:                                      Title:

Attest:                                     D.G. CAPITAL MANAGEMENT, INC.

By ___________________________              By __________________________
Name:                                       Name:
Title:                                      Title:

                                    EXHIBIT D

                   COMPARISON OF FEE TABLE AND EXPENSE EXAMPLE

                           QUAKER SMALL-CAP VALUE FUND

FEE TABLE

     This table compares the  shareholder  fees and annual  operating  expenses, expressed as a percentage of net assets ("Expense Ratios"), of Class A, B, C and
Institutional  Class shares of Quaker  Small-Cap Value Fund based on the current subadvisory fee rates in effect and Class A, B, C and Institutional Class shares of Quaker  Small-Cap  Value Fund based on the new subadvisory fee rates proposed under the New Subadvisory Agreement.

For the last fiscal year ended June 30, 2004.

                                             Quaker Small-Cap Value Fund
                                                     Current Fees
                                    ----------------------------------------------------
                                    Class A(1)   Class B(2)   Class C(2)   Institutional(3)
Shareholder Fees:
-----------------------------
(Fees  paid   directly   from
your investment)

Maximum Sales Charge (Load)
Imposed on Purchase (as a
percentage of offering price)       5.50%        None         None          None

Maximum Deferred Sales
Charge (as a percentage of
original purchase price or
redemption proceeds, as
applicable)                         None         5.00%        1.00%         None

Maximum Sales Charge (Load)
Imposed on Reinvested
Dividends And Other
Distributions                       None         None         None          None

Redemption Fees(4) (as a
percentage of amount
redeemed)                           None         None         None          None

Exchange Fees                       None         None         None          None

Annual Fund Operating
Expenses
(expenses that are deducted
from fund assets)

Management fees(5)                  0.77%        0.77%        0.77%         0.77%

Distribution    &   Servicing
(12b-1) Fees(6)                     0.25%        1.00%        1.00%         0.00%

Other Expenses(7)                   0.66%        0.66%        0.66%         0.66%

Total  Annual Fund  Operating
Expenses                            1.68%        2.43%        2.43%         1.43%

                                             Quaker Small-Cap Value Fund
                                                    Pro Forma Fees
                                    ----------------------------------------------------
                                   Class A(1)   Class B(2)   Class C(2)   Institutional(3)
Shareholder Fees:
-----------------------------
(Fees  paid   directly   from
your investment)

Maximum Sales Charge (Load)
Imposed on Purchase (as a
percentage of offering price)       5.50%        None         None          None

Maximum Deferred Sales
Charge (as a percentage of
original purchase price or
redemption proceeds, as
applicable)                         None         5.00%        1.00%         None

Maximum Sales Charge (Load)
Imposed on Reinvested
Dividends And Other
Distributions                       None         None         None          None

Redemption Fees(4) (as a
percentage of amount
redeemed)                           None         None         None          None

Exchange Fees                       None         None         None          None

Annual Fund Operating
Expenses
(expenses that are deducted
from fund assets)

Management fees(5)                  1.20%        1.20%        1.20%         1.20%

Distribution    &   Servicing
(12b-1) Fees(6)                     0.25%        1.00%        1.00%         0.00%

Other Expenses(7)                   0.66%        0.66%        0.66%         0.66%

Total  Annual Fund  Operating
Expenses                            2.11%        2.86%        2.86%         1.86%

(1)  Class A Shares of the Fund are subject to a maximum  front-end sales charge of 5.50%.  Larger  investments are subject to smaller sales charge.  Please see  "Class A Shares"  in the "How to Buy and Sell  Shares"  section of the
     Fund prospectus for a complete description of sales charges.

(2)  Class B Shares of the Fund are  subject  to a maximum  contingent  deferred sales charge  ("CDSC") of 5.00%.  The CDSC declines to zero over an average of seven years.  Class C Shares are subject to a CDSC of 1.00% for one year after  purchase.  Please see  "Class B Shares"  and "Class C Shares" in the
     "How to Buy and Sell  Shares"  section  of the  prospectus  for a  complete description of sales charges.

(3)  Institutional  Class Shares are subject to minimum initial investment of $1 million.  Please see  "Institutional  Class  Shares" in the "How to Buy and
     Sell Shares" section of the Fund prospectus.

(4)  The Fund's  Custodian may charge a fee (currently $25) on amounts  redeemed and sent to you by wire transfer.

(5)  Management  fees are  comprised  of an Adviser fee,  paid to Quaker  Funds,
     Inc., and the Subadviser,  Aronson+Johnson+Ortiz,  LP. The Adviser fee is a
     constant 0.30%.  Presently,  the Subadviser's base subadvisory fee of 0.90%
     is subject to a performance  adjustment,  based upon the Fund's  cumulative running twelve month performance  relative to Russell  2000(R)Index and may vary from  0.3333%  to 1.6667% of the base  investment  subadvisory  fee of
     0.90% depending on the Fund's performance.  Please see the fee table in the
     "Who Managers Our Funds" section of the Fund  prospectus for more detail on the performance adjustment to the fees paid to the subadviser.

(6)  The Fund's board of trustees  has adopted a  Distribution  and  Shareholder
     Servicing Plan under Rule 12b-1 of the 1940 Act for each Share Class except for  Institutional  Class  Shares.  Because  12b-1 fees are paid out of the
     Fund's assets on an ongoing  basis,  over time these fees will increase the cost of your  investment  and may cost you more than paying  other types of sales charge.

(7)  Other   Expenses   include  fees  paid  to  the  Fund's   transfer   agent,
     administrator,   and  other  service  providers.  Quaker  Funds,  Inc.  has voluntarily  agreed  to  waive  that  portion,  if any,  of the  investment advisory  fees payable by the Fund and to pay certain  expenses of the Fund to the extent necessary to ensure that the total annual operating  expenses of the  Class A,  Class B,  Class C and  Class I shares  of the Fund do not exceed 2.60%,  3.35%,  3.35% and 2.35%,  respectively.  Quaker Funds,  Inc.
     currently had no intention to terminate this arrangement;  however,  it may do so at any time in its sole discretion.

EXPENSE EXAMPLE

The following  example is intended to help you compare the costs of investing in this Fund versus cost of investing in other mutual  funds.  The example  assumes that you invest $10,000 for the time periods indicated. The example also assumes that your  investment  has a 5%  annual  return  each  year and that the  Fund's operating expenses remain the same each year.  Although your actual costs may be higher or lower,  based on these  assumptions  your costs for each  share  class would be:

If you redeem your share at the end of the period, your costs would be:

                                          One      Three      Five         Ten
                                          Year     Years     Years        Years

Quaker Small-Cap Value Fund
(based on Current Fees)
Class A............................       $711    $1,050    $1,412       $2,428
Class B(1).........................       $746    $1,058    $1,496       $2,494(2)
Class C(1).........................       $346      $758    $1,296       $2,766
Institutional Class................       $146      $452      $782       $1,713

Quaker Small-Cap Value Fund
(based on Pro Forma Fees)
Class A............................       $752    $1,175    $1,622       $2,857
Class B(1).........................       $789    $1,186    $1,709       $2,925(2)
Class C(1).........................       $389      $886    $1,509       $3,185
Institutional Class................       $189      $585    $1,006       $2,180

--------------------------------------------------------------------------------

If you did not redeem your share, your costs would be:

                                          One      Three      Five         Ten
                                          Year     Years     Years        Years

Quaker Small-Cap Value Fund
(based on Current Fees)
Class A............................       $711    $1,050    $1,412       $2,428
Class B(1).........................       $246      $758    $1,296       $2,494(2)
Class C(1).........................       $246      $758    $1,296       $2,766
Institutional Class................       $146      $452      $782       $1,713

Quaker Small-Cap Value Fund
(based on Pro Forma Fees)
Class A............................       $752    $1,175    $1,622       $2,857
Class B(1).........................       $289      $886    $1,509       $2,925(2)
Class C(1).........................       $289      $886    $1,509       $3,185
Institutional Class................       $189      $585    $1,006       $2,180

--------------------------------------------------------------------------------
(1)  Assumes CDSC does not apply

(2)  Class B shares  automatically  convert to Class A shares once the  economic equivalent  of a 5.00%  sales  charge  is  recovered  by the  Fund for each investment account which normally occurs 7 years after purchase; therefore, this amount assumes  conversion of Class B shares to Class A shares after 7 years, lowering your annual expenses from that time on.

                                    EXHIBIT E

                       INTERIM SUBADVISORY AGREEMENT WITH

                          SCHNEIDER CAPITAL MANAGEMENT

     This AGREEMENT is made and entered into as of the 15th day of January, 2005 by and among Quaker  Investment  Trust (the  "Trust"),  Quaker Funds,  Inc. (the
"Adviser") and Schneider Capital Management Company, a Pennsylvania  corporation
(the "Sub-Adviser").

RECITALS

     WHEREAS,   the  Trust  is  organized   under  the  laws  of  the  state  of
Massachusetts as an unincorporated business trust operating and registered as an open-end  management  investment company of the series type under the Investment
Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Trust is authorized by its Amended and Restated Declaration of
Trust and by-laws to issue separate Portfolios of shares representing  interests in separate investment portfolios (the "Portfolios"); and

     WHEREAS,  the Trust has  authorized  the  issuance of shares of  beneficial interest in, among others,  a Portfolio  known as the Quaker  Mid-Cap Value Fund
(the "Fund"); and

     WHEREAS,   Adviser  is  registered  as  an  investment  adviser  under  the
Investment  Advisers Act of 1940, as amended (the "Advisers Act") and engages in the business of asset management; and

     WHEREAS,  the Trust has  retained  Adviser to furnish  investment  advisory services to the Fund pursuant to a written  interim  agreement dated January 15,
2005; and

     WHEREAS,  the  Trust and  Adviser  have  retained  Sub-Adviser  to  furnish day-to-day  investment  advisory  services to the Fund pursuant to the terms and conditions  of this  Agreement,  and  Sub-Adviser  is willing to so furnish such services; and

     WHEREAS, the Adviser has experienced a change of control that terminated by
"assignment"  the  prior  sub-investment  advisory  agreement  by and  among the parties hereto and the parties desire to enter into this Agreement as an interim sub-investment  advisory  agreement  pursuant to the  requirements of Rule 15a-4 under the 1940 Act,  pending  approval of the Trust's  Board of Trustees and the solicitation of approval (i) by the vote of a majority of the outstanding voting securities of the Trust (as such a majority is defined in the 1940 Act) of a new investment advisory agreement by and between the Trust and the Adviser, and (ii)
by the vote of a majority of the outstanding  voting  securities of the Fund (as such a majority  is defined  in the 1940 Act) of a new  sub-investment  advisory agreement by and among the parties hereto,

     NOW  THEREFORE,  in  consideration  of the foregoing and the agreements and covenants herein contained,  the parties hereto,  intending to be legally bound, agree as follows:

1.   Appointment

     Adviser,  with the consent of the Trust and subject to the  approval of the shareholders of the Fund, hereby appoints the Sub-Adviser to provide  day-to-day investment  advisory  services  to the Fund for the periods and on the terms set forth in this  Agreement.  Sub-Adviser  accepts  the  appointment  and agrees to furnish the services herein set forth for the compensation herein provided.

2.   Delivery of Documents

     The  Trust  has   furnished   Sub-Adviser   with   properly   certified  or
authenticated copies of each of the following:

     a.   Resolutions  of  the  Trust's  Board  of  Trustees   authorizing   the
          appointment of Sub-Adviser and approving this interim Agreement;

     b.   The  Trust's  most  current   Registration   Statement  on  form  N-1A
          promulgated  under the 1940 Act and under the  Securities Act of 1933, as amended (the "1933 Act"); and

     c.   The Trust's current Prospectus and Statement of Additional Information
          (together called the "Prospectus").

     The  Trust  will  furnish  Sub-Adviser  from  time  to time  with  properly certified or  authenticated  copies of all  amendments of or  supplements to the foregoing at the same time as such  documents  are required to be filed with the
U.S. Securities and Exchange Commission ("SEC") and/or state authorities.

3.       Management

     Subject to the  supervision  of the Trust's  Board of Trustees and Adviser,
Sub-Adviser will provide a continuous investment program for the Fund, including investment research and management with respect to all securities,  investments, cash and cash  equivalents in the Fund.  Sub-Adviser will determine from time to time what securities and other  investments will be purchased,  retained or sold by the Fund.  Sub-Adviser  will  provide the  services  under this  Agreement in accordance with the Fund's investment  objectives,  policies and restrictions as such are set  forth in the  prospectus  from time to time.  Sub-Adviser  further agrees that it:

     (a)  Will conform its activities to all applicable rules and Regulations of the SEC and will,  in  addition,  conduct  its  activities  under this agreement in accordance  with the regulations of any other Federal and
          State agencies which may now or in the future have  jurisdiction  over its activities under this Agreement;

     (b)  Will place orders  pursuant to its investment  determinations  for the
          Fund either directly with the respective issuers or with any broker or dealer.  In placing orders with brokers or dealers,  Sub-Adviser  will attempt to obtain the best net price and the most favorable  execution of its  orders.  Consistent  with this  obligation,  when  Sub-Adviser believes  two or more brokers or dealers are  comparable  in price and execution, Sub-Adviser may prefer: (i) brokers and dealers who provide the Fund with research advice and other services; and (ii) brokers who
          are  affiliated  with  the  Fund(s),   Adviser,   and/or  Sub-Adviser;
          provided,  however,  that in no instance will portfolio  securities be purchased from or sold to Sub-Adviser in principal transactions; and

     (c)  Will  provide,  at its own cost,  all  office  space,  facilities  and equipment  necessary  for the conduct of its  advisory  activities  on behalf of the Fund.

4.   Services not Exclusive

     The advisory  services to be furnished by Sub-Adviser  hereunder are not to be  considered  exclusive,  and  Sub-Adviser  shall be free to  furnish  similar services to others so long as its services under this Agreement are not impaired thereby.  Sub-Adviser  agrees to provide  written  notice to the Trustees of the
Trust,  within 30 days of establishing an agreement to serve as an investment to any other investment  company having a similar  investment  objective to that of the Fund.

5.   Books and Records

     In compliance with Rule 31a-3 promulgated  under the 1940 Act,  Sub-Adviser hereby  agrees that all records  which it maintains  for the benefit of the Fund are the  property of the Fund and further  agrees to  surrender  promptly to the
Fund any of such records upon any Fund's request.  Sub-Adviser further agrees to preserve for the periods  prescribed  by Rule 31a-2  promulgated  under the 1940
Act,  the  records  required  to be  maintained  by it  pursuant  to Rule  31a-1 promulgated  under the 1940 Act that are not  maintained  by others on behalf of the Fund.

6.   Expenses

          Subject to Section  7(b)  hereof,  during the term of this  Agreement,
     Sub-Adviser  will pay all expenses  incurred by it in  connection  with its investment  advisory services furnished to the Fund other than the costs of securities and other investments (including brokerage commissions and other transaction charges) purchased or sold for the Fund.

7.       Compensation

     (a) Adviser will pay to Sub-Adviser,  and  Sub-Adviser  will accept as full compensation for its services rendered  hereunder,  an investment  advisory fee, computed at the end of each month and  payable  within  five (5)  business  days thereafter, equal to the annual rate of 0.75% of the average daily net assets of the Fund;  provided that the  compensation  that is received  under this interim
Agreement shall be no greater than the compensation  the Sub-Adviser  would have received under the Sub-Investment  Advisory Agreement between the parties hereto that was in effect immediately prior to the date of this interim Agreement.  All
parties  to  this  Agreement  do  hereby   authorize  and  instruct  the  Fund's
Administrator,  Citco-Quaker Fund Services, Inc., or its successor, to provide a calculation  each month of the gross  amount  due the  Advisor,  to deduct  such amounts from the investment advisory fee payable to Adviser under its investment advisory  agreement  with the Fund,  and to remit such fee payments  directly to
Sub-Adviser.

     (b)  Notwithstanding  the foregoing,  all of the compensation earned by the
Sub-Adviser  under this interim  Agreement  will be held in an  interest-bearing escrow account with the custodian of the Trust, subject to following conditions:

     (i)  If, by the end of the term of this interim Agreement, a new investment advisory  agreement  by and between the Trust and the Adviser has been approved  by  the  vote  of  a  majority  of  the  outstanding  voting securities  of the Trust (as such a  majority  is  defined in the 1940
          Act) and a new  sub-investment  advisory  agreement  by and  among the
          Trust,  the Adviser and the  Sub-Adviser has been approved by the vote of a majority of the  outstanding  voting  securities  of the Fund (as such a majority is defined in the 1940 Act),  the amount in the escrow account  (including  interest  earned) will be paid to the Sub-Adviser immediately upon such approval of both such agreements; and

     (ii) If, by the end of the term of this interim Agreement, a new investment advisory  agreement  by and  between the Trust and the Adviser has not been  approved  by the vote of a majority  of the  outstanding  voting securities  of the Trust (as such a  majority  is  defined in the 1940
          Act) and a new  sub-investment  advisory  agreement  by and  among the
          Trust,  the Adviser and the  Sub-Adviser  has not been approved by the vote of a majority of the  outstanding  voting  securities of the Fund
          (as such a majority is defined in the 1940 Act), the Sub-Adviser  will be paid,  at the end of the term of this interim  Agreement out of the escrow account, the lesser of:

          (1)  Any costs  incurred in performing  this interim  Agreement  (plus interest earned on that amount while in escrow); or

          (2)  The total amount in the escrow account (plus interest earned).

8.   Limitation of Liability

     Sub-Adviser  shall not be liable for any error of judgment,  mistake of law or for any other loss suffered by either Fund in connection with the performance of this Agreement,  except a loss resulting from a breach of fiduciary duty with respect to the receipt of  compensation  for services or a loss  resulting  from willful  malfeasance,  bad  faith  or  gross  negligence  on  its  part  in  the performance of its duties or from reckless disregard by it of its obligations or duties under this Agreement.

9.   Duration and Termination

     This interim  Agreement shall become effective as of the date first written above and, unless sooner terminated as provided herein, shall continue in effect until the earlier of the following two dates:

     (a)  the date when both of the following agreements have become effective:

          (i) a new investment  advisory  agreement by and between the Trust and the Adviser executed by each of such parties,  whose effective date is on or after the date of  approval of such  agreement  by the vote of a majority of the outstanding  voting securities of the Trust (as such a majority is defined in the 1940 Act); and

          (ii) a new sub-investment  advisory agreement by and among the parties hereto executed by each of such parties, whose effective date is on or after the date of approval of such agreement by the vote of a majority of the outstanding  voting  securities of the Fund (as such a majority is defined in the 1940 Act); or

     (b)  the end of the  150-day  period  that  commences  with the date  first written above.

     Notwithstanding the foregoing, this interim Agreement may be terminated (a)
by the Trust's  Board of  Trustees or the vote of a majority of the  outstanding voting securities of the Fund (as such a majority is defined in the 1940 Act) at any time, without the payment of any penalty, on not more than ten (10) calendar days' written  notice to the Adviser and  Sub-Adviser,  or (b) by the Adviser or
Sub-Adviser at any time upon thirty (30) days' written  notice,  without payment of any penalty.  Any such termination by the Trust must be authorized by vote of the  Board  of  Trustees  or by vote of a  majority  of the  outstanding  voting securities of the Fund. This Agreement will automatically terminate in the event of its assignment (as that term is defined in the 1940 Act).

10.  Amendment of this Agreement

     No provision  of this  Agreement  may be changed,  waived,  discharged,  or terminated  orally, but only by a written instrument signed by the party against which enforcement of the change, waiver,  discharge or termination is sought. No material  amendment of this Agreement  shall be effective until approved by vote of a majority of the outstanding voting securities (as defined in the 1940 Act).

11.  Miscellaneous

     The captions in this  Agreement are included for  convenience  of reference only and in no way  define or limit any of the  provisions  hereof or  otherwise affect their construction or effect. If any provision of this Agreement shall be held or made  invalid  by a court  decision,  statute,  rule or  otherwise,  the remainder of the Agreement shall not be affected  thereby.  This Agreement shall be binding on, and shall  inure to the benefit of, the parties  hereto and their respective successors.

12.  Counterparts

     This Agreement may be executed in counterparts by the parties hereto,  each of which  shall  constitute  an  original,  and all of  which,  together,  shall constitute one Agreement.

13.  Governing Law

     This Agreement shall be construed in accordance  with, and governed by, the laws of the Commonwealth of Pennsylvania.

14.  Notices

     Except  as  otherwise  provided  in this  Agreement,  any  notice  or other communication  required  by or  permitted  to be given in  connection  with this
Agreement  will be in writing and will be  delivered  in person or sent by first class mail,  postage  prepaid or by prepaid  overnight  delivery  service to the respective parties as follows:

If to the Trust:                            If to the Adviser:

Quaker Investment Trust                     Quaker Funds, Inc.
1288 Valley Forge Road, Suite 76            1288 Valley Forge Road, Suite 71
Valley Forge, PA  19482                     Valley Forge, PA  19482
Jeffrey H. King, Sr.                        Jeffry H. King, Sr.
Chairman                                    President

If to the Sub-Adviser:

Schneider Capital Management Company
460 E. Swedesford Road
Wayne, PA  19087
Attn:  Arnold Schneider
Its:  President & CEO

     IN WITNESS  WHEREOF,  the parties  hereto have caused this  Agreement to be executed by their officers designated below as of the day and year first written above.

Attest:                                     QUAKER INVESTMENT TRUST

___________________________                 /s/ Jeffry H. King, Sr.
By: Laurie Keyes                            By:  Jeffry H. King, Sr.
Title:  Secretary                           Title: Chairman

Attest:                                     QUAKER FUNDS, INC.

___________________                         /s/ Jeffry H. King, Sr.
By: Timothy E. Richards, Esq.               By:  Jeffry H. King, Sr.
Title: Chief Compliance Officer             Title: President

Attest:                                     SCHNEIDER CAPITAL
                                            MANAGEMENT COMPANY

________________________                    /s/ Arnold Schneider
By: _____________________                   By: Arnold Schneider
Title: ____________________                 Title: President  & CEO

                                    EXHIBIT F

TOTAL OUTSTANDING SHARES OF EACH FUND,
BY CLASS AND TOTAL, AS OF FEBRUARY 25, 2005

                                                                                  Institutional
Name of Fund                         Class A          Class B         Class C          Class          Total Shares
Quaker Strategic Growth Fund       19,643,815.970   775,281.785   2,617,781.584   1,242,096.415    24,278,975.754
Quaker Core Equity Fund               716,830.472    15,005.378      13,134.646     264,521.202     1,009,491.698
Quaker Small-Cap Growth Fund           42,303.718    13,898.323      26,314.617     245,982.059       328,498.717
Quaker Capital Opportunities Fund     996,423.284   119,318.119   1,003,515.772             N/A     2,119,257.175
Quaker Biotech Pharma-Healthcare    1,239,233.157   120,492.654     354,139.120             N/A     1,713,864.931
Fund
Geewax Terker Core Value Fund         146,146.370           N/A             N/A             N/A       146,146.370
Quaker Fixed Income Fund              106,957.330    75,943.074     224,044.510       9,340.894       416,285.808
Quaker Small-Cap Trend Fund           311,203.284           N/A     151,676.495      18,486.756       481,366.535
Quaker Mid-Cap Value Fund           2,950,902.335   195,872.351     832,594.874     101,053.538     4,080,423.098
Quaker Small-Cap Value Fund         1,096,630.158    54,406.007     320,263.287   1,465,193.024     2,936,492.476

                                    EXHIBIT G

PRINCIPAL HOLDERS OF SHARES AS OF FEBRUARY 25, 2005

                                                                                   Percent of
Name of Fund and Class                 Name and Address of Record               Outstanding Class
                                         and Beneficial Owner
Quaker Strategic Growth Fund Class A   Charles Schwab & Co.                          62.23%
                                       101 Montgomery Street
                                       San Francisco, CA  19404

Quaker Strategic Growth Fund -         SEMA & Co.                                    15.36%
Institutional Class                    12 E. 49th Street,
                                       41st Floor
                                       New York, NY 10017

                                       Brown Family Partnership                      22.07%
                                       P.O. Box 1714
                                       Midland, TX  79702

                                       Wagner & Brown Ltd.                           27.88%
                                       P.O. Box 1714
                                       Midland, TX  79702-1714
                                       Wagner Family 2004 Partnership                14.53%
                                       P.O. Box 1714
                                       Midland, TX  79702

Quaker Small Cap Value Fund - Class A  Charles Schwab & Co.                          41.14%
                                       101 Montgomery Street
                                       San Francisco, CA  94104

                                       Wilmington Trust Co., Trustee                 23.14%
                                       FBO Alliance Coal, LLC and
                                       Affiliates Profit Sharing
                                       & Savings Plan
                                       P.O. Box 8971
                                       Wilmington, DE  19899-8971

Quaker Small-Cap Value Fund - Class B  Preston R. Hoagland                            6.93%
                                       381 Main Street
                                       P. O. Box 112
                                       Pittstown, NJ 08867

Quaker Small-Cap Value                 First Union National Bank                      5.12%
Fund-Institutional Class               Theodore Aronson, IRA
                                       1234 Country Club Road
                                       Gladwyne, PA  19035

                                       Richmond Heights Police & Fire                 8.44%
                                       Pension Fund
                                       Attn:  Rick Vilcek
                                       1330 S. Big Bend Boulevard
                                       St. Louis, MO  63117

                                       Deutsche Bank Securities                      49.41%
                                       Emerging Market ITC
                                       Attn:  Mary Beth Reid
                                       1251 6th Avenue of the Americas
                                       New York, NY  10019-1103

                                       Bank of Oklahoma, Trustee                     19.99%
                                       FBO Retirement Plan for Employees
                                       of the Oklahoma Publishing Co.
                                       9000 N. Broadway
                                       Oklahoma City, OK  73114

Quaker Mid-Cap Value Fund-Class A      Charles Schwab & Co.                          36.13%
                                       101 Montgomery Street
                                       San Francisco, CA  94104

                                       Prudential Investment                          5.00%
                                       Management Service
                                       Attn:  Pru Choice Unit
                                       Mail Stop 194-201
                                       194 Wood Avenue South
                                       Iselin, NJ  08830

Quaker Mid-Cap Value Fund -            Laurie Keyes, JTWROS                          10.36%
Institutional Class                    Justin Keyes Brundage
                                       328 Applebrook Drive
                                       Malvern, PA 19355-3355

                                       Jeffry H. King, Sr.                           19.45%
                                       Laurie Keyes JTWROS
                                       328 Applebrook Drive
                                       Malvern, PA 19355-3355

                                       Laurie Keyes                                  30.52%
                                       328 Applebrook Drive
                                       Malvern, PA 19355-3355

                                       Edward F. Ryan, Jr., D.O.                      5.33%
                                       Employee Profit Sharing Plan
                                       U/D 9/25/909
                                       406 Chester Road
                                       Devon, PA 19333

                                       Mark A. Cairns                                 6.56%
                                       1155 Hagues Mill Road
                                       Ambler, PA 19002

Quaker Core Equity Fund - Class A      National Investors Services FBO               77.95%
                                       55 Water Street, 32nd Floor
                                       New York, NY  10041

                                       Edwin R Boynton & Rosemarie Hurner TTEES      11.45%
                                       Trust U/D John J Geewax DTD 11/14/90
                                       c/o Edwin R Boynton
                                       2600 One Commerce Sq.
                                       Philadelphia, PA 19130

Quaker Core Equity Fund - Class B      Janney Montgomery Scott LLC                   27.22%
                                       A/C 3010-3986
                                       John R. Eisenman (IRA)
                                       1801 Market Street
                                       Philadelphia, PA 19103-1675

                                       First Clearing Corportion                     12.92%
                                       A/C 1411-5683
                                       Warren C. Baver IRA
                                       1515 Hilltop Road
                                       Leesport, PA 19533-9373

                                       Ellen J. Tamburri                             12.29%

                                       IRA FBO Marta Simo                             7.69%

                                       Pershing LLC                                   9.63%
                                       P.O. Box 2052
                                       Jersey City, NJ 07303-9998

                                       Raymond James & Associates Inc.               10.34%
                                       FBO Godek IRA
                                       BIN # 74371036
                                       880 Carillon Parkway
                                       St. Petersburg, FL 33716

Quaker Core Equity Fund-Class C        Robert B. Wool                                20.52%
                                       c/o Pershing LLC
                                       P.O. Box 2052
                                       Jersey City, NJ 07303-9998

                                       NFSC                                           6.94%

                                       Hortense T. Jones                             18.08%
                                       c/o Pershing LLC
                                       P.O. Box 2052
                                       Jersey City, NJ 07303-9998

                                       Alicia M. Bednarski                            7.16%
                                       c/o Pershing LLC
                                       P.O. Box 2052
                                       Jersey City, NJ 07303-9998

                                       Sterling Trust Co., Trustee FBO               13.45%
                                       G. Kuzmiskus IRA #44399
                                       P.O. Box 2526
                                       Waco, TX 76702-2526

                                       John MaryAnn Niemiec, JTWROS                  11.47%
                                       11 Cedar Court
                                       Clinton, NJ 08809

Quaker Core Equity Fund -              Geewax Terker & Co.                            7.12%
Institututional Class                  Profit Sharing Plan & Trust
                                       Bruce Terker Trustee
                                       FBO Caryn Buck

                                       John P. Kirwin III                             6.53%
                                       Jennifer G. Terker UTMA Pa
                                       325 Bryn Mawr Avenue
                                       Bryn Mawr, PA 19010

                                       John P. Kirwin III                             6.53%
                                       Ross L. Terker UTMA Pa
                                       325 Bryn Mawr Avenue
                                       Bryn Mawr, PA 19010
                                       John P. Kirwin III                             6.53%
                                       Andrew S. Terker UTMA Pa
                                       325 Bryn Mawr Avenue
                                       Bryn Mawr, PA 19010

                                       Geewax Terker & Co                            29.59%
                                       Profit Sharing Plan & Trust
                                       Bruce Terker TTEE
                                       FBO Bruce E Terker
                                       414 Old Baltimore Pike
                                       PO Box 2700
                                       Chadds Ford, PA 19317

                                       Geewax Terker & Co                            22.42%
                                       Profit Sharing Plan & Trust
                                       Bruce Terker TTEE
                                       FBO John J Geewax
                                       414 Old Baltimore Pike
                                       PO Box 2700
                                       Chadds Ford, PA 19317

Quaker Biotech Pharma-Health Care      Charles Schwab & Co.                          43.21%
Fund - Class A                         101 Montgomery Street
                                       San Francisco, CA  19404

Quaker Capital Opportunities Fund -    Charles Schwab & Co.                           8.27%
Class A                                101 Montgomery Street
                                       San Francisco, CA  19404

                                       Larry R. Rohrbaugh A/W                         7.91%
                                       Profit Sharing Trust D/T/D 1/1/98
                                       6100 Eastern Avenue
                                       Baltimore, MD  21224

                                       Prudential Investment Management Service      19.77%
                                       Attn:  Pru Choice Unit
                                       Mail Stop 194-201
                                       194 Wood Avenue South
                                       Iselin, NJ  08830

Quaker Capital Opportunities Fund -    Donaldson Lufkin & Jenrette                   11.86%
Class B                                Securities Corp. Inc.
                                       P.O. Box 2052
                                       Jersey City, NJ 07303-9998

                                       NFSC FEBO #RCT-014478                         11.54%
                                       NFX/FMTC IRA
                                       FBO Alice R. Bowen
                                       2963 Lovell Avenue
                                       Broomall, PA 19008

                                       Pershing LLC                                   6.12%
                                       P.O. Box 2052
                                       Jersey City, NJ 07303-9998

                                       First Clearing, LLC                            5.67%
                                       A/C 5265-4607
                                       Robert I. Mallet
                                       c/o Mallet & Co., Inc.
                                       P. O. Box 474
                                       Carnegie, PA 15106-0474

Quaker Small-Cap Growth Fund - Class   Donaldson, Lufkin & Jenrette                   8.65%
A                                      Securities Corp. Inc.
                                       P.O. Box 2052
                                       Jersey City, NJ 07303-9998

                                       Citco Corporate Services, Inc.                53.44%
                                       401(k) Retirement Plan
                                       c/o Pat Sinton
                                       5900 N. Andrews Avenue
                                       Suite 700
                                       Fort Lauderdale, FL 33309

Quaker Small-Cap Growth Fund - Class   Harry J. McDermott                            18.08%
B                                      3902 Henry Avenue
                                       Philadelphia, PA 19129

                                       Thomas M. Papp, Custodian                     20.26%
                                       William M. Papp UGMA Pa
                                       7513 Franks Avenue
                                       Bath, PA 18014

                                       Robert E. Baker                               18.95%
                                       207 Avery Avenue
                                       Syracuse, NY 13204-1827

                                       First Union National Bank, Cust.               9.51%
                                       FBO Ronald S .Acher IRA
                                       78 Watchung Avenue
                                       Upper Montclair, NJ 07043-1728

                                       Richard R Turk                                 6.23%
                                       3280 Highfield Cir
                                       Bethlehem, PA 18020

                                       John A Calvert Jr.                             5.27%
                                       1250 Butler St.
                                       Easton, PA 18042

Quaker Small-Cap Growth - Class C      First Clearing Corporation                     5.93%
                                       1114 N Bancroft Parkway
                                       Wilmington, DE 19805-2611

                                       Brennan, RS                                    5.59%
                                       880 Carillon Parkway
                                       St. Petersburg, FL 33716

                                       George N. Beling Jr                            6.45%
                                       1600 Bushkill St
                                       Easton, PA 18042-3120

                                       Daniel Radogna                                 7.12%
                                       27 Ridgewood Rd
                                       Easton, PA 18045

                                       Barry W. Kocher                                6.29%
                                       3080 Clayton St.
                                       Easton, PA 18045

                                       Michael E. Davis                               7.09%
                                       1167 Tower Rd.
                                       Mohrsville, PA 19541

                                       Donald Ulmer                                   7.20%
                                       4941 Apple Dr.
                                       Reading, PA 19606

Quaker Small-Cap Growth Fund -         John J. Geewax                                94.98%
Institutional Class                    414 Old Baltimore Pike
                                       P.O. Box 2700
                                       Chadds Ford, PA 19317

Geewax Terker Core Value Fund -        Geewax Terker & Co.                           39.63%
Class A                                Profit Sharing Plan & Trust
                                       Bruce E. Terker, Trustee
                                       FBO Bruce E. Terker
                                       414 Old Baltimore Pike
                                       P.O. Box 2700
                                       Chadds Ford, PA 19317

                                       Geewax Terker & Co.                           42.11%
                                       Profit Sharing Plan & Trust
                                       Bruce E. Terker, Trustee
                                       FBO John J Geewax
                                       414 Old Baltimore Pike
                                       P.O. Box 2700
                                       Chadds Ford, PA 19317

Quaker Fixed Income Fund - Class A     Valley Forge Volunteer Fire Company            6.49%
                                       P.O. Box 62
                                       Valley Forge, PA 19481-0062

                                       Marie A. Kuhn                                  9.60%

                                       Citco Corporate Services, Inc.                24.69%
                                       401(k) Retirement Plan
                                       c/o Pat Sinton
                                       5900 N. Andrews Avenue
                                       Suite 700
                                       Ft. Lauderdale, FL 33309

Quaker Fixed Income Fund - Class B     Janney Montgomery Scott LLC                    5.86%
                                       A/C 5927-9432
                                       Joseph G. Milroy (Iva-Roll)
                                       1801 Market Street
                                       Philadelphia, PA 19103-1675

                                       First Clearing, LLC                           19.00%
                                       A/C 4137-9113
                                       Thomas W Hill and Toni L. Hill
                                       134 Overview Dr.

                                       First Clearing, LLC                            6.02%
                                       A/C 4887-1356
                                       Lisa Kreitzer
                                       1545 Crayton Avenue
                                       Lima, OH 45805

                                       First Clearing, LLC                            6.02%
                                       A/C 4868-3590
                                       David Kreitzer
                                       3305 S. Conant Rd
                                       Spencerville, OH 45887

Quaker Fixed Income Fund - Class C     NFSC FEBO #TRG-087327                          8.96%
                                       Patricia A. Gun
                                       210 Gull Road
                                       Ocean City, NJ 08226

                                       NFSC FEBO #TRG-098280                         13.95%
                                       W. Richard Gun
                                       210 Gull Road
                                       Ocean City, NJ 08226

Quaker Fixed Income Fund -             First Union National Bank                     31.53%
Institutional Class                    Raymond Keyes IRA
                                       6820 Pelican Bay Boulevard, #133
                                       Naples, FL 34108

                                       Raymond J Keyes Revocable Trust of 2000       30.23%
                                       6820 Pelican Bay Boulevard #133
                                       Naples, FL 34108

                                       Kevin J. Mailey & Barbara Mailey JTWROS       38.24%
                                       814 Tremont Drive
                                       Downingtown, PA 19335

Quaker Small-Cap Trend Fund - Class A  Charles Schwab & Co.                          17.17%
                                       101 Montgomery Street
                                       San Francisco, CA 94104

Quaker Small-Cap Trend Fund - Class C  First Clearing, LLC                            6.23%
                                       A/C 7677-2183
                                       Lucy H. Tallas
                                       7980 Graves Road
                                       Cincinnati, OH 45243

                                       First Clearing, LLC, Custodian                 8.03%
                                       A/C 7677-2167
                                       Arthur G. Tallas IRA
                                       7980 Graves Road
                                       Cincinnati, OH 45243

Quaker Small-Cap Trend Fund -          IRA FBO Caren Ascole                           5.35%
Institutional Class
                                       Edward F. Ryan Jr., D.O.                       5.50%
                                       Employee Profit Sharing Plan
                                       U/D 9/25/90
                                       406 Chester Road
                                       Devon, PA 19333

                                       Edward F. Ryan, Jr., &                         6.63%
                                       Jane D. Ryan, JTWROS
                                       406 Chester Road
                                       Devon, PA 19333

                                       David K. Downes &                             55.99%
                                       Joanne K. Downes, JTWROS
                                       365 Applebrook Drive
                                       Malvern, PA 19355-3357

                                       Mark A. Cairns                                22.82%
                                       1155 Hagues Mill Road
                                       Ambler, PA 19002

                             MEETING OF SHAREHOLDERS
                                 APRIL __, 2005

                    THIS PROXY IS SOLICITED ON BEHALF OF THE
                  BOARD OF TRUSTEES OF QUAKER INVESTMENT TRUST

The undersigned,  revoking previous proxies, hereby appoints Timothy E. Richards and David K.  Downs,  or either of them,  proxies of the  undersigned  with full right of substitution, proxies of the undersigned at the Meeting of Shareholders of Quaker  Investment  Trust,  to be held at the  offices of Citco  Mutual  Fund
Services,  Inc., located at 83 General Warren Boulevard,  Suite 200, Malvern, PA
19355 on __________,  April __, 2005 at ______ a.m.,  [p.m.] Eastern time, or at any  postponement  or  adjournments  thereof,  with  all the  powers  which  the undersigned would possess if personally present, and instructs them to vote upon any matters which may properly be acted upon at this meeting and specifically as indicated on the reverse side of this form.  Please refer to the proxy statement for a discussion of these matters.

BY SIGNING AND DATING THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE THE PROPOSALS
AS  MARKED,  OR IF NOT  MARKED,  TO VOTE "FOR" THE  PROPOSALS,  AND TO USE THEIR
DISCRETION  TO VOTE ON ANY  OTHER  MATTER  THAT MAY  PROPERLY  COME  BEFORE  THE
MEETING, OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF. PLEASE COMPLETE AND MAIL
THIS CARD AT ONCE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Please vote by checking (X) the appropriate box below.

                                                               FOR all nominees       WITHHOLD
                                                                listed (except      authority to
                                                               as marked to the     vote for all
                                                               contrary at left)      nominees
All Funds                                                            [__]               [__]
1.  To elect each of the existing Trustees to the Board of
Trustees of Quaker Investment Trust to hold office until
their successors are duly elected and qualified or until
their earlier resignation or removal as follows:

         Jeffrey H. King, Sr.        Laurie Keyes

         David K. Downes             G. Michael Mara

         Warren West                 Mark S. Singel

         Adrian A. Basora            James R. Brinton

     To withhold  authority to vote for any  individual  nominee(s),  write that nominee's or those nominees name on the line below.

                                                                   FOR    AGAINST   ABSTAIN
All Funds                                                         [__]     [__]       [__]
2.  Approve a New Investment Advisory Agreement between
Quaker Funds, Inc. and Quaker Investment Trust, on behalf of each of the Funds.
                                                                   FOR    AGAINST   ABSTAIN
Quaker Strategic Growth Fund                                      [__]     [__]       [__]
3(a).  Approve an Investment Subadvisory Agreement between
QFI and DG Capital Management, Inc. for the Fund.
                                                                   FOR    AGAINST   ABSTAIN
Quaker Core Equity Fund                                           [__]     [__]       [__]
3(b).  Approve an Investment Subadvisory Agreement between
QFI and Geewax, Terker & Co. for the Fund.
                                                                   FOR    AGAINST   ABSTAIN
Quaker Small-Cap Growth Fund                                      [__]     [__]       [__]
3(c).  Approve an Investment Subadvisory Agreement between
QFI and Geewax, Terker & Co. for the Fund.
                                                                   FOR    AGAINST   ABSTAIN
Geewax Terker Core Value Fund                                     [__]     [__]       [__]
3(d).  Approve an Investment Subadvisory Agreement between
QFI and Geewax, Terker & Co. for the Fund.
                                                                   FOR    AGAINST   ABSTAIN
Quaker Small-Cap Trend Fund                                       [__]     [__]       [__]
3(e).  Approve an Investment Subadvisory Agreement between
QFI and TrendStar Advisors, LLC for the Fund.

                                                                   FOR    AGAINST   ABSTAIN
Quaker Mid-Cap Value Fund                                         [__]     [__]       [__]
3(f).  Approve an Investment Subadvisory Agreement between
QFI and Global Capital Management, Inc. for the Fund.
                                                                   FOR    AGAINST   ABSTAIN
Quaker Small-Cap Value Fund                                       [__]     [__]       [__]
3(g).  Approve an Investment Subadvisory Agreement between
QFI and Aronson+Johnson+Ortiz, LP for the Fund.
                                                                   FOR    AGAINST   ABSTAIN
Quaker Fixed Income Fund                                          [__]     [__]       [__]
3(h).  Approve an Investment Subadvisory Agreement between
QFI and Andres Capital Management, LLC for the Fund.
                                                                   FOR    AGAINST   ABSTAIN
Quaker Capital Opportunities Fund                                 [__]     [__]       [__]
3(i).  Approve an Investment Subadvisory Agreement between
QFI and Knott Capital Management for the Fund.
                                                                   FOR    AGAINST   ABSTAIN
Quaker Biotech Pharma-Healthcare Fund                             [__]     [__]       [__]
3(j).  Approve an Investment Subadvisory Agreement between
QFI and Sectoral Asset Management, LC for the Fund.
                                                                   FOR    AGAINST   ABSTAIN
Quaker Mid-Cap Value Fund                                         [__]     [__]       [__]
4.  Ratify and approve an Interim Investment Subadvisory
Agreement by and among the Trust, QFI and Schneider Capital
Management Company with respect to Quaker Mid-Cap Value Fund.
                                                                   FOR    AGAINST   ABSTAIN
All Funds                                                         [__]     [__]       [__]
5.  Approve the use of a "Manager of Managers" structure.
                                                                   FOR    AGAINST   ABSTAIN
All Funds                                                         [__]     [__]       [__]
6.  Transact any other business, not currently contemplated, that may properly come before the Meeting, or any
adjournment thereof, in the discretion of the proxies or
their substitutes.

     EVERY SHAREHOLDER'S VOTE IS IMPORTANT! PLEASE VOTE, SIGN, DATE AND PROMPTLY
     RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE TODAY!

                    THIS  PROXY CARD IS ONLY  VALID  WHEN  SIGNED AND DATED.  TO
                    SECURE THE LARGEST  REPRESENTATION  AND AVOID THE ADDITIONAL
                    EXPENSE OF FURTHER  SOLICITATION.  PLEASE  DATE AND SIGN THE
                    NAME OR NAMES BELOW AS PRINTED ON THIS CARD TO AUTHORIZE THE
                    VOTING  OF  YOUR  SHARES  AS  INDICATED.  WHERE  SHARES  ARE
                    REGISTERED WITH JOINT OWNERS,  ALL JOINT OWNERS SHOULD SIGN.
                    PERSONS SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR OTHER
                    REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.

                    Date:                     , 2005

                    ------------------------------------------------------------
                    Signature(s) (Joint Owners) (PLEASE SIGN WITHIN BOX)